As Filed with the Securities and Exchange Commission on July 7, 2006

Securities Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

DWS VALUE SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

617-295-2572

(Registrant’s Area Code and Telephone Number)

John Millette, Secretary

Two International Place

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

With copies to:

David A. Sturms, Esq.

Vedder, Price, Kaufman & Kammholz, P.C.

222 North LaSalle Street

Chicago, Illinois 60601

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

DWS Dreman Financial Services Fund

DWS Equity Trust

Q&A

Q. What is happening?

A. Deutsche Asset Management (or “DeAM” as defined on page 15 of the enclosed Prospectus/Proxy Statement) is proposing to merge DWS Dreman Financial Services Fund into DWS Dreman High Return Equity Fund.

Q. What issue am I being asked to vote on?

A. You are being asked to vote on the proposal to merge DWS Dreman Financial Services Fund into DWS High Return Equity Fund.

After carefully reviewing the proposal, the Board of Trustees of DWS Equity Trust (the “Trust”), of which DWS Dreman Financial Services Fund is a series, has determined that this action is in the best interests of the Fund. The Board unanimously recommends that you vote for this proposal.

Q. Why has this proposal been made for my Fund?

A. The merger of DWS Dreman Financial Services Fund into DWS Dreman High Return Equity Fund is part of an ongoing program initiated by DeAM to restructure its product line to match its distribution focus in the future and to eliminate funds that have little opportunity for growth and that add unnecessary complexity and inefficiency to its business. As a part of this program, DeAM has advised the Board that because DeAM believes DWS Dreman Financial Services Fund is relatively small and has little opportunity for growth, DeAM no longer wishes to manage or support the Fund in its current form. Accordingly, DeAM has proposed the merger of DWS Dreman Financial

Q&A continued

Services Fund into another fund managed by Dreman Value Management LLC—DWS Dreman High Return Equity Fund—which is much larger and has a better investment performance track record.

While DeAM believes that DWS Dreman High Return Equity Fund should provide a comparable investment opportunity for shareholders of DWS Dreman Financial Services Fund, there are a number of significant differences in the portfolios of each fund. DeAM has estimated that approximately         % of the portfolio of DWS Dreman Financial Services Fund will be liquidated and the proceeds will be reinvested in other securities so that upon the merger, DWS Dreman Financial Services Fund’s portfolio will conform to DWS Dreman High Return Equity Fund’s investment objective, policies, restrictions and strategies. As noted below, DeAM will pay all costs associated with the merger, including but not limited to transaction costs associated with the repositioning of the Fund’s portfolio.

Q. Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A. No. DeAM will bear these costs.

Q. Will I have to pay taxes as a result of the merger?

A. The merger is expected to be a tax-free transaction, and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, your Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains. If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to capital gains as a result of the normal operations of your Fund whether or not the transaction occurs.

Q. Upon merger, will I own the same number of shares?

A. The aggregate value of your shares will not change as a result of the merger. It is likely, however, that the number of shares you own will change as a result of the merger

Q&A continued

because your shares will be exchanged at the net asset value per share of DWS Dreman High Return Equity Fund, which will probably be different from the net asset value per share of DWS Dreman Financial Services Fund.

Q. When would the merger take place?

A. If approved, the merger would occur on or about October     , 2006 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and number of shares owned.

Q. How can I vote?

A. You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q. If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the Trust as explained in the proxy statement; or (2) forwarding a later-dated proxy that is received by the fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q&A continued

Q. Will I be able to continue to track my Fund’s performance in the newspaper, on the Internet or through the voice response system (DWS ScudderACCESS)?

A. Yes. You will be able to continue to track your Fund’s performance through all these means.

Q. Whom should I call for additional information about this proxy statement?

A. Please call Computershare Fund Services, your Fund’s proxy solicitor, at [            ].

DWS DREMAN FINANCIAL SERVICES FUND

A Message from the President of DWS Equity Trust

[mailing date], 2006

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in DWS Dreman Financial Services Fund (“Financial Services Fund”). While you are, of course, welcome to join us at the Financial Services Fund shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of Financial Services Fund into DWS Dreman High Return Equity Fund (“High Return Fund”). In this merger, your shares of Financial Services Fund would, in effect, be exchanged, on a tax-free basis, for shares of High Return Fund with an equal aggregate net asset value.

The proposed merger of Financial Services Fund into High Return Fund is part of an ongoing program initiated by Deutsche Asset Management (or “DeAM” as defined on page 15 of the enclosed Prospectus/Proxy Statement). The program is intended to restructure its product line to match its distribution focus in the future and to eliminate funds that have little opportunity for growth and that add unnecessary complexity and inefficiency to its business. As a part of this program, DeAM has advised the Board of Trustees of DWS Equity Trust (the “Trust”) that because DeAM believes DWS Dreman Financial Services Fund is relatively small and has little opportunity for growth, DeAM no longer wishes to manage or support the Fund in its current form. Accordingly, DeAM has proposed the merger of DWS Dreman Financial Services Fund into another fund managed by Dreman Value Management LLC—DWS Dreman High Return Equity Fund—which is much larger and has a better investment performance track record.

In determining to recommend approval of the merger, the Trustees conducted a thorough review of the potential implications of the merger, and concluded that the Fund’s participation in the proposed merger would be in the best interests of Financial Services Fund and would not dilute the interests of its existing shareholders. If the merger is approved, the Board expects that the proposed changes will take effect during the fourth calendar quarter of 2006.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on High Return Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Financial Services Fund’s proxy solicitor, at [                        ] or contact your financial advisor. Thank you for your continued support of DWS Scudder.

Sincerely yours,

Michael Colon

President

DWS Equity Trust

DWS DREMAN FINANCIAL SERVICES FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s shareholder meeting. It tells you what matter will be voted on and the time and place of the meeting, in the event you choose to attend in person.

To the Shareholders of DWS Dreman Financial Services Fund:

A Special Meeting of Shareholders of DWS Dreman Financial Services Fund (“Financial Services Fund”) will be held October 12, 2006 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Financial Services Fund to DWS Dreman High Return Equity Fund (“High Return Fund”), in exchange for shares of High Return Fund and the assumption by High Return Fund of all liabilities of Financial Services Fund, and the distribution of such shares, on a tax-free basis, to the shareholders of Financial Services Fund in complete liquidation and termination of Financial Services Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Financial Services Fund at the close of business on August 3, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Trustees

John Millette

Secretary

[mailing date], 2006

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DWS DREMAN FINANCIAL SERVICES FUND

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page 21.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. You may receive more than one proxy card since several shareholder meetings are being held as part of the broader restructuring program of the DWS fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Computershare Fund Services, DWS Dreman Financial Services Fund’s proxy solicitor, at the special toll-free number we have set up for you [                  ] or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

[effective date], 2006

Acquisition of the assets of:	By and in exchange for shares of:

DWS Dreman Financial Services Fund a series of DWS Equity Trust	DWS Dreman High Return Equity Fund a series of DWS Value Series, Inc.

222 S. Riverside Plaza Chicago, IL 60606 (312) 537-7000	222 S. Riverside Plaza Chicago, IL 60606 (312) 537-7000

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of DWS Dreman Financial Services Fund (“Financial Services Fund”) into DWS Dreman High Return Equity Fund (“High Return Fund”). High Return Fund and Financial Services Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Financial Services Fund will receive a number of full and fractional shares of the corresponding class of High Return Fund equal in value as of the Valuation Time (as defined below on page 21) to the total value of such shareholder’s Financial Services Fund shares.

This Prospectus/Proxy Statement is being mailed on or about                     , 2006. It explains concisely what you should know before voting on the matter described herein or investing in High Return Fund, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of High Return Fund dated March 1, 2006, as supplemented from time to time, for Class A, B and C shares, a copy of which is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Financial Services Fund dated March 1, 2006, as supplemented from time to time, for Class A, B and C shares;

(iii)	the statement of additional information of Financial Services Fund dated March 1, 2006, as supplemented from time to time, for Class A, B and C shares;

(iv)	the statement of additional information relating to the proposed merger, dated , 2006 (the “Merger SAI”); and

(v)	the audited financial statements and related independent public accounting firm’s report for Financial Services Fund contained in the Annual Report for the fiscal year ended November 30, 2005, and the updated unaudited financial statements contained in the Semi-annual Report for the six-month period ended May 31, 2006.

No other parts of the prospectuses, statements of additional information (“SAIs”), Semi-annual Report or Annual Report are incorporated by reference herein.

The updated financial highlights for High Return Fund contained in the Semi-annual Report to shareholders for the period ended May 31, 2006, are attached to this Prospectus/Proxy Statement as Exhibit B.

Shareholders may get free copies of the Annual Report, Semi-annual Report, prospectus and/or SAI for a Fund, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at 1-800-                .

Like shares of Financial Services Fund, shares of High Return Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Financial Services Fund’s proxy solicitor, at [                        ], or contact your financial advisor.

High Return Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the SAIs, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of DWS Equity Trust (the “Trust”), of which Financial Services Fund is the sole series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Financial Services Fund into High Return Fund. If approved by shareholders, all of the assets of Financial Services Fund will be transferred to High Return Fund solely in exchange for the issuance and delivery to Financial Services Fund of shares of High Return Fund (“Merger Shares”) with a value equal to the value of Financial Services Fund’s assets net of liabilities and for the assumption by High Return Fund of all liabilities of Financial Services Fund. All Merger Shares delivered to Financial Services Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the appropriate class of Merger Shares received by Financial Services Fund will be distributed pro rata, on a tax-free basis for federal income tax purposes, to its shareholders of record.

2.	What will happen to my shares of Financial Services Fund as a result of the merger?

Your shares of Financial Services Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of High Return Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page 21).

3.	Why have the Trustees of the Trust recommended that shareholders approve the merger?

In determining to recommend that shareholders of Financial Services Fund approve the merger, the Trustees considered, among others, the following factors:

•	That, as part of its ongoing program to restructure its product line, Deutsche Asset Management (or “DeAM” as defined below on page 15) would like to eliminate funds with little opportunity for growth and no longer wishes to manage or support Financial Services Fund;

•	Various alternatives to the proposed merger (e.g., liquidation of Financial Services Fund);

•	That DeAM recommended the merger based on its belief that High Return Fund has a similar investment objective and strategy to Financial Services Fund, relative to other DWS funds; and

•	The proposed merger would address Financial Services Fund’s long-term relative underperformance.

In addition, the Trustees noted that DeAM has agreed to cap the total operating expense ratios of the combined fund at lower levels than the current total expense ratios of Financial Services Fund for approximately three years following the merger. The Trustees also noted that DeAM agreed to pay all costs associated with the merger, including but not limited to any transaction costs associated with the repositioning of Financial Services Fund’s portfolio.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of Financial Services Fund and (2) the interests of the existing shareholders of Financial Services Fund will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust unanimously recommend that shareholders approve the Agreement (as defined on page 19) effecting the merger.

4.	What are the investment goals, policies and restrictions of the Funds?

Financial Services Fund seeks to provide long-term capital appreciation. High Return Fund seeks to achieve a high rate of total return. Under normal circumstances, Financial Services Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. While Financial Services Fund invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities and up to 20% of net assets in investment-grade debt securities.

Under normal circumstances, High Return Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of large US companies. High Return Fund may also invest up to 20% of total assets in foreign securities.

Although it is not a principal investment strategy for either Fund, each Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, each Fund may use futures, currency options and forward currency transactions. Each Fund may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

While DeAM believes that High Return Fund should provide a comparable investment opportunity for shareholders of Financial Services Fund, there are a number of significant differences in the portfolios of each Fund. DeAM has estimated that approximately         % of the portfolio of Financial Services Fund will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with High Return Fund’s investment objective, policies, restrictions and strategies.

4

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of May 31, 2006, and DeAM’s estimation of the portfolio composition of High Return Fund assuming consummation of the proposed merger.

Portfolio Composition

(as a % of Fund, excluding cash equivalents)

	Financial Services Fund	High Return Fund	High Return Fund —Estimated (assuming consummation of merger)(1)
Consumer Staples	—%	—%	—%
Consumer Discretionary	—%	—%	—%
Industrials	—%	—%	—%
Information Technology	—%	—%	—%
Utilities	—%	—%	—%
Energy	—%	—%	—%
Health Care	—%	—%	—%
Financials:
Banks	—%	—%	—%
Capital Markets	—%	—%	—%
Consumer Finance	—%	—%	—%
Diversified Financial Services	—%	—%	—%
Insurance	—%	—%	—%
Real Estate	—%	—%	—%

Total Financials:	—%	—%
U.S. Treasury Obligations	—%	—%	—%
Securities Lending Collateral	—%	—%	%

	100%	100%	100%

(1)	Reflects DeAM’s estimation of the portfolio composition of High Return Fund subsequent to the merger, taking into account that prior to the merger, pursuant to the Agreement and Plan of Reorganization, a significant portion of the portfolio of Financial Services Fund will be liquidated and the proceeds will be used to acquire other securities consistent with the investment objective, policies, restrictions and strategies of High Return Fund. There can be no assurance as to actual portfolio composition of High Return Fund subsequent to the merger.

5

5.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the year ended May 31, 2006 and the pro forma estimated expense ratios of High Return Fund assuming consummation of the merger.

Shareholder Fees

(fees paid directly from your investment)

Fee Table	Class A		Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)
Financial Services Fund	5.75	%(1)	None	None
High Return Fund	5.75	%(1)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)
Financial Services Fund	None	(2)	4.00%	1.00%
High Return Fund	None	(2)	4.00%	1.00%
Redemption/Exchange Fee on shares owned less than 15 days (as % of redemption proceeds)(3)
Financial Services Fund	2.00%		2.00%	2.00%
High Return Fund	2.00%		2.00%	2.00%

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted.
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.
(3)	This fee is charged on all applicable redemptions or exchanges.

The table below compares the annual management fee schedules of the Funds, which are identical, expressed as a percentage of net assets. As of May 31, 2006, High Return Fund and Financial Services Fund had net assets of $               and $              , respectively.

Financial Services Fund		High Return Fund (pre- and post-merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0 to $250 million	0.750%	$0 to $250 million	0.750%
$250 million to $1 billion	0.720%	$250 million to $1 billion	0.720%
$1 billion to $2.5 billion	0.700%	$1 billion to $2.5 billion	0.700%
$2.5 billion to $5 billion	0.680%	$2.5 billion to $5 billion	0.680%
$5 billion to $7.5 billion	0.650%	$5 billion to $7.5 billion	0.650%
$7.5 billion to $10 billion	0.640%	$7.5 billion to $10 billion	0.640%
$10 billion to $12.5 billion	0.630%	$10 billion to $12.5 billion	0.630%
Over $12.5 billion	0.620%	Over $12.5 billion	0.620%

6

As shown below, the merger is expected to result in a lower total expense ratio for shareholders of Financial Services Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fees	Distribution/ Service (12b-1) Fee	Other Expenses		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimburse-ments		Net Annual Fund Operating Expenses
Financial Services Fund
Class A	—%	—%	—%		—%	—%		—%
Class B	—%	—%	—%		—%	—%		—%
Class C	—%	—%	—%		—%	—%		—%
High Return Fund
Class A	—%	—%	—%		—%	—%		—%
Class B	—%	—%	—%		—%	—%		—%
Class C	—%	—%	—%		—%	—%		—%
High Return Fund (Pro forma combined)
Class A	—%	—%	—	%(1)	—%	—	%(2)	—%
Class B	—%	—%	—	%(1)	—%	—	%(2)	—%
Class C	—%	—%	—	%(1)	—%	—	%(2)	—%

(1)	Other expenses are estimated, accounting for the effect of the merger.
(2)	Contingent upon effectuation of the merger, through February 28, 2010, Deutsche Investment Management Americas Inc. has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund total operating expenses at 1.12%, 1.96% and 1.87% for Class A, Class B and Class C shares respectively, excluding certain expenses such as [extraordinary expenses, taxes, brokerage and interest].

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Deutsche Investment Management Americas Inc. (“DeIM” or “Advisor”), the investment manager for the Funds, expects the combined Fund to incur in the first year following the merger.

7

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Financial Services Fund Assuming you sold your shares at the end of each period.
Class A	$	$	$	$
Class B	$	$	$	$
Class C	$	$	$	$
Assuming you kept your shares.
Class A	$	$	$	$
Class B	$	$	$	$
Class C	$	$	$	$
High Return Fund Assuming you sold your shares at the end of each period.
Class A	$	$	$	$
Class B	$	$	$	$
Class C	$	$	$	$
Assuming you kept your shares.
Class A	$	$	$	$
Class B	$	$	$	$
Class C	$	$	$	$
High Return Fund (Pro forma combined) Assuming you sold your shares at the end of each period.
Class A	$	$	$	$
Class B	$	$	$	$
Class C	$	$	$	$
Assuming you kept your shares.
Class A	$	$	$	$
Class B	$	$	$	$
Class C	$	$	$	$

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Financial Services Fund or its shareholders as a direct result of the merger. For a discussion of taxes that you may incur indirectly as a result of the merger (e.g., due to differences in the Funds’ portfolio turnover rates and net investment income), please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

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8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of a particular class for each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Financial Services Fund.

10.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change, but the total value of the shares of High Return Fund you receive will equal the total value of the shares of Financial Services Fund that you hold at the Valuation Time (as defined on page 21). Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the “yes” vote of the holders of a majority of the outstanding voting securities of Financial Services Fund as defined in the Investment Company Act of 1940 (the “1940 Act”).

The Trustees of the Trust believe that the proposed merger is in the best interests of Financial Services Fund. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of High Return Fund, and how do they compare with those of Financial Services Fund?

Objective and Strategies.    High Return Fund seeks to achieve a high rate of total return and Financial Services Fund seeks to provide long-term capital appreciation. Under normal circumstances, High Return Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). High Return Fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2005, the S&P 500 Index has a median market capitalization of $11.26 billion) and that the portfolio managers believe are undervalued. High Return Fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although High Return Fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors.

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In contrast, under normal circumstances, Financial Services Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities of financial services companies. These may include companies of any size that commit at least half of their assets to the financial services sector or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The Funds use a similar investment process. The portfolio managers begin by screening for stocks for High Return Fund and Financial Services Fund, whose price-to-earnings ratios are below the average for the S&P 500 Index and the Standard & Poor’s Financial Index, respectively. The portfolio managers then compare a company’s stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and, for High Return Fund, income.

Other Investments.    High Return Fund may also invest up to 20% of total assets in foreign securities and Financial Services Fund may also invest up to 30% of total assets in foreign securities and up to 20% of net assets in investment-grade debt securities. Although not one of either Fund’s principal investment strategies, each Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, each Fund may use futures, currency options and forward currency transactions. Each Fund may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio managers assemble each Fund’s portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for financial industries for Financial Services Fund, and for various sectors and industries for High Return Fund. For each Fund, the portfolio managers may favor securities from different industries (and sectors for High Return Fund) at different times, while still maintaining variety in terms of industries and companies represented. The portfolio managers will normally sell a stock when the portfolio managers believe its price is unlikely to go higher, it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities or, for Financial Services Fund, in the course of adjusting the emphasis on a given industry.

Securities Lending.    Each Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Other Policies.

•	Although major changes tend to be infrequent, the Board overseeing each Fund could change the investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days’ notice prior to making any changes to a Fund’s 80% investment policy.

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•	Each Fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

•	As a temporary defensive measure, High Return Fund and Financial Service Fund could shift up to 50% and 100%, respectively, of its assets into investments such as money market securities. This could prevent losses, but while engaged in a temporary defensive position, a Fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	High Return Fund also may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

Although DeAM believes that High Return Fund should provide a comparable investment opportunity for shareholders of Financial Services Fund, there are a number of significant differences in the portfolios of each Fund. Pursuant to the Agreement (as defined on page 19), DeAM has estimated that approximately     % of the portfolio of Financial Services Fund will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with High Return Fund’s investment objective, policies, restrictions and strategies.

Primary Risks.    As with any investment, you may lose money by investing in High Return Fund. Certain risks associated with an investment in High Return Fund are summarized below. Subject to certain exceptions, the risks of an investment in High Return Fund are similar to the risks of an investment in Financial Services Fund. More detailed descriptions of the risks associated with an investment in High Return Fund can be found in the High Return Fund prospectus and SAI.

The value of your investment in High Return Fund will change with changes in the values of the investments held by High Return Fund. A wide array of factors can affect those values. In this summary we describe the principal risks that may affect High Return Fund’s investments as a whole. High Return Fund could be subject to additional principal risks because the types of investments it makes can change over time.

Stock Market Risk.    As with most stock funds, an important factor with High Return Fund is how stock markets perform—in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments High Return Fund makes and High Return Fund may not be able to get attractive prices for them. An investment in Financial Services Fund is also subject to this risk.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities in High Return Fund’s portfolio may decline in value.

Value Investing Risk.    As with any investment strategy, the “value” strategy used in managing High Return Fund’s portfolio will, at times, perform better than or worse than

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other investment styles and the overall market. If the portfolio managers overestimate the value or return potential of one or more common stocks, High Return Fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk.    While High Return Fund does not concentrate in any industry, to the extent that High Return Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Securities Lending Risk.    Any loss in the market price of securities loaned by High Return Fund that occurs during the term of the loan would be borne by High Return Fund and would adversely affect High Return Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by High Return Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Financial Services Fund is also subject to this risk.

Other factors that could affect the performance of both Funds include:

•	the portfolio managers could be wrong in their analysis of industries, companies, economic trends or other matters

•	foreign stocks may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Secondary Risks

Derivatives Risk.    Although not one of its principal investment strategies, High Return Fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that High Return Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose High Return Fund to the effects of leverage, which could increase High Return Fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to High Return Fund. An investment in Financial Services Fund is also subject to this risk.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if High Return Fund has valued its securities too highly, you may end up paying too much for shares when you buy into High Return Fund. If High Return Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell. An investment in Financial Services Fund is also subject to this risk.

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IPO Risk.    Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on High Return Fund so long as High Return Fund has a small asset base. High Return Fund may not experience a similar impact on its performance as its assets grow because it is unlikely High Return Fund will be able to obtain proportionately larger IPO allocations.

Performance Information.    The following information provides some indication of the risks of investing in each Fund. Of course, a Fund’s past performance is not an indication of future performance.

The bar charts show how the performance of each Fund’s Class A shares has varied from year to year, which may give some idea of risk. The tables following the charts show how each Fund’s performance compares with one or more broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The tables include the effects of maximum sales loads. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Calendar Year Total Returns (%)

High Return Fund—Class A Shares

For the periods included in the bar chart:

Best Quarter: 22.77%, Q3, 2000                Worst Quarter: -17.61%, Q3, 2002

Year-to-date performance through June 30, 2006 was         %.

Financial Services Fund—Class A Shares

For the periods included in the bar chart:

Best Quarter: 22.64%, Q3, 2000                Worst Quarter: -16.57%, Q3, 2002

Year-to-date performance through June 30, 2006 was         %.

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Average Annual Total Returns

(for periods ended December 31, 2005)

	Past 1 year	Past 5 years	Past 10 years
High Return Fund
Class A
Return before Taxes	1.52%	4.53%	11.28%
Return after Taxes on Distributions	1.30%	4.15%	10.03%
Return after Taxes on Distributions and Sale of Fund Shares	1.27%	3.71%	9.27%
Class B (Return before Taxes)	3.83%	4.75%	11.00%
Class C (Return before Taxes)	6.89%	4.97%	11.04%
Index (reflects no deductions for fees, expenses or taxes)	4.91%	0.54%	9.07%

Index:    The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

	Past 1 year		Past 5 years	Since Inception*
Financial Services Fund
Class A
Return before Taxes	-	7.18%	2.42%	4.04%
Return after Taxes on Distributions	-	7.49%	2.16%	3.69%
Return after Taxes on Distributions and Sale of Fund Shares	-	4.26%**	1.99%	3.32%
Class B (Return before Taxes)	-	5.24%	2.64%	3.97%
Class C (Return before Taxes)	-	2.32%	2.83%	4.03%
Index 1 (reflects no deductions for fees, expenses or taxes)		4.91%	0.54%	3.19%
Index 2 (reflects no deductions for fees, expenses or taxes)		6.47%	3.76%	5.91%

Total returns for 1998 through 1999 would have been lower if operating expenses hadn’t been reduced.
*	Class A, B and C shares commenced operations on March 9, 1998. Index comparisons begin on March 31, 1998.
**	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deductions for the shareholder.

Index 1:    The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2:    Standard & Poor’s Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call 1-800-621-1048 or visit the website at www.dws-scudder.com.

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III. OTHER INFORMATION ABOUT THE FUNDS

Advisor and Portfolio Managers.    DeIM is the investment advisor for each Fund. Under the supervision of the Board of Trustees/Directors of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, or a subadvisor, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM is a part of DeAM and is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The investment subadvisor for each Fund is Dreman Value Management, L.L.C. (“DVM”), 520 East Cooper Avenue, Suite 230-4, Aspen, Colorado 81611. DVM was founded in 1977 and currently manages over $14 billion in assets, which is primarily comprised of institutional accounts and investment companies managed by DeIM. Pursuant to a subadvisory agreement with DeIM, DVM performs some of the functions of the Advisor, including making each fund’s investment decisions, buying and selling securities, selecting brokers and dealers and negotiating brokerage commissions and other dealer charges for each Fund.

David N. Dreman is the Lead Portfolio Manager for both Funds. Mr. Dreman is the Chairman, Chief Investment Officer and founder of DVM. He began his investment career in 1957. Mr. Dreman joined the investment team for High Return Fund in 1988. In 1998, he joined the investment team for Financial Services Fund.

F. James Hutchinson is a Portfolio Manager for both Funds. Mr. Hutchinson began his investment career in 1986 and joined each Fund’s portfolio management team in 2001. Prior to that, his experience includes over 30 years at The Bank of New York in both the corporate finance and trust/investment areas and as President of The Bank of New York (NJ).

Each Fund’s statement of additional information provides additional information about the Portfolio Managers’ investments in the Funds, a description of their compensation structure and information regarding other accounts they manage.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, DWS Scudder Distributors, Inc. (“DWS SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C shares of High Return Fund and Financial Services Fund, and acts as agent of each Fund in the continuing offer of such shares. High Return Fund has adopted distribution and/or service plans on behalf of the Class A, B and C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the corresponding distribution plans for Financial Services Fund. Rule 12b-1 distribution plans allow the Funds to pay distribution and/or service fees for the sale and distribution of their shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

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Pursuant to a services agreement with High Return Fund, which is substantially identical to the services agreement for Financial Services Fund, DWS SDI receives a services fee with respect to the Class A, B and C shares of each Fund. DWS SDI uses the fee to compensate financial services firms for providing personal services and maintaining accounts for there customers that hold these classes of shares of each Fund, and may retain any portion of the fee not paid to such firms to compensate itself for administrative functions performed for the Fund. All amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares.

Directors/Trustees and Officers.    The Directors overseeing High Return Fund, a series of DWS Value Series, Inc., are the same as the Trustees who oversee Financial Services Fund, a series of the Trust: Shirley D. Peterson (Chair), John W. Ballantine, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, William McClayton and Robert H. Wadsworth. The officers of DWS Value Series, Inc. are the same as those of the Trust.

Independent Registered Public Accounting Firm (“Auditor”).    Ernst & Young LLP is the Auditor for both High Return Fund and Financial Services Fund.

Charter Documents.

DWS Value Series, Inc.    High Return Fund is one of five series of DWS Value Series, Inc. (the “Corporation”). The Corporation was organized as a Maryland corporation in October 1987 and has an authorized capitalization of 4,775,000,000 shares of $0.01 par value common stock. Currently, Class A, Class B, Class C, Class R, Class I, Class S and Institutional Class shares are offered by High Return Fund.

Shares.    The Directors of the Corporation have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Directors also may authorize the division of shares of High Return Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in High Return Fund’s prospectus. Each share has equal rights with each other share of the same class of the High Return Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate High Return Fund or any class by notice to the shareholders without shareholder approval.

Shareholder Meetings.    The Corporation is not required to hold annual meetings of shareholders unless required by the 1940 Act. Special meetings of shareholders may be called by the Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting.

Shareholder Liability.    Pursuant to Maryland law, shareholders are generally not personally liable for the debts of the Corporation or any of its series.

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Director Liability.    The Corporation’s Articles of Incorporation, as amended, provide that the Directors of the Corporation, to the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act, shall not be liable to the Corporation or its shareholders for damages. The By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Election and Term of Directors.    Each Director of the Corporation serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed. Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of a majority of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Director or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

DWS Equity Trust.    Financial Services Fund is a non-diversified series of DWS Equity Trust (the “Trust”), a registered open-end management investment company organized as a business trust under the laws of Massachusetts on January 6, 1998.

Shares.    The Trustees of the Trust have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees of the Trust also may authorize the division of shares of Financial Services Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Financial Service Fund’s prospectus.

Each share has equal rights with each other share of the same class of Financial Services Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees of the Trust may also terminate the Financial Services Fund or any class by notice to the shareholders without shareholder approval.

Shareholder Meetings.    Financial Services Fund is generally not required to hold meetings of its shareholders. Under the Trust’s Declaration of Trust, as amended (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Financial Services Fund or a class to the extent and as provided in the Declaration of Trust and as required

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by applicable law; (d) any amendment of Declaration of Trust to the extent and as provided in the Declaration of Trust and applicable law; and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Fund with the SEC or any state, or as a Trustee may consider necessary or desirable. The shareholders also would vote upon changes in fundamental policies or restrictions.

Shareholder Liability.    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of Financial Services Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of Financial Services Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Financial Services Fund or its Trustees. Moreover, the Declaration of Trust provides for indemnification out of Financial Services Fund property for all losses and expenses of any shareholder held personally liable for the obligations of Financial Services Fund and Financial Services Fund will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and Financial Services Fund itself is unable to meet its obligations.

Election and Term of Trustees.    Each Trustee of the Trust serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires or is removed. Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

The foregoing is only a summary of the charter documents of High Return Fund and Financial Services Fund and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Fund Accounting Fees.    DWS Scudder Fund Accounting Corporation (“DWS SFAC”), Two International Place, Boston, Massachusetts 02110, a subsidiary of DeIM, is responsible for determining the net asset value per share of each Fund and maintaining

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the portfolio and general accounting records for each Fund. Currently, DWS SFAC receives no fee for its services to High Return Fund. Financial Services Fund is obligated to pay DWS SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% on the next $850 million and 0.0045% of such assets in excess of $1 billion, plus holding, multi-class surcharge and transaction charges for this service. For the fiscal year ended November 30, 2005, the amount charged to Financial Services Fund for this service aggregated $97,820.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Financial Services Fund are being asked to approve the merger pursuant to an Agreement and Plan of Reorganization between the Trust, on behalf of Financial Services Fund, and the Corporation, on behalf of High Return Fund (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Financial Services Fund to High Return Fund in exchange for the assumption by High Return Fund of all liabilities of Financial Services Fund and for the issuance and delivery to Financial Services Fund of Merger Shares of High Return Fund equal in aggregate value to the net value of the assets transferred to High Return Fund.

After receipt of the Merger Shares, Financial Services Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Financial Services Fund, and the legal existence of Financial Services Fund will be terminated. Each shareholder of Financial Services Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value as of the Valuation Time (as defined on page 21) to, the aggregate value of the shareholder’s Financial Services Fund shares.

Prior to the date of the merger, Financial Services Fund will sell all investments that are not consistent with the current investment objective, policies, restrictions and investment strategies of High Return Fund, and declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of Financial Services Fund occurring prior to the merger above that which they would have received absent the merger.

The Trustees of the Trust have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of Financial Services Fund, as defined in the 1940 Act.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Trustees of the Trust and Directors of the Corporation may consider such alternatives as may be in the best interests of each Fund.

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Background and Trustees’ Considerations Relating to the Proposed Merger. DeAM first proposed the merger to the Trustees in December 2005 as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. DeAM advised the Trustees that the program is intended to restructure its product line to match its distribution focus in the future and eliminate funds that have little opportunity for growth and that add unnecessary complexity and inefficiency to its business.

In particular, DeAM advised the Trustees that because DeAM believes Financial Services Fund is relatively small and has little opportunity for growth, DeAM no longer wishes to manage or support Financial Services Fund in its current form.

The Trustees of the Trust conducted a thorough review of the potential implications of the merger on Financial Services Fund’s shareholders. They were assisted in this review by their independent legal counsel. The Trustees of the Trust met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information.

On May 10, 2006, the Trustees of the Trust, all of whom are not “interested persons” of the Trust (as defined by the 1940 Act), approved the terms of the merger. The Trustees have also unanimously agreed to recommend that the merger be approved by Financial Services Fund’s shareholders.

In determining to recommend that the shareholders of Financial Services Fund approve the merger, the Trustees considered, among others, the factors described below:

•	That, as part of its ongoing program to restructure its product line, DeAM would like to eliminate funds with little opportunity for growth and no longer wishes to manage or support Financial Services Fund;

•	Various alternatives to the proposed merger (e.g., liquidation of Financial Services Fund);

•	That DeAM recommended the merger based on its belief that High Return Fund has a similar investment objective and strategy to Financial Services Fund, relative to other DWS funds; and

•	The proposed merger would address Financial Services Fund’s long-term relative underperformance.

In addition, the Trustees considered the following factors, among others, in determining to recommend that the shareholders of Financial Services Fund approve the merger:

•	The Trustees noted that DeAM would bear all of the expenses associated with the merger, including but not limited to, transaction costs associated with any related repositioning of Financial Services Fund’s portfolio.

•

The Trustees noted that the estimated operating expense ratios of each class of the combined fund are expected to be lower than the corresponding class of Financial Services Fund. The Trustees also considered DeAM’s commitment to cap the combined fund’s operating expense ratios for a three year period at levels

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below Financial Services Fund’s current operating expense ratios. The Trustees noted the possible economies of scale that might be realized by DeAM in connection with the merger.

•	The Trustees concluded that the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•	The Trustees noted that the services available to shareholders of each class of High Return Fund were substantially identical to those available to shareholders of the corresponding class of Financial Services Fund.

•	The tax consequences of the merger on Financial Services Fund, High Return Fund and their respective shareholders, including, in particular, the historical and pro forma tax attributes of Financial Services Fund and High Return Fund and the effect of the merger on certain tax losses of the Funds (see “Federal Income Tax Consequences” below). The Trustees concluded that lower fund operating expenses and other benefits to shareholders resulting from the merger outweighed the potentially less favorable tax attributes of the combined fund.

•	DeIM has agreed to indemnify High Return Fund against certain liabilities High Return Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in High Return Fund (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by fund management to be remote.

•	DeIM has agreed to indemnify the Independent Trustees of the Trust against certain liabilities that such Independent Trustees may incur by reason of having served as a Trustee of the Trust.

Based on all of the foregoing, the Trustees concluded that Financial Services Fund’s participation in the merger would be in the best interests of Financial Services Fund and would not dilute the interests of Financial Services Fund’s existing shareholders. The Trustees of the Trust, all of whom are not “interested persons” of the Financial Services Fund (as defined in the 1940 Act), unanimously recommend that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that High Return Fund will acquire all of the assets of Financial Services Fund solely in exchange for the assumption by High Return Fund of all liabilities of Financial Services Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time, on             , 2006, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Financial Services Fund will transfer all of its assets to High Return Fund, and in exchange, High Return Fund will assume all liabilities of Financial Services Fund and deliver to Financial Services Fund a number of full and fractional Merger Shares of each

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class having an aggregate net asset value equal to the value of the assets of Financial Services Fund attributable to shares of the corresponding class of Financial Services Fund, less the value of the liabilities of Financial Services Fund assumed by High Return Fund attributable to shares of such class of Financial Services Fund. Immediately following the transfer of assets on the Exchange Date, Financial Services Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Financial Services Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Financial Services Fund. As a result of the proposed transaction, each shareholder of Financial Services Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of Financial Services Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of High Return Fund in the name of such Financial Services Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Directors of the Corporation (who are the same) have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Trustees of the Trust and the Directors of the Corporation have determined that the proposed merger is in the best interests of their respective Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of High Return Fund and Financial Services Fund, (ii) by either party if the merger shall not be consummated by                     , 2006 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Financial Services Fund approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Financial Services Fund are added to the portfolio of High Return Fund, the resulting portfolio will meet the investment objective, policies, restrictions strategies of High Return Fund. DeAM has represented that approximately             % of the portfolio of Financial Service Fund will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire other securities consistent with High Return Fund’s investment objectives, policies, restrictions and strategies.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $            . All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to Financial Services Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares are Class A, Class B and Class C shares of High Return Fund.

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Financial Services Fund shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Financial Services Fund. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your Financial Services Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the High Return Fund prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP, special tax counsel, (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the US Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•	The acquisition by High Return Fund of all of the assets of Financial Services Fund solely in exchange for Merger Shares and the assumption by High Return Fund of all of the liabilities of Financial Services Fund, followed by the distribution by Financial Services Fund to its shareholders of Merger Shares in complete liquidation of Financial Services Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Financial Services Fund and High Return Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•	Under Section 361 of the Code, Financial Services Fund will not recognize gain or loss upon the transfer of its assets to High Return Fund in exchange for Merger Shares and the assumption of Financial Services Fund liabilities by High Return Fund, and Financial Services Fund will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of Financial Services Fund.

•	Under Section 354 of the Code, shareholders of Financial Services Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Financial Services Fund shares.

•	Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of Financial Services Fund will be the same as the aggregate basis of Financial Services Fund shares exchanged therefor.

•	Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Financial Services Fund shareholder will include the holding period of Financial Services Fund shares exchanged therefor, provided that the Financial Services Fund shareholder held the Financial Services Fund shares at the time of the reorganization as a capital asset.

•	Under Section 1032 of the Code, High Return Fund will not recognize gain or loss upon the receipt of assets of Financial Services Fund in exchange for Merger Shares and the assumption by High Return Fund of all of the liabilities of Financial Services Fund.

•	Under Section 362(b) of the Code, the basis of the assets of Financial Services Fund transferred to High Return Fund in the reorganization will be the same in the hands of High Return Fund as the basis of such assets in the hands of Financial Services Fund immediately prior to the transfer.

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•	Under Section 1223(2) of the Code, the holding periods of the assets of Financial Services Fund transferred to High Return Fund in the reorganization in the hands of High Return Fund will include the periods during which such assets were held by Financial Services Fund.

Some of the portfolio assets of Financial Services Fund will be sold in connection with the merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Financial Services Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to Financial Services Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends to (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

High Return Fund’s ability to carry forward its pre-merger losses as well as those of Financial Services Fund will be limited as a result of the merger. The effect of this limitation, however, will depend on the amount of losses in each Fund at the time of the merger. For example, if the merger were to have occurred on December 31, 2005, [Tax Explanation to come].

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-US and other tax laws.

The portfolio turnover rate for High Return Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the period ended May 31, 2006 was     %. The portfolio turnover rate for Financial Services Fund for the period ended May 31, 2006 was     %. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and in the case of net short-term capital gains, would be taxed as ordinary income).

Each Fund intends to distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains after utilization of capital loss carryforwards, if any, quarterly. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder’s account. If the Agreement is approved by Financial Services Fund’s shareholders, Financial Services Fund will pay its shareholders a distribution of all undistributed net investment company taxable income (computed without regard to any deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carry-forwards) immediately prior to the Closing (as defined in the Agreement).

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While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, and net investment income and net realized capital gains, may result in future taxable distributions to shareholders arising indirectly from the merger.

Capitalization.    The following table sets forth the capitalization of each Fund as of May 31, 2006, and of High Return Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	Financial Services Fund	High Return Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A Shares	$	$	$	$
Class B Shares	$	$	$	$
Class C Shares	$	$	$	$

Total Net Assets	$	$	$	$

Shares Outstanding
Class A Shares			$	$
Class B Shares			$	$
Class C Shares			$	$
Net Asset Value Per Share
Class A Shares	$	$	$	$
Class B Shares	$	$	$	$
Class C Shares	$	$	$	$

(1)	Assumes the merger had been consummated on May 31, 2006, and is for information purposes only. No assurance can be given as to how many shares of High Return Fund will be received by the shareholders of Financial Services Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of High Return Fund that actually will be received on or after such date.

The Trustees of the Trust, all of whom are independent Trustees, unanimously recommend approval of the merger.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Financial Services Fund into High Return Fund and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of Financial Services Fund Shareholders (the “Meeting”). The Meeting is to be held on October 12, 2006 at 4:00 p.m. Eastern time at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting of Shareholders, the Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about                     , 2006.

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As of August 3, 2006, Financial Services Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	[Number of Shares]
Class B	[Number of Shares]
Class C	[Number of Shares]

Only shareholders of record on August 3, 2006 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from Financial Services Fund’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of Financial Services Fund as defined in the 1940 Act as (A) 67% or more of the voting securities of Financial Service Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of Financial Services Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of Financial Services Fund, whichever is less.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Financial Services Fund at the close of business on August 3, 2006 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of one-third of the shares of Financial Services Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Financial Services Fund as tellers for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership.    As of August 3, 2006, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of Financial Services Fund and the officers and Directors of the Corporation as a group beneficially owned less than 1% of the outstanding shares of High Return Fund . To the best of the knowledge of Financial Services Fund, the following shareholders owned of record or

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beneficially 5% or more of the outstanding shares of any class of Financial Services Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned

To the best of the knowledge of High Return Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of High Return Fund as of August 3, 2006:

Class	Shareholder Name and Address	Percentage Owned

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of the Trust, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

The presence at any shareholders’ meeting, in person or by proxy, of the holders of at least one-third of the outstanding shares of Financial Services Fund shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. For purposes of determining the presence of a quorum for transacting business at the meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted, and thus will have the effect of a “no” vote. Broker non-votes are proxies received by Financial Services Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Computershare Fund Services (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $            . As the Meeting date approaches, certain shareholders of Financial Services Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Financial Services Fund.

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Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at Computershare. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Financial Services Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at 345 Park Avenue, New York, New York 10154, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

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Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of a Special Meeting of Shareholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period of time to permit further solicitation of proxies.

VI. REGULATORY AND LITIGATION MATTERS

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

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Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [        ] day of             , 2006, by and among DWS Value Series, Inc. (the “Acquiring Corporation”), a Maryland corporation, on behalf of DWS High Return Equity Fund (the “Acquiring Fund”), a series of the Acquiring Corporation; DWS Equity Trust (the “Acquired Trust”), a Massachusetts business trust, on behalf of DWS Dreman Financial Services Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser to the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Corporation and the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest (without par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B and Class C shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration for Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B and Class C of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund Trustees. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to the Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Corporation’s Articles of Incorporation, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A, Class B and Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by the Funds’ Independent Registered Public Accounting Firm upon the reasonable request of a Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be                     , 2006, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank & Trust Company (“SSB”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to SSB, also the custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  SSB, as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B and Class C Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the trustees of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B and Class C of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to, any deferred compensation to the Acquired Fund’s trustees.

4.	Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended November 30, 2005, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since November 30, 2005, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SSB, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Corporation is a Maryland corporation duly organized and validly existing under the laws of Maryland with power under the Acquiring Corporation’s Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Corporation duly designated in accordance with the applicable provisions of the Acquiring Corporation’s Articles of Incorporation. The Acquiring Corporation and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Corporation is not, and the execution, delivery and performance of this Agreement by the Acquiring Corporation will not result (i) in violation of Maryland law or of the Acquiring Corporation’s Articles of Incorporation, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended November 30, 2005, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since November 30, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Corporation (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Trust and Acquiring Corporation covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies, strategies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Corporation’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [60 days from original meeting], 2006.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Corporation will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Trust, the Acquiring Corporation, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Trust, the Acquiring Corporation, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions and strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets with the cash proceeds from the disposition of assets pursuant to the Acquiring Fund’s investment objective, policies, restrictions and strategies prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Corporation’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Corporation has been formed and is an existing corporation;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Corporation’s Articles of Incorporation, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Corporation is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Corporation, (ii) the Acquiring Corporation is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of Maryland for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Trust.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Class A, Class B and Class C shares of the Acquiring Fund to 1.12%, 1.96% and 1.87%, respectively, excluding 12b-1 plans and certain other expenses, for the period commencing                     , 2006 and ending February 28, 2010, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Corporation, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been formed and is an existing business trust;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Corporation is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Corporation, (ii) the Acquiring Corporation is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of Maryland for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C., of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Trust.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under

Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of the Acquiring Corporation and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Corporation or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Corporation or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  The Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeIM, or its affiliates, will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the reconfiguration of its portfolio, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [60 days from original closing date], 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., or to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to the Acquired Trust mean and refer to the trustees of the Acquired Trust from time to time serving under its Declaration of Trust on file with the Secretary of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Acquired Trust conducts its business. References in this Agreement to the Acquiring Corporation mean and refer to the officers of the Acquiring Corporation from time to time serving under its Articles of Incorporation, as amended from time to time, pursuant to which the Acquiring Corporation conducts its business. It is expressly agreed that the obligations of the Acquired Trust and Acquiring Corporation hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Acquired Trust, Acquiring Corporation or the Funds personally, but bind only the respective property of the Funds, as provided in the Acquired Trust’s and the Acquiring Corporation’s charter documents. Moreover, no series of either the Acquired Trust or the Acquiring Corporation other than the Funds shall be responsible for the obligations of the Acquired Trust and Acquiring Corporation hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Acquired Trust and Acquiring Corporation hereunder. The execution and the delivery of this Agreement have been authorized by each of the Acquired Trust’s and Acquiring Corporation’s trustees/directors, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such trustees/directors, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in the Acquired Trust’s and the Acquiring Corporation’s charter documents.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Acquired Trust or Acquiring Corporation or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS VALUE SERIES, INC., on behalf of DWS Dreman High Return Equity Fund

Secretary	By: Its:

Attest:	DWS EQUITY TRUST, on behalf of DWS Dreman Financial Services Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

Exhibit B

Updated Financial Highlights for DWS-Dreman High Return Equity Fund for the six-month period ended May 31, 2006

(To Come)

DWS Scudder

222 South Riverside Plaza

Chicago, IL 60606

(312) 537-7000

For more information, please call your Fund’s proxy solicitor,

Computershare Fund Services, at 1-                        .

FORM OF PROXY

3 EASY WAYS TO VOTE YOUR PROXY CARD

DWS SCUDDER P.O. BOX 9132 HINGHAM, MA 02043-9132

Vote by Phone: Call toll-free 1-800-    -        . Follow the recorded instructions.

Vote on the Internet: Log on to                         .com. Follow the on-screen instructions.

Vote by Mail: Check the appropriate box on the reverse side of the proxy card, sign and date the card and return in the envelope provided.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET

999 999 999 999 99 ***

DWS DREMAN FINANCIAL SERVICES FUND	DWS EQUITY TRUST PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor New York, New York 10154 4:00 p.m., Eastern time, on October 12, 2006

The undersigned hereby appoints Philip J. Collora, Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated: ____________________________________

Signature(s) (Title(s), if applicable)	(Sign in the Box)

Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please fill in box as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE MATTER BELOW IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

Vote on Proposal	FOR	AGAINST	ABSTAIN

Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of DWS Dreman Financial Services Fund to DWS Dreman High Return Equity Fund in exchange for shares of DWS Dreman High Return Equity Fund and the assumption by DWS Dreman High Return Equity Fund of all of the liabilities of DWS Dreman Financial Services Fund and the distribution of such shares to the shareholders of DWS Dreman Financial Services Fund in complete termination and liquidation of DWS Dreman Financial Services Fund.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

MAY 1, 2006

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH OF THE LISTED FUNDS

DWS High Income Fund

DWS High Income Plus Fund

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

DWS California Tax Free Income Fund DWS Core Fixed Income Fund DWS Emerging Markets Fixed Income Fund DWS Global Bond Fund DWS GNMA Fund DWS High Yield Tax Free Fund	DWS Inflation Protected Plus Fund DWS Intermediate Tax/AMT Free Fund DWS Managed Municipal Bond Fund DWS Massachusetts Tax-Free Fund DWS New York Tax-Free Income Fund	DWS Short Duration Fund DWS Short Duration Plus Fund DWS Short-Term Municipal Bond Fund DWS Strategic Income Fund DWS U.S. Government Securities Fund

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

DWS Balanced Fund

DWS Blue Chip Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Conservative Allocation Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Government & Agency Money Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Series

DWS Money Market Fund

DWS Pacific Opportunities Equity Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Target 2006 Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax-Exempt Money Fund

DWS Tax Free Money Fund

DWS U.S. Treasury Money Fund

DWS Technology Fund

DWS Value Builder Fund

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund’s top ten holdings and other information about each fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings. Please Retain This Supplement for Future Reference May 1, 2006.

MARCH 1, 2006

PROSPECTUS

DWS Large Cap Value Fund — Classes A, B, C and R

(formerly Scudder Large Cap Value Fund)

DWS Dreman Concentrated Value Fund — Classes A, B and C

(formerly Scudder-Dreman Concentrated Value Fund)

DWS Dreman High Return Equity Fund — Classes A, B, C and R

(formerly Scudder-Dreman High Return Equity Fund)

DWS Dreman Mid Cap Value Fund — Classes A, B and C

(formerly Scudder-Dreman Mid Cap Value Fund)

DWS Dreman Small Cap Value Fund — Classes A, B, C and R

(formerly Scudder-Dreman Small Cap Value Fund)

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Classes A, B and C shares are generally intended for investors seeking the advice and assistance of a financial advisor. Class R shares are only available to participants in certain retirement plans.

	Class A	Class B	Class C	Class R
ticker symbol	KDCAX	KDCBX	KDCCX	KDCRX
fund number	086	286	386	1505

DWS Large Cap Value Fund

(formerly Scudder Large Cap Value Fund)

The Fund’s Main Investment Strategy

The fund seeks long-term capital appreciation, with current income as a secondary objective. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2005, the Russell 1000 Value Index had a median market capitalization of $4.77 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

OTHER INVESTMENTS The fund may invest up to 20% of total assets in foreign securities. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The managers assemble the fund’s portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of industries and companies represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio may decline in value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in diversifying a growth-oriented portfolio or adding a core holding to a value-oriented portfolio.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the managers overestimate the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the managers could be wrong in their analysis of industries, companies, economic trends or other matters

•	foreign stocks may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with that of two broad-based market indices (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

In the table, the performance figures for Class R prior to its inception, October 1, 2003, are based on the historical performance of the fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class R.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Large Cap Value Fund

Annual Total Returns (%) as of 12/31 each year — Class

A THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	14.42
1997	28.73
1998	19.17
1999	-10.73
2000	15.69
2001	1.56
2002	-15.33
2003	32.46
2004	9.27
2005	1.85

For the periods included in the bar chart:

Best Quarter: 18.70%, Q2 2003	Worst Quarter: -19.48%, Q3 2002

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class A
Return before Taxes	-4.00	3.62	8.04
Return after Taxes on Distributions	-4.83	3.17	6.41
Return after Taxes on Distributions and Sale of Fund Shares	-1.44	2.98	6.14
Class B (Return before Taxes)	-1.89	3.85	7.77
Class C (Return before Taxes)	1.09	4.05	7.75
Class R (Return before Taxes)	1.48	4.37	8.15
Index 1 (reflects no deductions for fees, expenses or taxes)	7.05	5.28	10.94
Index 2 (reflects no deductions for fees, expenses or taxes)	4.91	0.54	9.07

Index 1: The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.

Index 2: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Total returns for 1996, 2003, 2004 and 2005 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.dws-scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold Class A, B, C or R shares of the fund.

Fee Table	Class A		Class B	Class C	Class R
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	%(1)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	(2)	4.00%	1.00%	None
Redemption/Exchange Fee on shares owned less than 15 days (as % of redemption proceeds)(3)	2.00		2.00	2.00	2.00%
Annual Fund Operating Expenses, deducted from fund assets Management Fee(6)	0.52%		0.52%	0.52%	0.52%
Distribution/Service (12b-1) Fee	0.24		0.99	0.99	0.49
Other Expenses(7)	0.30		0.47	0.30	0.42
Total Annual Operating Expenses	1.06		1.98	1.81	1.43
Less Expense Waiver/Reimbursement(4,5)	0.01		0.08	0.00	0.01
Net Annual Fund Operating Expenses(4,5)	1.05		1.90	1.81	1.42

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.
(3)	This fee is charged on applicable redemptions or exchanges. Please see “Policies about transactions” for further information.
(4)	Through March 31, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.90% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses.
(5)	Through March 31, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.40% for Class R shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.

Based on the costs above (including up to two years of capped expenses in each period for Classes A, B and R), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$676	$892	$1,125	$1,794
Class B shares	593	914	1,261	1,843
Class C shares	284	569	980	2,127
Class R shares	145	451	781	1,712

Expenses, assuming you kept your shares

Class A shares	$676	$892	$1,125	$1,794
Class B shares	193	614	1,061	1,843
Class C shares	184	569	980	2,127
Class R shares	145	451	781	1,712

	Class A	Class B	Class C
ticker symbol	LOPEX	LOPBX	LOPCX
fund number	444	644	744

DWS Dreman Concentrated Value Fund

(formerly Scudder-Dreman Concentrated Value Fund)

The Fund’s Main Investment Strategy

The fund’s investment objective is long-term growth of capital. The fund seeks to achieve its objective by investing primarily in the common stocks of large companies that the portfolio managers believe are undervalued, but have favorable prospects for appreciation. The fund is classified as a non-diversified portfolio and normally invests in a core position of common stocks (normally 20 to 25 stocks) that represent the portfolio managers’ best ideas. The fund may hold a limited number of additional positions under unusual market conditions, to accommodate large inflows or outflows of cash, or to accumulate or reduce existing positions.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare the company’s stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth. Other fundamental factors that the managers consider are liquidity ratios, debt management, and return on equity.

OTHER INVESTMENTS. The fund may invest up to 20% of total assets in foreign securities and up to 10% of total assets in high yield bonds (“junk” bonds). Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The fund may engage in short sales of securities and financial indexes.

The portfolio managers assemble the fund’s portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries. Because of the fund’s emphasis on a limited number of issuers, the fund may have greater exposure to a particular sector or sectors than a more diversified portfolio.

The portfolio managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented. The managers will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

The fund may lend its investment securities in an amount up to 33 (1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Focus Risk. A strategy of investing in a limited number of securities may increase the volatility of the fund’s investment performance compared to a strategy of investing in a larger number of securities.

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors who are interested in a large-cap value fund that invests in a limited number of issuers and who can accept somewhat higher volatility.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the large company portion of the US stock market. At times, large company stocks may not perform as well as stocks of smaller or midsize companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio may decline in value.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the managers overestimate the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the portfolio managers could be wrong in their analysis of industries, companies, economic trends or other matters

•	foreign stocks may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

The Fund’s Performance History

As the fund has not yet completed one year of operations, no performance information is available as of the date of this prospectus.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold Class A, B and C shares of the fund.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	%(1)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	(2)	4.00%	1.00%
Redemption/Exchange Fee on shares owned less than 15 days (as % of redemption proceeds)(3)	2.00		2.00	2.00

Annual Fund Operating Expenses, deducted from fund assets

Management Fee	0.80%		0.80%	0.80%
Distribution/Service (12b-1) Fee	0.25		1.00	1.00
Other Expenses(4)	0.66		0.71	0.66
Total Annual Operating Expenses	1.71		2.51	2.46
Less Expense Waiver/Reimbursements(5)	0.46		0.51	0.56
Net Annual Fund Operating Expenses(5)	1.25		2.00	1.90

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.
(3)	This fee is charged on applicable redemptions or exchanges. Please see “Policies about transactions” for further information.
(4)	“Other Expenses” are based on estimated amounts for the current fiscal year. Actual expenses may be different.
(5)	Through February 28, 2007, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.25% for Class A shares, 2.00% for Class B shares and 1.90% for Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses. Notwithstanding the foregoing, the advisor has agreed to pay the fund’s organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$695	$1,041
Class B shares	603	1,033
Class C shares	293	713

Expenses, assuming you kept your shares

Class A shares	$695	$1,041
Class B shares	203	733
Class C shares	193	713

	Class A	Class B	Class C	Class R
ticker symbol	KDHAX	KDHBX	KDHCX	KDHRX
fund number	087	287	387	1506

DWS Dreman High Return Equity Fund

(formerly Scudder-Dreman High Return Equity Fund)

The Fund’s Main Investment Strategy

The fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2005, the S&P 500 Index had a median market capitalization of $11.26 billion) and that the portfolio managers believe are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the fund’s portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

OTHER INVESTMENTS The fund may invest up to 20% of total assets in foreign securities. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The managers will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio may decline in value.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the managers overestimate the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors who are interested in a large-cap value fund that may focus on certain sectors of the economy.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the managers could be wrong in their analysis of industries, companies, economic trends or other matters

•	foreign stocks may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

In the table, the performance figures for Class R prior to its inception, October 1, 2003, are based on the historical performance of the fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class R.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman High Return Equity Fund

Annual Total Returns (%) as of 12/31 each year — Class

A THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	28.79
1997	31.92
1998	11.96
1999	-13.23
2000	41.32
2001	1.23
2002	-18.52
2003	31.34
2004	13.48
2005	7.72

For the periods included in the bar chart:

Best Quarter: 22.77%, Q3 2000	Worst Quarter: -17.61%, Q3 2002

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class A
Return before Taxes	1.52	4.53	11.28
Return after Taxes on Distributions	1.30	4.15	10.03
Return after Taxes on Distributions and Sale of Fund Shares	1.27	3.71	9.27
Class B (Return before Taxes)	3.83	4.75	11.00
Class C (Return before Taxes)	6.89	4.97	11.04
Class R (Return before Taxes)	7.50	5.42	11.51
Index (reflects no deductions for fees, expenses or taxes)	4.91	0.54	9.07

Index: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.dws-scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold Class A, B, C or R shares of the fund.

Fee Table	Class A		Class B	Class C	Class R
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	%(1)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	(2)	4.00%	1.00%	None
Redemption/Exchange Fee on shares owned less than 15 days (as % of redemption proceeds)(3)	2.00		2.00	2.00	2.00%

Annual Fund Operating Expenses, deducted from fund assets

Management Fee	0.69%		0.69%	0.69%	0.69%
Distribution/Service (12b-1) Fee	0.24		0.99	0.99	0.46
Other Expenses	0.19		0.27	0.20	0.21
Total Annual Operating Expenses	1.12		1.95	1.88	1.36

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.
(3)	This fee is charged on applicable redemptions or exchanges. Please see “Policies about transactions” for further information.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$683	$911	$1,156	$1,860
Class B shares	598	912	1,252	1,862
Class C shares	291	591	1,016	2,201
Class R shares	138	431	745	1,635

Expenses, assuming you kept your shares

Class A shares	$683	$911	$1,156	$1,860
Class B shares	198	612	1,052	1,862
Class C shares	191	591	1,016	2,201
Class R shares	138	431	745	1,635

	Class A	Class B	Class C
ticker symbol	MIDVX	MIDYX	MIDZX
fund number	417	617	717

DWS Dreman Mid Cap Value Fund

(formerly Scudder-Dreman Mid Cap Value Fund)

The Fund’s Main Investment Strategy

The fund seeks long-term capital appreciation.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-cap companies that the portfolio managers believe are undervalued, but have favorable prospects for appreciation. The fund defines mid-cap companies as companies that have a market capitalization similar to that of the Russell Mid Cap Value Index with a market capitalization which usually ranges from $550 million to $20 billion.

The portfolio managers begin their stock selection process by screening for stocks of mid-cap companies with below market price-to-earnings ratios. The managers then compare the company’s stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth.

The managers assemble the fund’s portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

OTHER INVESTMENTS. The fund may invest up to 20% of total assets in foreign securities. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The managers will normally sell a stock when it may no longer qualify as a mid-cap company, it reaches a target price, its fundamental factors change or other investments offer better opportunities.

The fund may lend its investment securities in an amount up to 33 (1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the mid-cap company portion of the US stock market. When mid-cap company stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio may decline in value.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the managers overestimate the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Mid-Cap Company Risk. Mid-cap company stocks tend to experience steeper price fluctuations — down as well as up — than stocks of larger companies. A shortage of reliable information — the same information gap that creates opportunity — can pose added risk. Industry-wide reversals may have a greater impact on mid-cap companies, since they usually lack a large company’s financial resources. Mid-cap company stocks are typically less liquid than large company stocks.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the managers could be wrong in their analysis of industries, companies, economic trends or other matters

•	foreign stocks may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

The Fund’s Performance History

As the fund has not yet completed one year of operations, no performance information is available as of the date of this prospectus.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold Class A, B and C shares of the fund.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	%(1)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	(2)	4.00%	1.00%
Redemption/Exchange Fee on shares owned less than 30 days (as % of redemption proceeds)(3)	2.00		2.00	2.00

Annual Operating Expenses, deducted from fund assets

Management Fee	0.75%		0.75%	0.75%
Distribution/Service (12b-1) Fee	0.25		1.00	1.00
Other Expenses(4)	1.78		1.84	1.80
Total Annual Operating Expenses	2.78		3.59	3.55
Less Expense Waiver/Reimbursements(5)	1.43		1.54	1.50
Net Annual Fund Operating Expenses(5)	1.35		2.05	2.05

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.
(3)	This fee is charged on applicable redemptions or exchanges. Please see “Policies about transactions” for further information.
(4)	“Other Expenses” are based on estimated amounts for the current fiscal year. Actual expenses may be different.
(5)	Through February 28, 2009, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.35% for Class A shares, 2.05% for Class B shares and 2.05% for Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses. Notwithstanding the foregoing, the advisor has agreed to pay the fund’s organizational and offering expenses.

Based on the costs above (including one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years” period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$705	$978
Class B shares	608	943
Class C shares	308	643

Expenses, assuming you kept your shares

Class A shares	$705	$978
Class B shares	208	643
Class C shares	208	643

	Class A	Class B	Class C	Class R
ticker symbol	KDSAX	KDSBX	KDSCX	KDSRX
fund number	088	288	388	1507

DWS Dreman Small Cap Value Fund

(formerly Scudder-Dreman Small Cap Value Fund)

The Fund’s Main Investment Strategy

The fund seeks long-term capital appreciation.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the fund defines as companies that are similar in market value to those in the Russell 2000 Index (as of December 31, 2005, the Russell 2000 Index had a median market capitalization of $598 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on an analysis of economic outlooks for various industries.

OTHER INVESTMENTS While the fund invests mainly in US stocks, it could invest up to 20% of total assets in foreign securities. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio may decline in value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for value-oriented investors who are interested in small-cap market exposure.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the managers overestimate the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the managers could be wrong in their analysis of industries, companies, economic trends or other matters

•	foreign stocks may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with that of two broad-based market indices (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

In the table, the performance figures for Class R prior to its inception, October 1, 2003, are based on the historical performance of the fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class R.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Small Cap Value Fund

Annual Total Returns (%) as of 12/31 each year — Class

A THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	29.60
1997	20.02
1998	-12.82
1999	0.65
2000	-2.47
2001	14.32
2002	-10.79
2003	42.64
2004	25.31
2005	9.71

For the periods included in the bar chart:

Best Quarter: 22.19%, Q2 2003	Worst Quarter: -24.07%, Q3 1998

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class A
Return before Taxes	3.40	13.52	9.64
Return after Taxes on Distributions	1.94	13.13	9.23
Return after Taxes on Distributions and Sale of Fund Shares	4.38	11.85	8.44
Class B (Return before Taxes)	5.78	13.79	9.35
Class C (Return before Taxes)	8.90	14.00	9.47
Class R (Return before Taxes)	9.47	14.45	9.83
Index 1 (reflects no deductions for fees, expenses or taxes)	4.55	8.22	9.26
Index 2 (reflects no deductions for fees, expenses or taxes)	4.71	13.55	13.08

Index 1: The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

Index 2: The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Total returns for 1996 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.dws-scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold Class A, B, C or R shares of the fund.

Fee Table	Class A		Class B	Class C	Class R
Shareholder Fees, paid directly from your investment

Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	%(1)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	(2)	4.00%	1.00%	None
Redemption/Exchange Fee on shares owned less than 30 days (as % of redemption proceeds)(3)	2.00		2.00	2.00	2.00%

Annual Fund Operating Expenses, deducted from fund assets

Management Fee	0.73%		0.73%	0.73%	0.73%
Distribution/Service (12b-1) Fee	0.22		1.00	1.00	0.47
Other Expenses	0.32		0.46	0.32	0.48
Total Annual Operating Expenses	1.27		2.19	2.05	1.68

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.
(3)	This fee is charged on applicable redemptions or exchanges. Please see “Policies about transactions” for further information.
(4)	Through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.60% for Class R shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period

Class A shares	$697	$955	$1,232	$2,021
Class B shares	622	985	1,375	2,076
Class C shares	308	643	1,103	2,379
Class R shares	171	530	913	1,987

Expenses, assuming you kept your shares

Class A shares	$697	$955	$1,232	$2,021
Class B shares	222	685	1,175	2,076
Class C shares	208	643	1,103	2,379
Class R shares	171	530	913	1,987

Other Policies and Secondary Risks

While the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days’ notice prior to making any changes to each fund’s (except DWS Dreman Concentrated Value Fund) 80% investment policy.

•	These funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

•	Each fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

•	As a temporary defensive measure, each fund could shift up to 50% of assets into investments such as money market securities. This could prevent losses, but while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, a fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase a fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If a fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on a fund so long as the fund has a small asset base. A fund may not experience a similar impact on its performance as its assets grow because it is unlikely the fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Each fund’s complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until each fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

Who Manages and Oversees the Funds

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management (“DeAM”) is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for each fund. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
DWS Large Cap Value Fund	0.52%
DWS Dreman Concentrated Value Fund	0.00%*
DWS Dreman High Return Equity Fund	0.69%
DWS Dreman Mid Cap Value Fund	0.00%*
DWS Dreman Small Cap Value Fund	0.73%

*	Annualized. Amounts reflect waivers.

DWS Dreman Concentrated Value Fund

As compensation for its services, DeIM receives from DWS Dreman Concentrated Value Fund a fee computed daily and paid monthly (based upon the fund’s average daily net assets) in accordance with the following schedule: 0.80% for the first $250 million, 0.78% for the next $750 million, 0.76% for the next $1.5 billion and 0.74% thereafter.

DWS Dreman Mid Cap Value Fund

As compensation for its services, DeIM is entitled to receive from DWS Dreman Mid Cap Value Fund a fee computed daily and paid monthly (based upon the fund’s average daily net assets) in accordance with the following schedule: 0.75% for the first $250 million, 0.72% for the next $750 million, 0.70% for the next $1.5 billion, 0.68% for the next $1.5 billion and 0.66% thereafter.

Subadvisor for DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund

The subadvisor for DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund is Dreman Value Management, L.L.C. (“DVM”), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $14 billion in assets, which is primarily comprised of institutional accounts and investment companies managed by the advisor.

Pursuant to a subadvisory agreement with DeIM, DVM performs some of the functions of the advisor, including making each fund’s investment decisions and buying and selling securities for each fund.

Each fund’s shareholder report for the year ended November 30, 2005 contains a discussion regarding the basis for the Board of Directors’ approval of each fund’s investment management agreement and, as applicable, subadvisory agreement (see “Shareholder reports” on the back cover).

The portfolio managers

Each fund is managed by a team of investment professionals who collaborate to develop and implement each fund’s investment strategy. Each portfolio manager on the teams has authority over all aspects of a fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following people handle the day-to-day management of each fund:

DWS Large Cap Value Fund

Thomas F. Sassi

Managing Director of Deutsche Asset

Management and Lead Portfolio Manager of the fund.

•      Joined Deutsche Asset Management in 1990.

•      Joined the fund in 1997.

•      Over 33 years of investment industry experience.

•      BBA, MBA, Hofstra University.

Steve Scrudato, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•      Joined Deutsche Asset Management in 2000 as a portfolio specialist, Large Cap Value: New York.

•      Prior to that, 11 years of experience as a product specialist and client service executive at Dreyfus Investment Advisors and various investment consulting and manager research positions at Diversified Investment Advisors and PaineWebber.

•      Joined the fund in 2004.

•      BA, Moravian University.

DWS Dreman Concentrated Value Fund

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.

•      Began investment career in 1957.

•      Joined the fund team in 2005.

•      Founder, Dreman Value Management, L.L.C.

F. James Hutchinson

Co-Lead Portfolio Manager.

•      Joined Dreman Value Management, L.L.C. in 2000.

•      Executive Vice President responsible for Marketing.

•      Member of Investment Policy Committee.

•      Prior to joining Dreman Value Management L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

Jeffrey Peng, CFA

Co-Lead Portfolio Manager.

•      Joined Dreman Value Management, L.L.C. in 2001.

•      Responsible for research and analysis of existing portfolio holdings and identification of potential investment opportunities.

•      Prior to that, four years of experience at Prudential Investments, Prudential Insurance and Alliance Capital.

DWS Dreman High Return Equity Fund

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager.

•      Began investment career in 1957.

•      Joined the fund team in 1988.

•      Founder, Dreman Value Management, L.L.C.

F. James Hutchinson

Portfolio Manager.

•      Began investment career in 1986.

•      Joined the fund team in 2001.

•      Prior to that, associated with The Bank of New York for over 30 years in both the corporate finance and trust/investment areas, including President of The Bank of New York (NJ).

DWS Dreman Mid Cap Value Fund

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.

•      Began investment career in 1957.

•      Joined the fund team in 2005.

•      Founder, Dreman Value Management, L.L.C.

Leonid B. Shimunov

Co-Lead Portfolio Manager.

•      Began investment career in 1999.

•      Mr. Shimunov joined Dreman Value Management, L.L.C. in 2003. Mr. Shimunov is a Vice President and Portfolio Manager with the Firm and is a member of the Firm’s Investment Policy Committee. Prior to joining the Firm, Mr. Shimunov was an analyst at Morgan Stanley. Mr. Shimunov holds a Bachelor of Science degree in Finance, summacum laude, from St. John’s University.

DWS Dreman Mid Cap Value Fund (continued)

Nelson Woodard

Co-Lead Portfolio Manager.

•      Began investment career in 1985.

•      Mr. Woodard rejoined Dreman Value Management, L.L.C. in 2001 after serving as a Managing Director of the Firm from 1997 to 2000. He is currently a Managing Director and Senior Portfolio Manager with the Firm. From 2000 through 2001, Mr. Woodard was Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments. Mr. Woodard received a BA in Mathematics and Economics, MA in Economics and a Ph.D. in Econometrics and Public Finance from the University of Virginia.

DWS Dreman Small Cap Value Fund

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and

Co-Lead Portfolio Manager.

•      Began investment career in 1957.

•      Joined the fund team in 2002.

•      Founder, Dreman Value Management, L.L.C.

Nelson Woodard

Co-Lead Portfolio Manager.

•      Began investment career in 1985.

•      Joined the fund team in 2002.

•      Ph.D., University of Virginia.

Each fund’s Statement of Additional Information provides additional information about the portfolio managers’ investments in each fund, a description of their compensation structure and information regarding other accounts they manage.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately

$134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for each fund has been audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the back cover).

DWS Large Cap Value Fund — Class A

Years Ended November 30,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$22.15		$19.93	$17.09	$19.05	$17.51
Income (loss) from investment operations:
Net investment income (loss)^a	.34		.30	.25	.23	.19
Net realized and unrealized gain (loss) on investment transactions	.79		2.16	2.81	(1.98)	1.57

Total from investment operations	1.13		2.46	3.06	(1.75)	1.76

Less distributions from:
Net investment income	(.41)		(.24)	(.22)	(.21)	(.22)
Redemption fees	.00	*	—	—	—	—
Net asset value, end of period	$22.87		$22.15	$19.93	$17.09	$19.05

Total Return (%)^b	5.21^c		12.34^c	18.16^c	(9.25)	10.06

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	364		283	152	127	130
Ratio of expenses before expense reductions (%)	1.06		1.32	1.30	1.30	1.46
Ratio of expenses after expense reductions (%)	1.05		1.21	1.29	1.30	1.46
Ratio of net investment income (loss) (%) 1.52	1.39		1.41	1.26	1.04
Portfolio turnover rate (%)	56		39	69	83	76

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charge.
^c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

DWS Large Cap Value Fund — Class B

Years Ended November 30,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$22.14		$19.91	$17.07	$19.03	$17.47
Income (loss) from investment operations:
Net investment income (loss)^a	.14		.14	.11	.08	.04
Net realized and unrealized gain (loss) on investment transactions	.82		2.15	2.81	(1.98)	1.57

Total from investment operations	.96		2.29	2.92	(1.90)	1.61

Less distributions from:
Net investment income	(.22)		(.06)	(.08)	(.06)	(.05)
Redemption fees	.00	*	—	—	—	—
Net asset value, end of period	$22.88		$22.14	$19.91	$17.07	$19.03

Total Return (%)^b	4.30^c		11.51^c	17.20^c	(10.01)	9.21

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	48		50	50	49	67
Ratio of expenses before expense reductions (%)	1.98		2.21	2.16	2.12	2.27
Ratio of expenses after expense reductions (%)	1.90		1.96	2.11	2.12	2.27
Ratio of net investment income (loss) (%)	.67		.64	.59	.44	.23
Portfolio turnover rate (%)	56		39	69	83	76

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charge.
^c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

DWS Large Cap Value Fund — Class C

Years Ended November 30,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$22.13		$19.91	$17.07	$19.02	$17.48
Income (loss) from investment operations:
Net investment income (loss)^a	.17		.14	.11	.09	.03
Net realized and unrealized gain (loss) on investment transactions	.79		2.15	2.82	(1.98)	1.57

Total from investment operations	.96		2.29	2.93	(1.89)	1.60

Less distributions from:
Net investment income	(.23)		(.07)	(.09)	(.06)	(.06)
Redemption fees	.00	*	—	—	—	—
Net asset value, end of period	$22.86		$22.13	$19.91	$17.07	$19.02

Total Return (%)^b	4.38^c		11.51^c	17.23^c	(9.94)	9.10

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42		38	21	12	14
Ratio of expenses before expense reductions (%)	1.81		2.08	2.09	2.09	2.32
Ratio of expenses after expense reductions (%)	1.81		1.96	2.07	2.09	2.32
Ratio of net investment income (loss) (%)	.76		.64	.63	.47	.18
Portfolio turnover rate (%)	56		39	69	83	76

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charge.
^c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

DWS Large Cap Value Fund — Class R

Years Ended November 30,	2005		2004	2003^a
Selected Per Share Data
Net asset value, beginning of period	$22.14		$19.92	$18.82
Income (loss) from investment operations:
Net investment income (loss)^b	.25		.18	.03
Net realized and unrealized gain (loss) on investment transactions	.80		2.18	1.07

Total from investment operations	1.05		2.36	1.10

Less distributions from:
Net investment income	(.30)		(.14)	—
Redemption fees	.00	***	—	—
Net asset value, end of period	$22.89		$22.14	$19.92

Total Return (%)	4.74^c		11.87	5.84	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		.6	.01
Ratio of expenses before expense reductions (%)	1.43		1.74	1.72	*
Ratio of expenses after expense reductions (%)	1.42		1.74	1.72	*
Ratio of net investment income (loss) (%)	1.15		.86	0.99	*
Portfolio turnover rate (%)	56		39	69

^a	For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

DWS Dreman Concentrated Value Fund — Class A

	2005^a
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income^b	.06
Net realized and unrealized gain (loss) on investment transactions	.00^e	***

Total from investment operations	.06

Redemption fees	.00	***
Net asset value, end of period	$10.06

Total Return (%)^c,^d	.60	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22
Ratio of expenses before expense reductions (%)	2.81	*
Ratio of expenses after expense reductions (%)	1.66	*
Ratio of net investment income (loss) (%)	1.18	*
Portfolio turnover rate (%)	5

^a	For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
^e	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value the amount shown may not agree with the change in aggregate gains and losses.
*	Annualized
**	Not annualized

*** Amount is less than $.005.

DWS Dreman Concentrated Value Fund — Class B

	2005^a
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income^b	.02
Net realized and unrealized gain (loss) on investment transactions	.01^e

Total from investment operations	.03

Redemption fees	.00	***
Net asset value, end of period	$10.03

Total Return (%)^c,^d	.30	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses before expense reductions (%)	3.58	*
Ratio of expenses after expense reductions (%)	2.41	*
Ratio of net investment income (loss) (%)	.43	*
Portfolio turnover rate (%)	5

^a	For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
^e	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value the amount shown may not agree with the change in aggregate gains and losses.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

DWS Dreman Concentrated Value Fund — Class C

	2005^a
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income^b	.02
Net realized and unrealized gain (loss) on investment transactions	.01^e

Total from investment operations	.03

Redemption fees	.00	***
Net asset value, end of period	$10.03

Total Return (%)^c,^d	.30	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7
Ratio of expenses before expense reductions (%)	3.54	*
Ratio of expenses after expense reductions (%)	2.31	*
Ratio of net investment income (loss) (%)	.53	*
Portfolio turnover rate (%)	5

^a	For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
^e	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value the amount shown may not agree with the change in aggregate gains and losses.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

DWS Dreman High Return Equity Fund — Class A

Years Ended November 30,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$41.25		$36.44	$30.15	$36.74	$33.91
Income (loss) from investment operations:
Net investment income^a	.67		.59	.59	.53	.41
Net realized and unrealized gain (loss) on investment transactions	3.05		4.81	6.28	(6.63)	2.94

Total from investment operations	3.72		5.40	6.87	(6.10)	3.35

Less distributions from:
Net investment income	(.60)		(.59)	(.58)	(.49)	(.52)
Redemption fees	.00	*	—	—	—	—
Net asset value, end of period	$44.37		$41.25	$36.44	$30.15	$36.74

Total Return (%)^b	9.07		14.97	23.18	(16.77)	9.94

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4,767		4,170	2,983	2,056	2,101
Ratio of expenses (%)	1.12		1.14	1.27	1.27	1.27
Ratio of net investment income (loss) (%)	1.56		1.54	1.87	1.54	1.13
Portfolio turnover rate (%)	9		10	14	25	29

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
*	Amount is less than $.005.

DWS Dreman High Return Equity Fund — Class B

Years Ended November 30,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$41.08		$36.29	$30.01	$36.58	$33.75
Income (loss) from investment operations:
Net investment income^a	.32		.28	.34	.25	.12
Net realized and unrealized gain (loss) on investment transactions	3.03		4.78	6.26	(6.62)	2.93

Total from investment operations	3.35		5.06	6.60	(6.37)	3.05

Less distributions from:
Net investment income	(.23)		(.27)	(.32)	(.20)	(.22)
Redemption fees	.00	*	—	—	—	—
Net asset value, end of period	$44.20		$41.08	$36.29	$30.01	$36.58

Total Return (%)^b	8.18		14.02	22.19	(17.43)	9.03

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	761		915	1,150	1,243	1,609
Ratio of expenses (%)	1.95		1.96	2.08	2.08	2.08
Ratio of net investment income (loss) (%)	.73		.72	1.06	.73	.32
Portfolio turnover rate (%)	9		10	14	25	29

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
*	Amount is less than $.005.

DWS Dreman High Return Equity Fund — Class C

Years Ended November 30,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$41.13		$36.34	$30.04	$36.61	$33.78
Income (loss) from investment operations:
Net investment income^a	.35		.30	.35	.26	.13
Net realized and unrealized gain (loss) on investment transactions	3.04		4.79	6.28	(6.62)	2.93

Total from investment operations	3.39		5.09	6.63	(6.36)	3.06

Less distributions from:
Net investment income	(.27)		(.30)	(.33)	(.21)	(.23)
Redemption fees	.00	*	—	—	—	—
Net asset value, end of period	$44.25		$41.13	$36.34	$30.04	$36.61

Total Return (%)^b	8.26		14.08	22.27	(17.42)	9.09

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	858		683	549	398	398
Ratio of expenses (%)	1.88		1.92	2.02	2.05	2.05
Ratio of net investment income (loss) (%)	.80		.76	1.12	.76	.35
Portfolio turnover rate (%)	9		10	14	25	29

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
*	Amount is less than $.005.

DWS Dreman High Return Equity Fund — Class R

Years Ended November 30,	2005		2004	2003^a
Selected Per Share Data
Net asset value, beginning of period	$41.22		$36.43	$33.86
Income (loss) from investment operations:
Net investment income^b	.57		.46	.02
Net realized and unrealized gain (loss) on investment transactions	3.06		4.84	2.55

Total from investment operations	3.63		5.30	2.57

Less distributions from:
Net investment income	(.56)		(.51)	—
Redemption fees	.00	***	—	—
Net asset value, end of period	$44.29		$41.22	$36.43

Total Return (%)	8.87		14.67	7.59	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11		2	.029
Ratio of expenses (%)	1.36		1.48	1.30	*
Ratio of net investment income (loss) (%)	1.32		1.20	.38	*
Portfolio turnover rate (%)	9		10	14

^a	For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.
^b	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

DWS Dreman Mid Cap Value Fund — Class A

	2005^a
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)^b	(.01)
Net realized and unrealized gain (loss) on investment transactions	.05

Total from investment operations	.04

Redemption fees	.00	***
Net asset value, end of period	$10.04

Total Return (%)^c,^d	.40	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses before expense reductions (%)	6.68	*
Ratio of expenses after expense reductions (%)	2.81	*
Ratio of net investment income (loss) (%)	(.51	)*
Portfolio turnover rate (%)	10

^a	For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
^b	Based on average shares outstanding during period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

DWS Dreman Mid Cap Value Fund — Class B

	2005^a
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)^b	(.03)
Net realized and unrealized gain (loss) on investment transactions	.05

Total from investment operations	.02

Redemption fees	.00	***
Net asset value, end of period	$10.02

Total Return (%)^c,^d	.20	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	7.41	*
Ratio of expenses after expense reductions (%)	3.51	*
Ratio of net investment income (loss) (%)	(1.21	)*
Portfolio turnover rate (%)	10

^a	For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

DWS Dreman Mid Cap Value Fund — Class C

	2005^a
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)^b	(.03)
Net realized and unrealized gain (loss) on investment transactions	.05

Total from investment operations	.02

Redemption fees	.00	***
Net asset value, end of period	$10.02

Total Return (%)^c,^d	.20	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses before expense reductions (%)	7.46	*
Ratio of expenses after expense reductions (%)	3.51	*
Ratio of net investment income (loss) (%)	(1.21	)*
Portfolio turnover rate (%)	10

^a	For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

DWS Dreman Small Cap Value Fund — Class A

Years Ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$31.98	$25.27	$18.46	$19.69	$16.49
Income (loss) from investment operations:
Net investment income (loss)^a	.17	.09	.17	.12	.00	***
Net realized and unrealized gain (loss) on investment transactions	3.50	6.79	6.73	(1.35)	3.20

Total from investment operations	3.67	6.88	6.90	(1.23)	3.20

Less distributions from:
Net investment income	—	(.17)	(.09)	—	—
Net realized gains on investment transactions	(.29)	—	—	—	—

Total from distributions	(.29)	(.17)	(.09)	—	—

Redemption fees	.00 ***	—	—	—	—
Net asset value, end of period	$35.36	$31.98	$25.27	$18.46	$19.69
Total Return (%)^b	11.55	27.37	37.49	(6.25)	19.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	703	579	351	222	177
Ratio of expenses before expense reductions (%)	1.27	1.29	1.43	1.44	1.54
Ratio of expenses after expense reductions (%)	1.27	1.29	1.43	1.44	1.49	^c
Ratio of net investment income (loss) (%)	.52	.35	.91	.65	.00
Portfolio turnover rate (%)	67	64	67	89	73

^a	Based on average shares outstanding during period.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
***	Amount is less than $.005.

DWS Dreman Small Cap Value Fund — Class B

Years Ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$30.01	$23.76	$17.41	$18.72	$15.80
Income (loss) from investment operations:	(.09)	(.12)	.03	(.02)	(.13)
Net investment income (loss)^a
Net realized and unrealized gain (loss)on investment transactions	3.21	6.37	6.32	(1.29)	3.05

Total from investment operations	3.12	6.25	6.35	(1.31)	2.92

Less distributions from:
Net realized gains on investment transactions	(.29)	—	—	—	—
Redemption fees	.00 ***	—	—	—	—
Net asset value, end of period	$32.84	$30.01	$23.76	$17.41	$18.72

Total Return (%)^b	10.50	26.30	36.47	(7.00)	18.48

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	109	125	133	147	160
Ratio of expenses before expense	2.19	2.16	2.27	2.25	2.34
reductions (%)
Ratio of expenses after expense	2.19	2.16	2.27	2.25	2.27	^c
reductions (%)
Ratio of net investment income(loss)(%)	(.40)	(.52)	.07	(.16)	(.78)
Portfolio turnover rate (%)	67	64	67	89	73

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
***	Amount is less than $.005.

DWS Dreman Small Cap Value Fund — Class C

Years Ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$30.28	$23.94	$17.54	$18.85	$15.91
Income (loss) from investment operations:
Net investment income (loss)^a	(.05)	(.09)	.04	(.01)	(.14)
Net realized and unrealized gain (loss) on investment transactions	3.25	6.43	6.36	(1.30)	3.08

Total from investment operations	3.20	6.34	6.40	(1.31)	2.94

Less distributions from:
Net realized gains on investment transactions	(.29)	—	—	—	—
Redemption fees	.00 ***	—	—	—	—
Net asset value, end of period	$33.19	$30.28	$23.94	$17.54	$18.85

Total Return (%)^b	10.64	26.48	36.49	(6.95)	18.48

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	152	106	71	49	32
Ratio of expenses before expense reductions (%)	2.05	2.04	2.21	2.23	2.36
Ratio of expenses after expense reductions (%)	2.05	2.04	2.21	2.23	2.28	^c
Ratio of net investment income (loss) (%)	(.26)	(.40)	.13	(.14)	(.79)
Portfolio turnover rate (%)	67	64	67	89	73

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
***	Amount is less than $.005.

DWS Dreman Small Cap Value Fund — Class R

Years Ended November 30,	2005		2004	2003^a
Selected Per Share Data
Net asset value, beginning of period	$32.09		$25.26	$22.96
Income (loss) from investment operations:
Net investment income (loss)^b	.08		(.06)	.04
Net realized and unrealized gain (loss) on investment transactions	3.50		6.90	2.26

Total from investment operations	3.58		6.84	2.30

Less distributions from:	—		(.01)	—
Net investment income
Net realized gains on investment transactions	(.29)		—	—

Total distributions	(.29)		(.01)	—

Redemption fees	.00	***	—	—
Net asset value, end of period	$35.38		$32.09	$25.26

Total Return (%)	11.22	^c	27.07	10.02	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		.737	.013
Ratio of expenses before expense reductions (%)	1.68		1.79	1.35	*
Ratio of expenses after expense reductions (%)	1.54		1.79	1.35	*
Ratio of net investment income (loss) (%)	.25		(.15)	.90	*
Portfolio turnover rate (%)	67		64	67

^a	For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

Offered in this prospectus are four share classes for DWS Large Cap Value Fund, DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value Fund. DWS Dreman Concentrated Value Fund and DWS Dreman Mid Cap Value Fund each offer three share classes in this prospectus. Each class has its own fees and expenses, offering you a choice of cost structures. Each fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Class R shares are only available to participants in certain retirement plans.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare
Class A

• Sales charge of up to 5.75%, charged when you buy shares • In most cases, no charges when you sell shares • Up to 0.25% annual shareholder servicing fee	• Some investors may be able to reduce or eliminate their sales charges; see next page • Total annual operating expenses are lower than those for Class B or Class C

Class B

•      No charges when you buy shares

•      Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years

•      0.75% annual distribution fee and up to 0.25% annual shareholder servicing fee

• The deferred sales charge rate falls to zero after six years • Shares automatically convert to Class A after six years, which means lower annual expenses going forward

Class C

• Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year • 0.75% annual distribution fee and up to 0.25% annual shareholder servicing fee	• The deferred sales charge rate is lower than for Class B shares, but your shares never convert to Class A, so annual expenses remain higher

Class R

• No charges when you buy or sell shares • 0.25% annual distribution fee and up to 0.25% annual shareholder servicing fee	• Class R is only available to participants in certain retirement plans.

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, a fund’s advisor, administrator or their affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services. Financial advisors may also receive compensation from a fund for the services they provide to their clients.

Class A shares

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Front-end sales charge as a % of offering price(1),(2)	Front-end sales charge as a % of your net investment
Up to $50,000	5.75%	6.10%
$50,000-$99,999	4.50	4.71
$100,000-$249,999	3.50	3.63
$250,000-$499,999	2.60	2.67
$500,000-$999,999	2.00	2.04
$1 million or more	See below and next page

(1)	The offering price includes the sales charge.
(2)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted above.

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months (“Letter of Intent”)

•	the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you’re investing now in Class A shares is at least $50,000 (“Cumulative Discount”)

•	you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day (“Combined Purchases”)

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.dws-scudder.com (click on the link entitled “Fund Sales Charge and Breakpoint Schedule”), consult with your financial advisor or refer to the section entitled “Purchase or Redemption of Shares” in the fund’s Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

•	exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund

•	a current or former director or trustee of the Deutsche or DWS mutual funds

•	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of purchase and a similar charge of 0.50% on shares you sell during the next six months following purchase. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00
Fourth or fifth year	2.00
Sixth year	1.00
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in these funds or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans. You should consult with your financial advisor to determine which class of shares is appropriate for you.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares

Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class C shares don’t have any up-front sales charges, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

Class R shares

Class R shares have no initial sales charges or deferred sales charges. Class R shares have a 12b-1 plan, under which each year a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Eligibility requirements

You may buy Class R shares if you are a participant in any of the following types of employer-sponsored plans that offer Class R shares of a fund:

•	All section 401(a) and 457 plans

•	Certain section 403(b)(7) plans

•	401(k), profit sharing, money purchase pension and defined benefit plans

•	Non-qualified deferred compensation plans

How to Buy Class A, B and C Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts	$50 or more for regular accounts and IRA accounts

$500 or more for IRAs	$50 or more with an Automatic Investment Plan

$50 or more with an Automatic Investment Plan

Through a financial advisor

• Contact your advisor using the method that’s most convenient for you	• Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below)

• Fill out and sign an application • Send it to us at the appropriate address, along with an investment check	• Send a check made out to “DWS Scudder” and a DWS Scudder investment slip to us at the appropriate address below
• If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By phone

Not available	• Call (800) 621-1048 for instructions

With an automatic investment plan

• Fill in the information on your application and include a voided check.	• To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet

Not available	• Call (800) 621-1048 to establish Internet access

• Go to www.dws-scudder.com and register

• Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail: DWS Scudder, 210 W. 10th Street, Kansas City, MO 64105-1614

How to Exchange or Sell Class A, B and C Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ($500 for IRAs)	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 82
$50 or more for exchanges between existing accounts

Through a financial advisor

• Contact your advisor by the method that’s most convenient for you	• Contact your advisor by the method that’s most convenient for you

By phone or wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By mail or express mail
(see previous page)

Write a letter that includes:	Write a letter that includes:

• the fund, class and account number you’re exchanging out of	• the fund, class and account number from which you want to sell shares

• the dollar amount or number of shares you want to exchange	• the dollar amount or number of shares you want to sell

• the name and class of the fund you want to exchange into	• your name(s), signature(s) and address, as they appear on your account

• your name(s), signature(s) and address, as they appear on your account • a daytime telephone number	• a daytime telephone number

With an automatic exchange plan

• To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a fund account, call (800) 621-1048 (minimum $50)

On the Internet

• Call (800) 621-1048 to establish Internet access	• Call (800) 621-1048 to establish Internet access

• Go to www.dws-scudder.com and log in	• Go to www.dws-scudder.com and log in

• Follow the instructions for making on-line exchanges	• Follow the instructions for making on-line redemptions

How to Buy or Sell Class R Shares

If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent (“financial advisor”). Contact them for details on how to enter and pay for your order. Financial representatives include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting. The funds’ advisor, administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.

There are no minimum investments with respect to Class R shares.

Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your financial advisor for information on how to open a fund account.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by each fund. Please note that a financial advisor may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund’s Class A, Class B and Class C and to DWS Large Cap Value Fund’s, DWS Dreman High Return Equity Fund’s and DWS Dreman Small Cap Value Fund’s Class R shares. Each fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.dws-scudder.com to get up-to-date information, review balances or even place orders for exchanges.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

IRA Rollovers. You may complete a direct rollover from an employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any DWS fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a DWS Class R share IRA are not permitted.

Market timing policies and procedures. Short-term and excessive trading of fund shares may present risks to the funds’ long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the funds’ portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., “time zone arbitrage”).

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to the fund’s policies as described in this prospectus and approved by the Board. The funds generally define short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. Each fund may also take trading activity that occurs over longer periods into account if a fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Each fund’s policies include:

•	a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under “Redemption fees”);

•	each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and

•	each fund will continue to use fair value pricing where appropriate under policies approved by a fund’s Board. (See “How the funds calculate share price.”)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the funds’ long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.

Each fund’s policies and procedures may be modified or terminated at any time.

Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund and DWS Dreman High Return Equity Fund shares redeemed or exchanged within 15 days and on all DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds’. Subject to approval by DeAM or the funds’ Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the funds’ policies) and remit the fees to the funds. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the funds’ policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the fund’s investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).

The funds expect that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the funds’ investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

InvestorACCESS, the automated information line, is available 24 hours a day by calling (800) 972-3060. You can use InvestorACCESS to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the funds or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

The funds accept payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, money orders, starter checks, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you generally don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC sell first. Exchanges from one fund into another fund don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies DWS Scudder Distributors, Inc., the funds’ distributor, that the dealer waives the applicable commission

•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a DWS fund and then decide to invest with DWS Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a DWS fund at its current NAV and for purposes of sales charges it will be treated as if it had never left DWS Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

How the funds calculate share price

To calculate net asset value per share, or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Share Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

Each fund charges a short-term redemption fee equal to 2.00% of the value of shares redeemed or exchanged within 15 days of purchase for DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund and DWS Dreman High Return Equity Fund and within 30 days of purchase for DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund. Please see “Policies about transactions — Redemption fees” for further information.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the funds’ Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of a fund’s portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund’s use of fair value pricing. This is intended to reduce a fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn’t price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund’s best interest or when a fund is requested or compelled to do so by governmental authority or applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any sales charges or applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	for Class A, B and C shares, close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to Class R shareholders, to investors with $100,000 or more in DWS fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or in any case where a fall in share price created the low balance)

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimums at any time)

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

Each fund intends to distribute to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) A fund may not always pay a dividend or distribution for a given period.

The funds have regular schedules for paying out any earnings to shareholders:

DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund and DWS Dreman High Return Equity Fund each intends to pay dividends to shareholders quarterly. These funds also intend to pay distributions annually in December.

DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund each intends to pay dividends and distributions to shareholders annually in December.

The funds may make other distributions as needed. For federal income tax purposes, dividends and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For Class R shares and retirement plans, reinvestment (at NAV) is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Buying and selling fund shares will usually have tax consequences for you (except for Class R shares or in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For tax purposes, an exchange is treated the same as a sale.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at long-term capital gain rates:	Generally taxed at ordinary income rates:
Taxable distributions from a fund

• gains from the sale of securities held by a fund for more than one year	• gains from the sale of securities held by a fund for one year or less

• qualified dividend income	• all other taxable income

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund’s yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of each fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, a fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each fund’s share for lower rates to apply.

For taxable years beginning on or before December 31, 2008, the maximum federal long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

The funds will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends received deduction for a portion of income dividends they receive from a fund.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in a fund. Additional information may be found in the funds’ Statement of Additional Information.

Notes

Notes

Notes

Notes

Notes

To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. Each fund’s SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

DWS Scudder	SEC	Distributor
222 South Riverside Plaza	Public Reference Section	DWS Scudder Distributors, Inc.
Chicago, IL 60606-5808	Washington, D.C. 20549	222 South Riverside Plaza
www.dws-scudder.com	www.sec.gov	Chicago, IL 60606-5808
(800) 621-1048	(202) 942-8090	(800) 621-1148

SEC File Numbers:

DWS Large Cap Value Fund	811-5385
DWS Dreman Concentrated Value Fund	811-5385
DWS Dreman High Return Equity Fund	811-5385
DWS Dreman Mid Cap Value Fund	811-5385
DWS Dreman Small Cap Value Fund	811-5385

[Logo]DWS

SCUDDER

Deutsche Bank Group

MAY 1, 2006

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH OF THE LISTED FUNDS

DWS High Income Fund

DWS High Income Plus Fund

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

DWS California Tax Free Income Fund DWS Core Fixed Income Fund DWS Emerging Markets Fixed Income Fund DWS Global Bond Fund DWS GNMA Fund DWS High Yield Tax Free Fund	DWS Inflation Protected Plus Fund DWS Intermediate Tax/AMT Free Fund DWS Managed Municipal Bond Fund DWS Massachusetts Tax-Free Fund DWS New York Tax-Free Income Fund	DWS Short Duration Fund DWS Short Duration Plus Fund DWS Short-Term Municipal Bond Fund DWS Strategic Income Fund DWS U.S. Government Securities Fund

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

DWS Balanced Fund

DWS Blue Chip Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Conservative Allocation Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Government & Agency Money Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Series

DWS Money Market Fund

DWS Pacific Opportunities Equity Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Target 2006 Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax-Exempt Money Fund

DWS Tax Free Money Fund

DWS U.S. Treasury Money Fund

DWS Technology Fund

DWS Value Builder Fund

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund’s top ten holdings and other information about each fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings. Please Retain This Supplement for Future Reference May 1, 2006.

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF EACH OF THE LISTED FUNDS:

DWS Dreman Financial Services Fund

Investors Cash Trust:

Government & Agency Securities Portfolio

DWS Government & Agency Money Fund

DWS Tax-Exempt Money Fund

Deutsche Investment Management Americas Inc., the advisor of the above-noted funds (the “Advisor”), is proposing the following mergers as part of the Advisor’s initiative to restructure and streamline the family of DWS funds. In the chart below the Acquired Funds on the left are proposed to be merged into the Acquiring Funds on the right.

Acquired Funds	Acquiring Funds
DWS Dreman Financial Services Fund	DWS Dreman High Return Equity Fund
Investors Cash Trust: Government & Agency Securities Portfolio	Cash Account Trust: Government & Agency Securities Portfolio
DWS Government & Agency Money Fund	Cash Account Trust: Government & Agency Securities Portfolio
DWS Tax-Exempt Money Fund	Cash Account Trust: Tax-Exempt Portfolio

Completion of each merger is subject to a number of conditions, including final approval by each Fund’s Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held on or about October 12, 2006. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the merger, (ii) a proxy card(s) and instructions on how to submit your vote, and (iii) a Prospectus for the applicable Acquiring Fund.

Please Retain This Supplement for Future Reference

May 12, 2006	[Logo] DWS SCUDDER Deutsche Bank Group

MARCH 1, 2006

PROSPECTUS

CLASSES A, B AND C

DWS Dreman Financial Services Fund

(formerly Scudder-Dreman Financial Services Fund)

DWS Gold & Precious Metals Fund

(formerly Scudder Gold and Precious Metals Fund)

DWS Technology Fund

(formerly Scudder Technology Fund)

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

[Logo] DWS

SCUDDER

Deutsche Bank Group

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Classes A, B and C are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

	Class A	Class B	Class C
ticker symbol	KDFAX	KDFBX	KDFCX
fund number	084	284	384

DWS Dreman Financial Services Fund

(formerly Scudder-Dreman Financial Services Fund)

The Fund’s Main Investment Strategy

The fund seeks to provide long-term capital appreciation.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. These may include companies of any size that commit at least half of their assets to the financial services sector or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio managers begin by screening for financial services stocks whose price-to-earnings ratios are below the average for the Standard & Poor’s Financial Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

OTHER INVESTMENTS While the fund invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities and up to 20% of net assets in investment-grade debt securities.

The fund is permitted, but not required to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures and options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see “Secondary risks” for more information).

4

The managers assemble the fund’s portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various financial industries. The managers may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The fund will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the emphasis on a given industry.

Securities Lending. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, financial services company stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Concentration Risk. The fund concentrates its investments in companies in the financial services sector. A fund with a concentrated portfolio is vulnerable to the risks of the industry or industries in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors who can accept the above-average risks of sector-specific investment and are interested in exposure to the financial services sector.

5

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	value stocks may be out of favor for certain periods

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

•	a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

6

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Financial Services Fund

Annual Total Returns (%) as of 12/31 each year — Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999	-4.52
2000	23.27
2001	-4.30
2002	-10.73
2003	28.21
2004	10.86
2005	-1.52

For the periods included in the bar chart:

Best Quarter: 22.64%, Q3 2000             Worst Quarter: -16.57%, Q3 2002

7

Average Annual Total Returns (%) as of 12/31/2005

	1 Year		5 Years	Since Inception*
Class A
Return before Taxes	-7.18		2.42	4.04
Return after Taxes on Distributions	-7.49		2.16	3.69
Return after Taxes on Distributions and Sale of Fund Shares	-4.26	**	1.99	3.32
Class B (Return before Taxes)	-5.24		2.64	3.97
Class C (Return before Taxes)	-2.32		2.83	4.03
Index 1 (reflects no deductions for fees, expenses or taxes)	4.91		0.54	3.19
Index 2 (reflects no deductions for fees, expenses or taxes)	6.47		3.76	5.91

Index 1:	Standard & Poor’s 500 Index (S&P 500 Index) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index 2:	Standard & Poor’s Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index.

Total returns for 1998 through 1999 would have been lower if operating expenses hadn’t been reduced.

*	Class A, B and C shares commenced operations on March 9, 1998. Index comparisons begin on March 31, 1998.
**	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.dws-scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

8

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	%(1)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	(2)	4.00%	1.00%
Redemption/Exchange fee on shares owned less than 15 days (as % of redemption proceeds)(3)	2.00%		2.00%	2.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.75%		0.75%	0.75%
Distribution/Service (12b-1) Fee	0.24		1.00	1.00
Other Expenses	0.62		0.64	0.64
Total Annual Operating Expenses	1.61		2.39	2.39

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.
(3)	This fee is charged on all applicable redemptions or exchanges. Please see “Policies You Should Know About — Policies about transactions” for further information.

9

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$729	$1,054	$1,401	$2,376
Class B shares	642	1,045	1,475	2,355
Class C shares	342	745	1,275	2,726

Expenses, assuming you kept your shares
Class A shares	$729	$1,054	$1,401	$2,376
Class B shares	242	745	1,275	2,355
Class C shares	242	745	1,275	2,726

10

	Class A	Class B	Class C
ticker symbol	SGDCX	SGDAX	SGDBX
fund number	719	419	619

DWS Gold & Precious Metals Fund

(formerly Scudder Gold and Precious Metals Fund)

The Fund’s Main Investment Strategy

Under normal circumstances, the fund seeks maximum return (principal change and income) by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum or other precious metals, and in gold coin and bullion directly. These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution.

In choosing individual securities, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies with strong management and highly marketable securities. They also consider the quality of metals and minerals mined by a company, its fabrication techniques and costs, and its unmined reserves, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

OTHER INVESTMENTS While the fund invests mainly in common stocks, it may invest up to 20% of net assets in:

•	high-quality debt securities of companies in precious metals and minerals operations, and

•	debt securities whose return is linked to precious metals prices.

The fund is permitted, but not required to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures and options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see “Secondary risks” for more information).

11

The managers may focus on the securities of particular issuers or industries within the gold and precious metals sector, or on particular countries or regions at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

The managers may also decide on occasion, based on various factors, including changes in supply and demand for gold and other precious metals and minerals and broad economic projections, to invest a portion of the fund’s assets directly in precious metals and minerals, such as gold coins and bullion.

Securities Lending. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Sector Risk. An important factor with this fund is fluctuations in market prices for gold and other precious metals. When gold or other precious metals prices fall, you should expect the value of your investment to fall as well. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation: when inflation is low or expected to fall, prices tend to be weak.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in exposure to all areas of the gold and precious metals market and who understand the risks connected with it.

12

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them. Prices of gold or other precious metals and minerals-related stocks may move up and down rapidly, and have historically offered lower long-term performance than the stock market as a whole.

Concentration Risk. The fund concentrates its investments in securities related to gold and other precious metals and minerals. As a result, market price movements, regulatory changes, or economic conditions affecting companies in these industries will have a significant impact on the fund’s performance.

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

13

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

14

•	Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

15

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

•	the fund may purchase securities that are subject to legal or contractual restriction on resale (“restricted securities”). The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the fund.

16

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index and one other relevant benchmark (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of the fund, the index and the benchmark varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 25, 2001. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Classes A and B. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Gold & Precious Metals Fund

Annual Total Returns (%) as of 12/31 each year — Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	31.75
1997	-41.00
1998	-16.94
1999	8.76
2000	-9.24
2001	15.94
2002	66.41
2003	94.20
2004	-9.14
2005	20.53

For the periods included in the bar chart:

Best Quarter: 44.30%, Q3 2003             Worst Quarter: -25.55%, Q4 1997

17

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class A
Return before Taxes	13.60	31.18	9.49
Return after Taxes on Distributions	11.77	29.72	7.99
Return after Taxes on Distributions and Sale of Fund Shares	7.72	27.39	7.51
Class B (Return before Taxes)	16.59	31.61	9.26
Class C (Return before Taxes)	19.65	31.71	9.29
Index 1 (reflects no deductions for fees, expenses or taxes)	4.91	0.54	9.07
Index 2 (reflects no deductions for fees, expenses or taxes)	17.77	13.33	2.86

Index 1:	The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index 2:	The London Bullion Market Association Gold PM Fix Price/USD is the internationally published benchmark for the price of gold.

Total returns for 2003 through 2004 and 2005 for Class B shares would have been lower if operational expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.dws-scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

18

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	%(1)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	(2)	4.00%	1.00%
Redemption/Exchange fee on shares owned less than 30 days (as % of redemption proceeds)(3)	2.00%		2.00%	2.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	1.00%		1.00%	1.00%
Distribution/Service (12b-1) Fee	0.24		0.98	0.97
Other Expenses	0.41		0.46	0.39
Total Annual Operating Expenses(4),(5)	1.65		2.44	2.36

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.
(3)	This fee is charged on all applicable redemptions or exchanges. Please see “Policies You Should Know About — Policies about transactions” for further information.
(4)	Through May 31, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.50% for Class A shares and 1.38% for Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees and director and director counsel fees, and organizational and offering expenses.
(5)	Effective June 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at ratios no higher than 1.648% for Class A shares and 2.398% for Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

19

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$733	$1,065	$1,420	$2,417
Class B shares	647	1,061	1,501	2,402
Class C shares	339	736	1,260	2,696

Expenses, assuming you kept your shares
Class A shares	$733	$1,065	$1,420	$2,417
Class B shares	247	761	1,301	2,402
Class C shares	239	736	1,260	2,696

20

	Class A	Class B	Class C
ticker symbol	KTCAX	KTCBX	KTCCX
fund number	001	201	301

DWS Technology Fund

(formerly Scudder Technology Fund)

The Fund’s Main Investment Strategy

The fund seeks growth of capital.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund’s 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The fund may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

OTHER INVESTMENTS While the fund invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

21

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment goal, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given technology industry.

Securities Lending. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform — in this case, the technology sector. When stock prices of companies in the technology sector fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

22

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Concentration Risk. The fund concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the fund’s performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

23

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a function of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

24

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	growth stocks may be out of favor for certain periods

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

25

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Technology Fund

Annual Total Returns (%) as of 12/31 each year — Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	20.60
1997	7.11
1998	43.59
1999	114.28
2000	-24.31
2001	-34.44
2002	-38.97
2003	48.19
2004	1.63
2005	3.64

For the periods included in the bar chart:

Best Quarter: 57.79%, Q4 1999             Worst Quarter: -34.76%, Q3 2001

26

Average Annual Total Returns (%) as of 12/31/2005

	1 Year		5 Years		10 Years
Class A
Return before Taxes	-2.32		-10.06		5.88
Return after Taxes on Distributions	-2.32		-10.06		4.46
Return after Taxes on Distributions and Sale of Fund Shares	-1.50	*	-8.25	*	4.77
Class B (Return before Taxes)	-0.51		-10.10		5.43
Class C (Return before Taxes)	2.64		-9.83		5.54
Index 1 (reflects no deductions for fees, expenses, or taxes)	4.91		0.54		9.07
Index 2 (reflects no deductions for fees, expenses, or taxes)	2.03		-7.14		N/A

Index 1:	The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index 2:	The Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Total returns for 2005 would have been lower if operational expenses hadn’t been reduced.

*	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

In the past, the technology sector has experienced above-average volatility that produced significant fluctuations in the fund’s performance. Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.dws-scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

27

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	%(1)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	(2)	4.00%	1.00%
Redemption/Exchange fee on shares owned less than 30 days (as % of redemption proceeds)(3)	2.00%		2.00%	2.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.55%		0.55%	0.55%
Distribution/Service (12b-1) Fee	0.23		0.99	0.99
Other Expenses	0.40		0.70	0.54
Total Annual Operating Expenses	1.18		2.24	2.08
Less Fee Waiver/Expense Reimbursement(4)	0.07		0.07	0.07
Net Annual Operating Expenses(4)	1.11		2.17	2.01

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.
(3)	This fee is charged on applicable redemptions or exchanges. Please see “Policies You Should Know About — Policies about transactions” for further information.
(4)	Through December 31, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.88%, 1.22% and 1.15% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

28

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$682	$922	$1,180	$1,919
Class B shares	620	994	1,394	2,054
Class C shares	304	645	1,112	2,405

Expenses, assuming you kept your shares
Class A shares	$682	$922	$1,180	$1,919
Class B shares	220	694	1,194	2,054
Class C shares	204	645	1,112	2,405

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Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about.

Other policies

•	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval. In addition, the applicable Board will provide shareholders with at least 60 days’ notice prior to making any changes to a fund’s 80% investment policy.

•	As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	Each fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

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IPO Risk. (DWS Technology Fund only) Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the fund’s performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on each fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

The funds’ complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the funds file their Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). Each fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

Who Manages and Oversees the Funds

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

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Deutsche Asset Management (“DeAM”) is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM, which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of each fund’s Board of Trustees/Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM, or a subadvisor, as applicable, is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:

Fund Name	Fee Paid
DWS Dreman Financial Services Fund	0.75%
DWS Gold & Precious Metals Fund	1.00%
DWS Technology Fund	0.48%

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The funds’ shareholder reports for the year ended October 31, 2005 for DWS Gold & Precious Metals Fund and DWS Technology Fund and November 30, 2005 for DWS Dreman Financial Services Fund contain a discussion regarding the basis for the Boards of Trustees’/Directors’ renewal of the funds’ investment management agreements and, as applicable, subadvisory agreements (see “Shareholder reports” on the back cover).

The subadvisors

DWS Dreman Financial Services Fund. The subadvisor for the fund is Dreman Value Management, LLC (“DVM”), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM was founded in 1977 and managed over $14 billion in assets as of December 31, 2005.

DWS Gold & Precious Metals Fund. The subadvisor for the fund is Deutsche Investments Australia Limited (“DIAL”), Level 21, 83 Clarence Street, Sydney NSW 2000, Australia, an affiliate of the advisor. DIAL serves as both subadvisor for mutual funds and investment advisor for certain institutional accounts.

Pursuant to the subadvisory agreements with DeIM, DVM and DIAL perform some of the functions of the Advisor, including making the applicable fund’s investment decisions, buying and selling securities for that fund, conducting research that leads to these purchase and sale decisions, selecting brokers and dealers and negotiating brokerage commissions and dealer charges. The Advisor compensates DVM and DIAL out of the management fee it receives from the applicable fund.

The portfolio managers

DWS Dreman Financial Services Fund.

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund’s investment strategy. Each portfolio manager on the team has authority over all aspects of the fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

DWS Gold & Precious Metals Fund and DWS Technology Fund.

Each fund is managed by a team of investment professionals who each play an important role in a fund’s management process. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

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Each fund is managed by a team of investment professionals who collaborate to develop and implement the fund’s investment strategy. Each portfolio manager on the team has authority over all aspects of the fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of each fund.

DWS Dreman Financial Services Fund

David N. Dreman

Chairman and Chief Investment Officer

of Dreman Value Management, LLC and

Lead Portfolio Manager of the fund.

•	Began investment career in 1957.

•	Joined the fund in 1998.

•	Founder and Chairman, Dreman Value Management, LLC.

F. James Hutchinson

Portfolio Manager of the fund.

•	Began investment career in 1986.

•	Joined the fund team in 2001.

•	Prior to that, President and CEO, The Bank of New York, investment management product development and portfolio manager.

DWS Gold & Precious Metals Fund

Euan Leckie

Director of Deutsche Asset

Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1988 after 14 years as a senior financial analyst for CSR Limited and a mining analyst for Commercial Banking Company and Constable and Bain.

•	Global equity analyst for Materials Sector; member of Global Materials Sector Research Team.

•	Prior experience was as an exploration geologist for gold, base metals and diamonds in Australia and Indonesia.

•	Joined the fund in 2002.

•	BSc., University of Tasmania;

•	BEc., Macquarie University, Sydney.

Greg Foulis

Vice President of Deutsche Asset

Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management and the fund in October 2004.

•	Joined Deutsche Bank in 1997 as a senior analyst after five years of financial markets experience. Prior experience includes seven years in the mining industry working as a geologist for a variety of senior and junior companies.

•	BAppSc from NSW Institute of Technology; MComm from University of NSW.

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DWS Technology Fund

Kelly P. Davis

Vice President of Deutsche Asset

Management and Portfolio Manager of the fund.

•	Global sector analyst for technology sector: New York.

•	Joined Deutsche Asset Management in 2003, after eight years of experience with semiconductors, as associate analyst in Equities Research with Credit Suisse First Boston, team leader in applications engineering at Advanced Micro Devices, and in technical roles at Interactive Silicon, Motorola, Inc. and Tellabs Operations, Inc.

•	Joined the fund in 2005.

•	BS, Purdue University; MBA, University of California, Berkeley.

Brian S. Peters, CFA

Vice President of Deutsche Asset

Management and Portfolio Manager of the fund.

•	Global sector analyst for technology sector: New York.

•	Joined Deutsche Asset Management in 1999 and the fund in 2005.

•	Prior to joining the fund, Portfolio Manager for Global Equity and Global sector analyst for Industrials.

•	BA, University of Alabama, Birmingham.

Each fund’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the funds, a description of their compensation structure and information regarding other accounts they manage.

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Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, DeAM has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately

36

$134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

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There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for DWS Dreman Financial Services Fund and DWS Technology Fund has been audited by Ernst & Young LLP, an independent registered public accounting firm, and the information for DWS Gold & Precious Metals Fund has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the back cover).

DWS Dreman Financial Services Fund — Class A

Years Ended November 30,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$12.47		$11.46	$9.79	$10.36	$10.27

Income (loss) from investment operations:
Net investment income^a	.18		.14	.14	.09	.06
Net realized and unrealized gain (loss) on investment transactions	.00	*	1.07	1.65	(.62)	.16

Total from investment operations	.18		1.21	1.79	(.53)	.22

Less distributions from:
Net investment income	(.16)		(.20)	(.12)	(.04)	(.13)
Redemption fees	.00	*	—	—	—	—
Net asset value, end of period	$12.49		$12.47	$11.46	$9.79	$10.36
Total Return (%)^b	1.42		10.70	18.44	(5.19)	2.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69		82	63	59	75
Ratio of expenses (%)	1.61		1.45	1.36	1.36	1.45
Ratio of net investment income (%)	1.47		1.21	1.36	.94	.58
Portfolio turnover rate (%)	25		4	5	16	17

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
*	Amount is less than $.005.

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DWS Dreman Financial Services Fund — Class B

Years Ended November 30,	2005	2004	2003		2002	2001
Selected Per Share Data
Net asset value, beginning of period	$12.32	$11.33	$9.64		$10.26	$10.19

Income (loss) from investment operations:
Net investment income (loss)^a	.09	.05	.06		.02	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.01)	1.05	1.63		(.64)	.15

Total from investment operations	.08	1.10	1.69		(.62)	.13

Less distributions from:
Net investment income	(.06)	(.11)	(.00	)*	—	(.06)
Redemption fees	.00 *	—	—		—	—
Net asset value, end of period	$12.34	$12.32	$11.33		$9.64	$10.26
Total Return (%)^b	.68	9.73	17.55		(6.04)	1.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	29	62		64	82
Ratio of expenses (%)	2.39	2.22	2.15		2.16	2.23
Ratio of net investment income (loss) (%)	.69	.44	.57		.14	(.20)
Portfolio turnover rate (%)	25	4	5		16	17

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
*	Amount is less than $.005.

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DWS Dreman Financial Services Fund — Class C

Years Ended November 30,	2005	2004	2003		2002	2001
Selected Per Share Data
Net asset value, beginning of period	$12.36	$11.36	$9.67		$10.28	$10.22

Income (loss) from investment operations:
Net investment income (loss)^a	.09	.05	.06		.02	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.01)	1.06	1.63		(.63)	.15

Total from investment operations	.08	1.11	1.69		(.61)	.13

Less distributions from:
Net investment income	(.06)	(.11)	(.00	)*	—	(.07)
Redemption fees	.00 *	—	—		—	—
Net asset value, end of period	$12.38	$12.36	$11.36		$9.67	$10.28
Total Return (%)^b	.68	9.84	17.52		(5.93)	1.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	12	12		12	18
Ratio of expenses (%)	2.39	2.22	2.11		2.13	2.19
Ratio of net investment income (loss) (%)	.69	.44	.61		.16	(.16)
Portfolio turnover rate (%)	25	4	5		16	17

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
*	Amount is less than $.005.

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DWS Gold & Precious Metals Fund — Class A

Years Ended October 31,	2005	2004		2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$19.53	$20.66		$9.33		$6.83	$6.81

Income (loss) from investment operations:
Net investment income (loss)^b	(.17)	(.25)		(.18)		(.07)	.02
Net realized and unrealized gain (loss) on investment transactions	(.73)	.37		11.57		2.63	.00	***

Total from investment operations	(.90)	.12		11.39		2.56	.02

Less distributions from:
Net investment income	—	(1.25)		(.06)		(.06)	—
Net realized gain on investment transactions	(1.66)	—		—		—	—

Total distributions	(1.66)	(1.25)		(.06)		(.06)	—

Redemption fees	.00 ***	—		—		—	—
Net asset value, end of period	$16.97	$19.53		$20.66		$9.33	$6.83
Total Return (%)^c	(4.62)	.48	^d	122.10	^d	37.88	.29	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	133	146		134		8	.3
Ratio of expenses before expense reductions (%)	1.62	1.72		1.90		1.93	1.87	*
Ratio of expenses after expense reductions (%)	1.62	1.62		1.85		1.93	1.87	*
Ratio of net investment income (loss) (%)	(.99)	(1.34)		(1.23)		(.61)	.85	*
Portfolio turnover rate (%)	53	76		80		163	113

^a	For the period from June 25, 2001 (commencement of sales of Class A shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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DWS Gold & Precious Metals Fund — Class B

Years Ended October 31,	2005		2004		2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$19.45		$20.55		$9.31		$6.81	$6.81

Income (loss) from investment operations:
Net investment income (loss)^b	(.29)		(.39)		(.27)		(.14)	.01
Net realized and unrealized gain (loss) on investment transactions	(.73)		.36		11.51		2.64	(.01)

Total from investment operations	(1.02)		(.03)		11.24		2.50	.00

Less distributions from:
Net investment income	—		(1.07)		—		—	—
Net realized gain on investment transactions	(1.66)		—		—		—	—

Total distributions	(1.66)		(1.07)		—		—	—

Redemption fees	.00	***	—		—		—	—
Net asset value, end of period	$16.77		$19.45		$20.55		$9.31	$6.81
Total Return (%)^c	(5.30	)^d	(.26	)^d	120.73	^d	36.71	.00	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32		32		24		5	.3
Ratio of expenses before expense reductions (%)	2.41		2.53		2.73		2.73	2.67	*
Ratio of expenses after expense reductions (%)	2.36		2.36		2.69		2.73	2.67	*
Ratio of net investment income (loss) (%)	(1.73)		(2.08)		(2.07)		(1.41)	.05	*
Portfolio turnover rate (%)	53		76		80		163	113

^a	For the period from June 25, 2001 (commencement of sales of Class B shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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DWS Gold & Precious Metals Fund — Class C

Years Ended October 31,	2005	2004		2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$19.42	$20.53		$9.29		$6.81	$6.81

Income (loss) from investment operations:
Net investment income (loss)^b	(.28)	(.38)		(.29)		(.15)	.01
Net realized and unrealized gain (loss) on investment transactions	(.73)	.35		11.53		2.64	(.01)

Total from investment operations	(1.01)	(.03)		11.24		2.49	.00

Less distributions from:
Net investment income	—	(1.08)		—		(.01)	—
Net realized gain on investment transactions	(1.66)	—		—		—	—

Total distributions	(1.66)	(1.08)		—		(.01)	—

Redemption fees	.00 ***	—		—		—	—
Net asset value, end of period	$16.75	$19.42		$20.53		$9.29	$6.81
Total Return (%)^c	(5.26)	(.25	)^d	120.99	^d	36.77	.00	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	84		40		2	.1
Ratio of expenses before expense reductions (%)	2.33	2.48		2.71		2.71	2.64	*
Ratio of expenses after expense reductions (%)	2.33	2.35		2.63		2.71	2.64	*
Ratio of net investment income (loss) (%)	(1.70)	(2.07)		(2.01)		(1.39)	.08	*
Portfolio turnover rate (%)	53	76		80		163	113

^a	For the period from June 25, 2001 (commencement of sales of Class C shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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DWS Technology Fund — Class A

Years Ended October 31,	2005		2004	2003	2002		2001
Selected Per Share Data
Net asset value, beginning of period	$10.37		$10.71	$7.38	$10.80		$29.18

Income (loss) from investment operations:
Net investment income (loss)^a	.02		(.08)	(.07)	(.07)		(.06)
Net realized and unrealized gain (loss) on investment transactions	.58		(.26)	3.40	(3.35)		(15.74)

Total from investment operations	.60		(.34)	3.33	(3.42)		(15.80)

Less distributions from:
Net realized gains on investment transactions	—		—	—	—		(2.58)
Redemption fees	.00	*	—	—	—		—
Net asset value, end of period	$10.97		$10.37	$10.71	$7.38		$10.80
Total Return (%)^b	5.79	^e	(3.08)	45.12	(31.67	)^d	(57.51)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	945		1,083	1,231	885		1,521
Ratio of expenses before expense reductions (%)	1.18		1.15	1.17	.97		1.04	^c
Ratio of expenses after expense reductions (%)	1.11		1.15	1.17	.97		1.03	^c
Ratio of net investment income (loss) (%)	.24		(.71)	(.82)	(.66)		(.40)
Portfolio turnover rate (%)	114		97	51	60		96

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.
^d	In 2002, the Advisor fully reimbursed the fund for a net loss incurred on transactions which did not meet the fund’s investment guidelines. The amount of the loss was less than 0.01% of the fund’s average net assets thus having no impact on the fund’s total return.
^e	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

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DWS Technology Fund — Class B

Years Ended October 31,	2005		2004	2003	2002		2001
Selected Per Share Data
Net asset value, beginning of period	$8.89		$9.28	$6.46	$9.55		$26.46

Income (loss) from investment operations:
Net investment income (loss)^a	(.06)		(.16)	(.14)	(.14)		(.19)
Net realized and unrealized gain (loss) on investment transactions	.48		(.23)	2.96	(2.95)		(14.14)

Total from investment operations	.42		(.39)	2.82	(3.09)		(14.33)

Less distributions from:
Net realized gains on investment transactions	—		—	—	—		(2.58)
Redemption fees	.00	*	—	—	—		—
Net asset value, end of period	$9.31		$8.89	$9.28	$6.46		$9.55
Total Return (%)^b	4.72	^e	(4.09)	43.65	(32.36	)^d	(57.90)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	140		213	306	264		494
Ratio of expenses before expense reductions (%)	2.24		2.20	2.24	1.94		2.01	^c
Ratio of expenses after expense reductions (%)	2.17		2.20	2.24	1.94		1.96	^c
Ratio of net investment income (loss) (%)	(.82)		(1.76)	(1.89)	(1.63)		(1.33)
Portfolio turnover rate (%)	114		97	51	60		96

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.96% and 1.96%, respectively.
^d	In 2002, the Advisor fully reimbursed the fund for a net loss incurred on transactions which did not meet the fund’s investment guidelines. The amount of the loss was less than 0.01% of the fund’s average net assets thus having no impact on the fund’s total return.
^e	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

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DWS Technology Fund — Class C

Years Ended October 31,	2005^a		2004	2003	2002		2001
Selected Per Share Data
Net asset value, beginning of period	$9.11		$9.49	$6.60	$9.75		$26.91

Income (loss) from investment operations:
Net investment income (loss)^a	(.05)		(.15)	(.14)	(.13)		(.18)
Net realized and unrealized gain (loss) on investment transactions	.49		(.23)	3.03	(3.02)		(14.40)

Total from investment operations	.44		(.38)	2.89	(3.15)		(14.58)

Less distributions from:
Net realized gains on investment transactions	—		—	—	—		(2.58)
Redemption fees	.00	*	—	—	—		—
Net asset value, end of period	$9.55		$9.11	$9.49	$6.60		$9.75
Total Return (%)^b	4.83	^e	(4.00)	43.79	(32.31	)^d	(57.85)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53		70	90	65		111
Ratio of expenses before expense reductions (%)	2.08		2.10	2.19	1.84		1.94	^c
Ratio of expenses after expense reductions (%)	2.01		2.10	2.19	1.84		1.89	^c
Ratio of net investment income (loss) (%)	(.66)		(1.66)	(1.84)	(1.53)		(1.26)
Portfolio turnover rate (%)	114		97	51	60		96

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.89% and 1.89%, respectively.
^d	In 2002, the Advisor fully reimbursed the fund for a net loss incurred on transactions which did not meet the fund’s investment guidelines. The amount of the loss was less than 0.01% of the fund’s average net assets thus having no impact on the fund’s total return.
^e	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

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How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

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Choosing a Share Class

This prospectus describes three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. DWS Gold & Precious Metals Fund and DWS Technology Fund offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare
Class A

• Sales charges of up to 5.75%, charged when you buy shares • In most cases, no charges when you sell shares • Up to 0.25% annual shareholder servicing fee	• Some investors may be able to reduce or eliminate their sales charges; see next page • Total annual operating expenses are lower than those for Class B or Class C

Class B

•      No charges when you buy shares

•      Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years

•      0.75% annual distribution fee and up to 0.25% shareholder servicing fee

• The deferred sales charge rate falls to zero after six years • Shares automatically convert to Class A after six years, which means lower annual expenses going forward

Class C

•      No sales charges when you buy shares

•      Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year

•      0.75% annual distribution fee and up to 0.25% shareholder servicing fee

• The deferred sales charge rate is lower than for Class B, but your shares never convert to Class A, so annual expenses remain higher

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, each fund’s advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services. Financial advisors may also receive compensation from a fund for the services they provide to their clients.

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Class A shares

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Front-end sales charge as a % of offering price(1),(2)	Front-end sales charge as a % of your net investment(2)
Up to $50,000	5.75%	6.10%
$50,000-$99,999	4.50	4.71
$100,000-$249,999	3.50	3.63
$250,000-$499,999	2.60	2.67
$500,000-$999,999	2.00	2.04
$1 million or more	See below and next page

(1)	The offering price includes the sales charge.
(2)	Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months (“Letter of Intent”)

•	the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you’re investing now in Class A shares is at least $50,000 (“Cumulative Discount”)

•	you are investing a total of $50,000 or more in Class A shares of several funds on the same day (“Combined Purchases”)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

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For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.dws-scudder.com (click on the link entitled “Fund Sales Charge and Breakpoint Schedule”), consult with your financial advisor or refer to the section entitled “Purchase or Redemption of Shares” in the funds’ Statement of Additional Information.

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You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

•	exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund

•	a current or former director or trustee of the Deutsche or DWS mutual funds

•	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

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Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00
Fourth or fifth year	2.00
Sixth year	1.00
Seventh year and later	None (automatic conversion to Class A)
This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in these funds or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans. You should consult with your financial advisor to determine which class of shares is appropriate for you.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

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Class C shares

With Class C shares, you pay no up-front sales charges. Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class C shares don’t have any front-end sales charges, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

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How to Buy Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts $500 or more for IRAs $50 or more with an Automatic Investment Plan	$50 or more for regular accounts and IRA accounts $50 or more with an Automatic Investment Plan

Through a financial advisor

• Contact your advisor using the method that’s most convenient for you	• Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below)

• Fill out and sign an application • Send it to us at the appropriate address, along with an investment check

•      Send a check made out to “DWS Scudder” and a DWS Scudder investment slip to us at the appropriate address below

•      If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By phone

Not available	• Call (800) 621-1048 for instructions

With an automatic investment plan

• Fill in the information on your application and include a voided check.	• To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet

Not available	• Call (800) 621-1048 to establish Internet access

• Go to www.dws-scudder.com and register

• Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

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How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares

$1,000 or more to open a new account ( $500 for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 63

Through a financial advisor
• Contact your advisor by the method that’s most convenient for you	• Contact your advisor by the method that’s most convenient for you

By phone or wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By mail or express mail
(see previous page)

Write a letter that includes:	Write a letter that includes:

•      the fund, class and account number you’re exchanging out of

•      the dollar amount or number of shares you want to exchange

•      the name and class of the fund you want to exchange into

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

•      the fund, class and account number from which you want to sell shares

•      the dollar amount or number of shares you want to sell

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

With an automatic exchange plan

• To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a fund account, call (800) 621-1048 (minimum $ 50)

On the Internet

• Call (800) 621-1048 to establish Internet access	• Call (800) 621-1048 to establish Internet access

• Go to www.dws-scudder.com and log in	• Go to www.dws-scudder.com and log in

• Follow the instructions for making on-line exchanges	• Follow the instructions for making on-line redemptions

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the funds. Please note that a financial advisor may charge fees separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to each fund’s Class A, Class B and Class C shares. DWS Gold & Precious Metals Fund and DWS Technology Fund have other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. The funds calculate their share price for each class every business day, as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.dws- scudder.com to get up-to-date information, review balances or even place orders for exchanges.

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To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

The funds will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

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Market timing policies and procedures. Short-term and excessive trading of fund shares may present risks to each fund’s long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the funds invest in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., “time zone arbitrage”).

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to the fund’s policies as described in this prospectus and approved by the Board. Each fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. Each fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Each fund’s policies include:

•	a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under “Redemption fees”);

•	each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

•	each fund has adopted certain fair valuation practices reasonably designed to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the funds calculate share price.”)

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When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the funds by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the funds’ long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.

The funds’ policies and procedures may be modified or terminated at any time.

Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days (30 days for DWS Gold & Precious Metals Fund and DWS Technology Fund) of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

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The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds’. Subject to approval by DeAM or each fund’s Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the funds’ policies) and remit the fees to the funds. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the funds’ policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the fund’s investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as

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automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion).

The funds expect that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, each fund’s investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

InvestorACCESS, the automated information line, is available 24 hours a day by calling (800) 972-3060. You can use InvestorACCESS to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

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Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a fund cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you generally don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

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A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies DWS Scudder Distributors Inc., the funds’ distributor, that the dealer waives the applicable commission

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•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a DWS fund and then decide to invest with DWS Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a DWS fund at its current NAV and for purposes of sales charges it will be treated as if it had never left DWS Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell shares by contacting your financial advisor.

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How the funds calculate share price

To calculate net asset value per share, or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Share Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

Each fund will charge a short-term redemption fee equal to 2% of the value of shares redeemed or exchanged within 15 days (30 days for DWS Gold & Precious Metals Fund and DWS Technology Fund) of purchase. Please see “Policies about transactions — Redemption fees” for further information.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by a fund’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of a fund’s portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)

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To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for any other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

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•	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in DWS fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or in any case where a fall in share price created the low balance)

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimum at any time)

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the funds generally won’t make a redemption in kind unless your requests over a 90 day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of the fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

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Understanding Distributions and Taxes

Each fund intends to distribute to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The funds have regular schedules for paying out any earnings to shareholders:

Income for DWS Dreman Financial Services Fund is declared and paid in June and December.

DWS Gold & Precious Metals Fund intends to pay dividends to shareholders annually in December.

DWS Technology Fund intends to pay dividends to shareholders annually in December.

Each fund intends to pay distributions from realized capital gains annually, usually in December. If necessary, each fund may distribute at other times as needed.

For federal income tax purposes, dividends and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at long-term capital gain rates:	Generally taxed at ordinary income rates:
Distributions from a fund

• gains from the sale of securities held by a fund for more than one year	• gains from the sale of securities held by a fund for one year or less

• qualified dividend income	• all other taxable income

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund’s yield on those securities would generally be decreased. DWS Gold & Precious Metals Fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if, at the end of its year, more than 50% of the fund’s total assets are stocks or securities of foreign corporations and the fund meets its distribution requirements for that year. Shareholders of DWS Technology Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of each fund’s distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.

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For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each fund’s shares for lower tax rates to apply.

For taxable years beginning on or before December 31, 2008, the maximum federal long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after a fund pays the dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive from a fund.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in a fund. Additional information may be found in each fund’s Statement of Additional Information.

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To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. Each fund’s SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

DWS Scudder	SEC	Distributor
222 South Riverside Plaza	Public Reference Section	DWS Scudder Distributors, Inc.
Chicago, IL 60606-5808	Washington, D.C. 20549	222 South Riverside Plaza
www.dws-scudder.com	www.sec.gov	Chicago, IL 60606-5808
(800) 621-1048	(202) 942-8090	(800) 621-1148

SEC File Numbers:

DWS Dreman Financial Services Fund	811-08599

DWS Gold & Precious Metals Fund	811-5565

DWS Technology Fund	811-0547

[Logo] DWS

SCUDDER

Deutsche Bank Group

STATEMENT OF ADDITIONAL INFORMATION

DWS VALUE SERIES, INC.

DWS Dreman High Return Equity Fund

222 S. Riverside Plaza

Chicago, Illinois 60606

This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus /Proxy Statement dated                          , 2006 for the Special Meeting of Shareholders of DWS Dreman Financial Services Fund (“Financial Services Fund”), a series of DWS Equity Trust, to be held on October 12, 2006, into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus /Proxy Statement may be obtained at no charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1048, or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about DWS Dreman High Return Equity Fund (“High Return Fund”), a series of DWS Value Series, Inc. is contained in High Return Fund’s statement of additional information (“SAI”) dated March 1, 2006 as supplemented from time to time, for Class A, Class B and Class C shares, which is attached to this statement of additional information as Appendix A. The audited financial statements and related independent accountant’s report for High Return Fund contained in the Annual Report for the fiscal year ended November 30, 2005 and the unaudited financial statements for High Return Fund contained in the Semi-Annual Report for the six-month period ended May 31, 2006, are incorporated herein by reference insofar as they relate to the Fund’s participation in the merger. No other parts of the Annual or Semi-Annual Report are incorporated by reference herein.

Further information about Financial Services Fund is contained in the statement of additional information dated March 1, 2006, as supplemented from time to time, for Class A, Class B and Class C shares.

The date of this statement of additional information is                     , 2006.

Appendix A

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Equity Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2014 Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS Value Builder Fund

Supplement to the currently effective Statements of Additional Information for the above listed Funds

The following disclosure is deleted from footnote #1 in the section entitled “Financial Services Firms’ Compensation” under “Purchase and Redemption of Shares — Purchases,” effective June 1, 2006:

The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-Scudder Distributors, Inc. and its affiliates.

Compensation Schedules #2 and #3 are replaced with the following Compensation Schedule, effective June 1, 2006:

Compensation Schedule #2: DWS Scudder Retirement Plans(2)
Amount of Shares Sold	As a Percentage of Net Asset Value
Over $3 million	0.00%-0.50%

(2)	Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.

[Logo] DWS SCUDDER

Deutsche Bank Group

Compensation Schedule #4 will be renamed Compensation Schedule #3 and its corresponding footnote #3 will be revised as follows, effective June 1, 2006:

(3)	DWS-SDI compensates UBS Financial 0.50%.

The following disclosure from the section entitled “Class A Cumulative Discount” or “Cumulative Discount” under “Purchase and Redemption of Shares — Purchases” will be revised as follows, effective June 1, 2006:

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as “DWS Funds,” (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

Please retain this supplement for future reference.

June 1, 2006

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Reserve Fund

Prime Series

Tax-Free Series

Treasury Series

Daily Assets Fund Institutional

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Government & Agency Money Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Fund

DWS Money Market Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2006 Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax Free Money Fund

DWS Tax-Exempt Money Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS U.S. Treasury Money Fund

DWS Value Builder Fund

Investors Cash Trust

Government & Agency Securities Portfolio

Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Tax Exempt California Money Market Fund

The following replaces similar disclosure in the “Portfolio Holdings Information” section of each of the above-referenced fund’s Statement of Additional Information:

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each fund’s prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the fund.

Each fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a fund who require access to this information to fulfill their duties to a fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a fund has a legitimate business purpose in providing the information, subject to the requirements described below.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

Prior to any disclosure of a fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a fund’s Trustees/Directors must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a fund’s Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each fund and information derived therefrom, including, but not limited to, how each fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a fund’s Trustees/Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a fund from the potential misuse of portfolio holdings information by those in possession of that information.

Please Retain This Supplement for Future Reference

May 1, 2006

DWS VALUE SERIES, Inc. (the “Corporation”)

DWS Large Cap Value Fund

(formerly Scudder Large Cap Value Fund)

Class A, Class B, Class C, Class R and Institutional Class

DWS Dreman Concentrated Value Fund

(formerly Scudder-Dreman Concentrated Value Fund)

Class A, Class B, Class C and Institutional Class

DWS Dreman High Return Equity Fund

(formerly Scudder-Dreman High Return Equity Fund)

Class A, Class B, Class C, Class R, Class I and Institutional Class

DWS Dreman Mid Cap Value Fund

(formerly Scudder-Dreman Mid Cap Value Fund)

Class A, Class B, Class C and Institutional Class

DWS Dreman Small Cap Value Fund

(formerly Scudder-Dreman Small Cap Value Fund)

Class A, Class B, Class C, Class R, Class I and Institutional Class

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectuses for DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund (each a “Fund,” and collectively, the “Funds”), dated March 1, 2006, as amended from time to time. The Prospectuses may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained and is also available along with other related materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Report to Shareholders dated November 30, 2005 for each Fund accompanies this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information (“SAI”).

This SAI is incorporated by reference into the combined prospectuses for the Funds.

i

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end investment management company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Directors of the Corporation have voluntarily adopted certain non-fundamental policies and restrictions. Non-fundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders. For each Fund, the Board will provide shareholders with at least 60 days’ notice prior to making a change to such Funds’ 80% investment policy (except DWS Dreman Concentrated Value Fund), as described in the Funds’ prospectuses.

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As a matter of non-fundamental policy, each Fund currently does not intend to:

(1)	borrow money in an amount greater than 10% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund’s registration statement which may be deemed to be borrowings;

(2)	enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4)	purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(6)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7)	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act;

(8)	invest more than 15% of net assets in illiquid securities; and

(9)	lend portfolio securities in an amount greater than 33 1/3% of its total assets.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities in US government securities, and high quality money market instruments. Because these defensive policies differ from the Funds’ investment objectives, a Fund may not achieve its goal during a defensive period.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

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INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM or the “Advisor”), or a subadvisor, in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. For purposes of this section only, references to the “Advisor” may also refer to a Fund’s subadvisor. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Corporation’s Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a fund’s volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund’s borrowings will be fixed, a fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

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As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs” (TM)).

Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Fund’s investment policies, the Fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Investing in Emerging Markets. A fund’s investments in foreign securities may be in developed countries or in countries considered by a fund’s Advisor to have developing or “emerging” markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a fund’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the

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markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a fund to suffer a loss of value in respect of the securities in a fund’s portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. During this period, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund’s investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a fund defaults, a fund may incur additional expenses to seek

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recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A fund’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A Fund’s net asset value may also be affected by changes in the rates or methods of taxation applicable to a fund or to entities in which a fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a fund’s assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market

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country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a fund’s agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds’ Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

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A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund’s portfolio as the fund’s assets increase (and thus have a more limited effect on the fund’s performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (the “SEC”), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds intend to comply with their fundamental and non-fundamental policies regarding borrowing.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

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MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq-100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund’s ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Investment-Grade Bonds. A fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

High-Yield/High-Risk Bonds. DWS Dreman Concentrated Value Fund may purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P or similarly rated by another NRSRO and unrated securities judged to be of equivalent quality

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as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect the Fund’s net asset value. In addition, investments in high-yield zero coupon or pay-in-kind bonds, rather than income-bearing high-yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high-yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for high-yield securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Lending of Portfolio Securities. Each fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. Each fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a fund at any time, and (d) a fund receives reasonable interest on the loan (which

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may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Privatized Enterprises. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). A fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

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Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”), and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security (for purposes of this section, “Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in small company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited

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product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in small company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures, swaps and other derivatives to limit leveraging of the fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

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Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving that fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

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The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of the fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund’s income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (i.e., the fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of the fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration

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management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, a Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary or a futures commission merchant as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or in which the fund expects to have portfolio exposure.

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To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

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Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund’s obligations or to segregate cash or liquid assets equal to the amount of a fund’s obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

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In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will segregate cash or liquid assets at least equal in value to commitments for such securities.

Zero Coupon Securities. A fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments, which do not make current interest payments, is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually

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are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings

Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). A Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a Fund.

A Fund’s procedures permit non-public portfolio holdings information to be shared with the Advisor and its affiliates (collectively “Deutsche Asset Management” or “DeAM”), sub-advisers, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a Fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, shareholders in connection with in-kind redemptions or to other entities if a Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a Fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Fund’s Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received while the information remains non-public. Periodic reports regarding these procedures will be provided to a Fund’s Directors.

Registered investment companies that are sub-advised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund’s Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc., not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Funds. Under the supervision of the Board of Directors of each Fund,

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with headquarters at 345 Park Avenue, New York, New York 10154, DeIM, or a subadvisor, makes the Funds’ investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor, or a subadvisor, manages each Fund’s daily investment and business affairs subject to the policies established by each Corporation’s Board of Directors. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Funds’ investment advisor, or a subadvisor, is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an investment management agreement (the “Agreement”) with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The current Agreements, dated April 5, 2002, for DWS Large Cap Value Fund, DWS Dreman High Return Equity Fund and DWS Small Cap Value Fund were last renewed by the Directors on September 23, 2005. The current agreements for DWS Concentrated Value Fund and DWS Mid Cap Value Fund are dated June 1, 2005 and August 1, 2005, respectively. The Agreements will continue in effect until September 30, 2006, and from year to year thereafter only if their continuance is each approved annually by the vote of a majority of those Directors who are not parties to such Agreements or interested persons of the Advisor or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation’s Directors or of a majority of the outstanding voting securities of a Fund.

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The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminates in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Corporation’s Articles of Incorporation, By-Laws, the 1940 Act, the Code and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of each Fund.

Under each Fund’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating and monitoring contractual arrangements with various third-party service providers to a Fund (such as each Fund’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund’s federal, state and local tax returns; preparing and filing each Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund’s operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.

Pursuant to a sub-administration agreement between the Advisor and State Street Bank & Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

The current advisory fee rates are payable monthly at the annual rate shown below.

Average Daily Net Assets	DWS Large Cap Value Fund*
$0 - $1.5 billion	0.525%
Over $1.5 billion - $2 billion	0.500%
Over $2 billion - $3 billion	0.475%
Over $3 billion - $4 billion	0.450%
Over $4 billion - $5 billion	0.425%
Over $5 billion	0.400%

*	Fee rate effective December 20, 2004. Prior to this date the Fund paid the following rate:

Average Daily Net Assets	DWS Large Cap Value Fund
$0 - $250 million	0.750%
Over $250 million - $1 billion	0.720%
Over $1 billion - $2.5 billion	0.700%
Over $2.5 billion - $5 billion	0.680%
Over $5 billion - $7.5 billion	0.650%

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Average Daily Net Assets	DWS Large Cap Value Fund
Over $7.5 billion - $10 billion	0.640%
Over $10 billion - $12.5 billion	0.635%
Over $12.5 billion	0.620%

Average Daily Net Assets	DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value Fund
$0 - $250 million	0.750%
Over $250 million - $1 billion	0.720%
Over $1 billion - $2.5 billion	0.700%
Over $2.5 billion - $5 billion	0.680%
Over $5 billion - $7.5 billion	0.650%
Over $7.5 billion - $10 billion	0.640%
Over $10 billion - $12.5 billion	0.630%
Over $12.5 billion	0.620%

Average Daily Net Assets	DWS Dreman Concentrated Value Fund
$0 - $250 million	0.800%
Over $250 million - $1 billion	0.780%
Over $1 billion - $2.5 billion	0.760%
Over $2.5 billion	0.740%

Average Daily Net Assets	DWS Dreman Mid Cap Value Fund
$0 - $250 million	0.75%
Over $250 million - $1 billion	0.72%
Over $1 billion - $2.5 billion	0.70%
Over $2.5 billion to $4 billion	0.68%
Over $4 billion	0.66%

The advisory fee is payable monthly, provided that a Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal 2005	Amounts Waived	Fiscal 2004	Fiscal 2003
DWS Large Cap Value Fund	$10,288,958	—	$2,370,669	$1,422,926
DWS Dreman Concentrated Value Fund*	$65,191	$65,191	—	—
DWS Dreman High Return Equity Fund	$44,313,671	—	$37,337,728	$28,014,423
DWS Dreman Mid Cap Value Fund*	$12,493	$12,493	—	—

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Fund	Fiscal 2005	Amounts Waived	Fiscal 2004	Fiscal 2003
DWS Dreman Small Cap Value Fund	$6,537,020	—	$4,772,684	$3,281,085

*	DWS Dreman Concentrated Value Fund commenced operations on June 1, 2005. DWS Mid Cap Value Fund commenced operations on August 1, 2005.

Through March 31, 2008, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Funds to the extent necessary to maintain the combined total operating expenses at 0.90%, 0.90%, 0.90%, 1.40% and 0.65% for DWS Large Cap Value Fund’s Class A, B, C, R and Institutional Class, respectively, and 1.60% for DWS Dreman Small Cap Value Fund’s Class R. These limitations exclude extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses. However, the expense limitations with respect to Class R shares only exclude extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.

Through May 31, 2006, DeIM has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the combined total operating expenses at 1.25%, 2.00%, 1.90% and 1.00% for DWS Dreman Concentrated Value Fund’s Class A, B, C and Institutional Class, respectively. These limitations exclude extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

Through February 28, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of DWS Dreman Concentrated Value Fund to the extent necessary to maintain the fund’s total operating expenses at 1.25% for Class A shares, 2.00% for Class B shares, 1.90% for Class C shares and 1.00% for Institutional Class, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses. Notwithstanding the foregoing, the Advisor has agreed to pay the Fund’s organizational and offering expenses.

Through February 28, 2009, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain the total operating expenses at 1.35%, 2.05%, 2.05% and 1.00% for DWS Dreman Mid Cap Value Fund’s Class A, B, C and Institutional Class, respectively. These limitations exclude extraordinary expenses, taxes, brokerage, interest, and offering expenses. Notwithstanding the foregoing, the Advisor has agreed to pay the Fund’s organizational and offering expenses

Under its investment management agreement, the Funds are responsible for all of their other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of each Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Directors of the Corporation who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from

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willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

Under a separate agreement between Deutsche Bank AG and the Funds, Deutsche Bank AG has granted a license to the Funds to utilize the trademark “DWS.”

Subadvisor

Dreman Value Management, L.L.C. (“DVM” or “Subadvisor”), 520 East Cooper Avenue Suite 230-4, Aspen, Colorado 81611, is the subadvisor for DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund. DVM serves as subadvisor pursuant to the terms of Subadvisory Agreements between it and the Advisor. DVM was formed in April 1977 and is controlled by David Dreman. Under the terms of the DVM Subadvisory Agreement for the Funds, DVM manages the investment and reinvestment of the Funds’ assets. DVM will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request. DVM has served as subadvisor for DWS Dreman Small Cap Value Fund since January 18, 2002. DVM has served as subadvisor for DWS Dreman Concentrated Value Fund and DWS Dreman Mid Cap Value Fund since their inception.

The Advisor currently pays DVM for its services subadvisory fees, payable monthly, as a percentage of average daily net assets as shown below:

Average Daily Net Assets	WS Dreman Concentrated Value Fund
$0 - $250 million	0.400%
Over $250 million - $1 billion	0.390%
Over $1 billion - $2.5 billion	0.380%
Over $2.5 billion	0.370%

Average Daily Net Assets	DWS Dreman High Return Equity Fund
$0 - $250 million	0.240%
Over $250 million - $1 billion	0.230%
Over $1 billion - $2.5 billion	0.224%
Over $2.5 billion - $5 billion	0.218%
Over $5 billion - $7.5 billion	0.208%
Over $7.5 billion - $10 billion	0.205%
Over $10 billion - $12.5 billion	0.202%
Over $12.5 billion	0.198%

Average Daily Net Assets	DWS Dreman Mid Cap Value Fund
$0 - $500 million	0.375%
Over $500 million	0.340%

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Average Daily Net Assets	DWS Dreman Small Cap Value Fund
$0 - $500 million	0.375%
Over $500 million	0.340%

The Subadvisory Agreements provide that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the Subadvisory Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the Subadvisory Agreements.

The Subadvisory Agreements for DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value Fund remain in effect until June 30, 2007, unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Subadvisory Agreements shall continue in effect through June 30, 2007, and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors, including a majority of directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund, or (b) by a majority of the outstanding voting securities of the Fund. The Subadvisory Agreements may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund’s investment management agreement.

DVM may terminate the Subadvisory Agreement for DWS Dreman High Return Equity Fund upon 90 days’ notice to the Advisor. DVM may terminate the Subadvisory Agreement for DWS Dreman Small Cap Value Fund at any time upon 90 days’ written notice to the Advisor.

The Subadvisory Agreements were last approved on September 23, 2005 and continue in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors, including a majority of directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of a Fund, or (b) by a majority of the outstanding voting securities of a Fund. The Subadvisory Agreement may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of a Fund or by a vote of a majority of the outstanding securities of a Fund, and will terminate automatically upon assignment or upon termination of each Fund’s investment management agreement. DVM may terminate the Subadvisory Agreement for a Fund at any time upon 90 days’ written notice to the Advisor.

The subadvisory fees paid by the Advisor for each Fund’s last three fiscal years are shown in the table below.

Fund	Fiscal 2005	Fiscal 2004	Fiscal 2003
DWS Dreman Concentrated Value Fund*	$19,892	—	—
DWS Dreman High Return Equity Fund	$13,700,258	$11,627,984	$8,443,252
DWS Dreman Mid Cap Value Fund*	$5,036	—	—
DWS Dreman Small Cap Value Fund	$3,077,159	$2,255,365	$1,557,217

*	DWS Dreman Concentrated Value Fund commenced operations on June 1, 2005. DWS Dreman Mid Cap Value Fund commenced operations on August 1, 2005.

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Portfolio Manager’s Compensation

DWS Large Cap Value Fund. The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•	DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund. Each Fund has been advised that the Subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund’s benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional’s performance measured utilizing both quantitative and qualitative factors.

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The Subadvisor’s investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically, investment advisory firms. The variable component of the Subadvisor’s compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to a portfolio’s performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the Subadvisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The Subadvisor’s membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the Subadvisor’s profit sharing plan, a defined contribution plan that allows the Subadvisor to contribute up to twenty-five percent of an employee’s total compensation, subject to various regulatory limitations, to each employee’s profit sharing account. The Subadvisor’s profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the subadvisor’s profit sharing plan vest over a specified term. Finally all employees of the Subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional’s total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

•	Relative ranking of Each Fund’s performance against its peers in the one, three and five year pre-tax investment performance categories. Each Fund’s performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager’s absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

•	Relative performance of each Fund’s performance against the pre-determined indices for the product strategy against which a portfolio’s performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to each Fund’s benchmark index.

•	Performance of each Fund measured through attribution analysis models which analyze the portfolio manager’s contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client’s investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

•	Ability to work well with other members of the investment professional team and mentor junior members.

•	Contributions to the organizational overall success with new product strategies.

•	Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

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Fund Ownership of Portfolio Managers:

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund’s portfolio management team in each Fund and, for DWS Large Cap Value Fund, as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund’s most recent fiscal year end.

DWS Large Cap Value Fund

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of DWS Fund Shares Owned
Thomas Sassi	$100,001-$500,000	$100,001-$500,000
Steve Scrudato	$100,001-$500,000	$100,001-$500,000

DWS Dreman Concentrated Value Fund

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
David N. Dreman	Over $1 million
Jeffrey K. Peng	None

DWS Dreman High Return Equity Fund

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
David N. Dreman	Over $1 million
James F. Hutchinson	None

DWS Dreman Mid Cap Value Fund

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
David N. Dreman	Over $1 million
Nelson Woodard	None
Leonid B. Shimunov	None

DWS Dreman Small Cap Value Fund

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
David N. Dreman	Over $1 million
Nelson Woodard	None

Conflicts of Interest:

In addition to managing the assets of each Fund, the portfolio manager may manage other client accounts of the Subadvisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than each Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the fiscal year end.

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DWS Large Cap Value Fund

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Thomas Sassi	4	$1,142,720,430	None	NA
Steve Scrudato	5	$1,157,825,500	None	NA

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Thomas Sassi	3	$144,016,200	None	NA
Steve Scrudato	3	$144,016,200	None	NA

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Thomas Sassi	79	$4,949,146,811	None	NA
Steve Scrudato	79	$5,740,743,964	None	NA

DWS Dreman Concentrated Value Fund

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
David N. Dreman	18	$11.4 billion	None	NA
Jeffrey K. Peng	1	$1.4 billion	None	NA

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Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
David N. Dreman	2	$68 million	None	NA
Jeffrey K. Peng	0	None	None	NA

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
David N. Dreman	3,632	$3.5 billion	None	NA
Jeffrey K. Peng	0	None	None	NA

DWS Dreman High Return Equity Fund

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
David N. Dreman	18	$11.4 billion	None	NA
James F. Hutchinson	1	$0.9 billion	None	NA

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
David N. Dreman	2	$68 million	None	NA
James F. Hutchinson	0	None	None	NA

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
David N. Dreman	3,632	$3.5 billion	None	NA
James F. Hutchinson	0	None	None	NA

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DWS Dreman Mid Cap Value Fund:

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
David N. Dreman	18	$11.4 billion	None	NA
Nelson Woodard	5	$2.0 billion	None	NA
Leonid B. Shimunov	2	$1.4 billion	None	NA

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance -Based Fee	Total Assets of Performance-Based Fee Accounts
David N. Dreman	2	$68 million	None	NA
Nelson Woodard	0	None	None	NA
Leonid B. Shimunov	0	None	None	NA

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
David N. Dreman	3,632	$3.5 billion	None	NA
Nelson Woodard	22	$0.4 billion	None	NA
Leonid B. Shimunov	0	None	None	NA

DWS Dreman Small Cap Value Fund

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
David N. Dreman	18	$11.4 billion	None	NA
Nelson Woodard	5	$2.0 billion	None	NA

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Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
David N. Dreman	2	$68 million	None	NA
Nelson Woodard	0	None	None	NA

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
David N. Dreman	3,632	$3.5 billion	None	NA
Nelson Woodard	22	$0.4 billion	None	NA

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund. The Subadvisor manages clients’ accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the Subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the Subadvisor aggregates its trades and allocates the trades to all clients’ accounts in an equitable manner. The Subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the Subadvisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The Subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for each Fund are generally aggregated with trades done for its regular client accounts.

The Subadvisor’s investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

In addition to the accounts above, an investment professional may have personal accounts that may include holdings that are similar to, or the same as, those of the Funds. The Advisor and Subadvisor have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

DWS Large Cap Value Fund. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or

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sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

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Codes of Ethics

The Funds, the Advisor, the Subadvisor and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporation and employees of the Advisor, Subadvisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s and the Subadvisor’s Codes of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process of the Advisor. Exceptions to these and other provisions of the Advisor’s and Subadvisor’s Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

FUND SERVICE PROVIDERS

Principal Underwriter and Administrator

Pursuant to separate Underwriting and Distribution Services Agreements (each a “Distribution Agreement”), DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class B, Class C, Class R, Class I and Institutional Class shares of each Fund, as applicable, and acts as agent of each Fund in the continuous offering of its shares. The Distribution Agreement for each Fund, dated April 5, 2002, was last approved by the Directors on September 23, 2005 and continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of each Fund, including the Directors who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by DWS-SDI upon 60 days’ notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class-by-class basis.

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DWS-SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase of Shares,” DWS-SDI retains any sales charge upon the purchase of Class A shares and pays or allows concessions or discounts to firms for the sale of the Funds’ shares. DWS-SDI receives no compensation from the funds as principal underwriter for Class A and Institutional shares, except as described below. DWS-SDI receives compensation from the Funds as principal underwriter for Class B, Class C and Class R shares.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B, Class C and Class R shareholders, as applicable, under a Shareholder Services Agreement (the “Services Agreement”) with DWS-SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for each Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by DWS-SDI upon 60 days’ notice. Termination with respect to the Class A, B, C or R shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B, C or R shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DWS-SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in a Fund. Typically, DWS-SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by DWS-SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DWS-SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan section, DWS-SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Distribution Plan”) that provides for fees payable as an expense of the Class B, Class C and Class R shares that are used by DWS-SDI to pay for distribution services for those classes. Pursuant to a plan adopted under Rule 12b-1, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B, C and R shareholders under each Fund’s Services Agreement with DWS-SDI (each a “Rule 12b-1 Service Plan”). Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Distribution Plans for Class B, Class C and Class R shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. The Rule 12b-1 Service Plans provide compensation to DWS-SDI or intermediaries for post-sales servicing.

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Since each Distribution Agreement provides for fees payable as an expense of Class B, Class C and Class R shares that are used by DWS-SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for Class B, Class C and Class R shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for Class A, Class B, Class C and Class R shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by DWS-SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse DWS-SDI for its expenses incurred. On the other hand, under certain circumstances DWS SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for the fund. In connection with Class B shares, for example, if shares of a fund were to appreciate (resulting in a greater asset base against which Rule 12-1 fees are charged) and sales of the fund’s shares were to decline (resulting in lower expenditures by SDI under the Rule 12b-1 Plan) fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing for expenses incurred by SDI that is not matched to the timing for revenues received (e.g., a sales commission may be paid by SDI related to an investment in year 1, while the Rule 12b-1 fee to SDI related to that investment may accrue during year 1 through year 6 prior to conversion of the investment to Class A shares).

Class B, Class C and Class R Shares

Distribution Services. For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class B shares. DWS-SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. For periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DWS-SDI or the applicable Fund. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Distribution Plan, payable monthly, at an annual rate of 0.25% of average daily net assets of each Fund attributable to Class R shares.

Class A, Class B, Class C and Class R Shares

Shareholder Services. For its services under the Services Agreement, DWS-SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Service Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares of that Fund.

With respect to Class A and R Shares of a Fund, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A and Class R Shares of a Fund, commencing with the month after investment. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a Fund maintained and serviced by the firm.

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Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on a Fund’s records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

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Compensation to Underwriter and Firms for Calendar Year Ended December 31, 2005					Compensation to Underwriter and Firms for Calendar Year Ended December 31, 2005
Fund	12b-1 Fees Paid to DWS-SDI	12b-1 Fees (Shareholder Servicing Fee) Retained by DWS-SDI	Compensation Paid by DWS-SDI to Firms from Distribution Fee	Compensation Paid by DWS-SDI to Firms from Shareholder Servicing Fee	Advertising, Sales, Literature and Promotional Materials	Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing	Interest Expense
DWS Large Cap Value Fund
Class A	NA	$14,129	NA	$391,910	NA	NA	NA	NA	NA
Class B	$422,249	$899	$91,668	$48,382	$13,380	$917	$2,042	$959	$171,375
Class C	$342,515	$426	$287,315	$102,246	$35,862	$2,574	$5,872	$2,811	NA
Class R	$2,457	$7	$2,274	$2,416	$2,865	$176	$415	$204	NA

DWS Dreman Concentrated Value Fund
Class A	NA	$746	NA	$1,262	NA	NA	NA	NA	NA
Class B	$6,181	$12	$33,484	$1,869	$2,786	$154	$100	$142	$3,183
Class C	$19,488	$17	$1,080	$13,040	$15,645	$861	$483	$781	NA

DWS Dreman High Return Equity Fund
Class A	NA	$165,514	NA	$2,539,080	NA	NA	NA	NA	NA
Class B	$6,117,197	$7,499	$2,588,601	$518,118	$303,389	$19,891	$41,526	$21,143	$3,640,349
Class C	$5,831,224	$3,243	$4,765,403	$1,136,327	$929,399	$59,053	$108,062	$60,043	NA
Class R	$18,567	$8	$15,966	$15,027	$40,858	$2,574	$5,507	$2,834	NA

DWS Dreman Mid Cap Value Fund
Class A	NA	$324	NA	$374	NA	NA	NA	NA	NA
Class B	$2,272	$0	$10,840	$725	$4,309	$253	$196	$212	$149
Class C	$2,784	$0	$27	$1,541	$6,285	$739	$93	$641	NA

DWS Dreman Small Cap Value Fund
Class A	NA	$18,044	NA	$421,809	NA	NA	NA	NA	NA
Class B	$846,501	$1,051	$380,534	$102,477	$49,427	$3,388	$7,133	$3,514	$599,588
Class C	$989,889	$612	$706,397	$286,803	$242,134	$16,396	$33,046	$17,190	NA
Class R	$5,244	$8	$4,928	$5,385	$10,119	$600	$1,235	$673	NA

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The following table shows the aggregate amount of underwriting commissions paid to DWS-SDI, the amount in commissions it paid out to brokers, including amounts paid to affiliated firms, and the amount of underwriting commissions retained by DWS-SDI.

Fund	Fiscal Year	Aggregate Sales Commissions	Aggregate Commissions Paid to Firms	Aggregate Commissions Paid to Affiliated Firms	Aggregate Commissions Retained by DWS-SDI
DWS Large Cap Value Fund
	2005	$121,000	$77,000	$16,000	$28,000
	2004	$271,000	$172,000	$12,000	$87,000
	2003	$108,000	$72,000	$7,000	$29,000

DWS Concentrated Value Fund
	2005	$31,000	$8,000	$1,000	$22,000
	2004	—	—	—	—
	2003	—	—	—	—

DWS Dreman High Return Equity Fund
	2005	$1,613,000	$813,000	$65,000	$735,000
	2004	$1,318,000	$751,000	$54,000	$513,000
	2003	$1,137,000	$701,000	$42,000	$394,000

DWS Dreman Mid Cap Value Fund
	2005	$7,000	$1,000	$0	$6,000
	2004	—	—	—	—
	2003	—	—	—	—

DWS Dreman Small Cap Value Fund
	2005	$288,000	$146,000	$9,000	$133,000
	2004	$234,000	$151,000	$8,000	$75,000
	2003	$163,000	$120,000	$2,000	$41,000

Independent Registered Public Accounting Firm

The Financial Statements of each Fund are incorporated by reference in this Statement of Additional Information in reliance on the reports of Ernst & Young LLP, independent registered public accounting firm, 200 Clarendon Street, Boston, MA 02116, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP, audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund and its Independent Directors.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the

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portfolio and general accounting records for the Funds. Currently, DWS-SFAC receives no fee for its services to DWS Large Cap Value Fund, DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value Fund; however, subject to Board approval, DWS-SFAC may seek payment for its services under this agreement in the future. DWS-SFAC receives the following annual fee from both DWS Dreman Concentrated Value Fund and DWS Dreman Mid Cap Value Fund: 0.025% of the first $150 million of average daily net assets, 0.0075% on the next $850 million, and 0.0045% over $1 billion plus holding and transaction charges for this service. The amount charged to the Funds for the fiscal year ended November 30, 2005 was:

Fund	Amount Charged	Amount Waived
DWS Dreman Concentrated Value Fund	$54,004	$18,879
DWS Dreman Mid Cap Value Fund	$40,048	$40,048

Pursuant to an agreement between DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The cost and expenses of such delegation are borne by DWS-SFAC, not by the Funds.

Custodian, Transfer Agent and Shareholder Service Agent

Each Fund employs State Street Bank and Trust Company (“SSB”) 225 Franklin Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian (“DB Subcustodian”) in certain countries. To the extent a Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the “Omnibus Account”). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

SSB, as custodian, has custody of all securities and cash of each Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. Custodian fees may be reduced by certain earnings credits in favor of each Fund.

SSB is each Fund’s transfer agent and dividend-paying agent. Pursuant to a services agreement with SSB, DWS Scudder Investments Services Company, an affiliate of the Advisor, (“DWS-SISC”) serves as “Shareholder Service Agent” and, as such, performs all of SSB’s duties as transfer agent and dividend paying agent.

Pursuant to a subtransfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

SSB receives as transfer agent, and pays to DWS-SISC as follows for all shares (except R shares): an annual fee of $10.00 for each regular account (including Individual Retirement Accounts), $18.00 for each retirement account (excluding Individual Retirement Accounts), $5.00 in set-up charges for each new account (excluding Class A share accounts established in connection with a conversion from a Class B share account), $2.00 per account, as applicable, in connection with the contingent deferred sales charge (Class B and Class C shares only) and an annual asset-based fee of 0.08%.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund’s investments, references in this section to the “Advisor” should be read to mean the subadvisor.

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The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Funds in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

To the extent consistent with the interpretations of Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with such Fund. Conversely, such information provided to the

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Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Funds.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Funds, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Funds.

Deutsche Bank AG or one of its affiliates (or in the case of a subadvisor, the subadvisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

The following shows total brokerage commissions paid for the past three fiscal years:

DWS Large Cap Value Fund: For the fiscal year ended November 30, 2005, the Fund paid $2,401,727 in commissions. For the fiscal year ended November 30, 2004, the Fund paid $364,996 in commissions. For the calendar year ended December 31, 2003, the Fund paid $331,457 in commissions. The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2005 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of November 30, 2005 (in thousands)
Bank of America	$59,745
JPMorgan Chase & Co.	$56,192
Wachovia Bank	$47,708
Wells Fargo	$45,711
Citigroup	$41,143
General Electric Capital Corp.	$31,498
Amsouth Bancorp	$26,978
US Bancorp	$25,977
PNC Financial Services Corp.	$24,685
Merrill Lynch	$23,626
Bear Stearns & Co.	$20,000
Suntrust Banks, Inc.	$19,916
BB&T Corp.	$17,590
Morgan Stanley	$10,125

DWS Dreman Concentrated Value Fund: For the fiscal year ended November 30, 2005, the Fund paid $8,024 in commissions. The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2005 the Fund held the following securities of its regular brokers or dealers:

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Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of November 30, 2005 (in thousands)
Bank of America	$1,514
Morgan Stanley	$1,255
Goldman Sachs	$993
Wachovia	$860
Citigroup	$422

DWS Dreman High Return Equity Fund: For the fiscal year ended November 30, 2005, the Fund paid $1,336,370 in commissions. For the fiscal year ended November 30, 2004 the Fund paid $1,600,871 in commissions. For the calendar year ended December 31, 2003, the Fund paid $2,181,130 in commissions. The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2005 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of November 30, 2005 (in thousands)
Bank of America	$173,623
PNC Financial Services Group	$78,845
Keycorp	$72,073
US Bancorp	$59,384
Wachovia	$55,926
General Electric Capital Corp.	$55,831
Citigroup	$47,662
JP Morgan Chase	$39,236
Piper Jaffray & Co.	$305

DWS Dreman Mid Cap Value Fund: For the fiscal year ended November 30, 2005, the Fund paid $4,977 in commissions. The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2005 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of November 30, 2005 (in thousands)
Bank of America	$184
Bear Stearns & Co., Inc.	$166
Wachovia Corp.	$139
Marshall & Ilsley Corp	$99
Eaton Vance Corp.	$71
T. Rowe Price Group, Inc.	$36
First Horizon National Corp.	$31
Morgan Stanley	$6

DWS Dreman Small Cap Fund: For the fiscal year ended November 30, 2005, the Fund paid $2,668,544 in commissions. For the fiscal year ended November 30, 2004 the Fund paid $1,995,041.48 in commissions. For the calendar year ended December 31, 2003, the Fund paid $1,691,655 in commissions. The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2005 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of November 30, 2005 (in thousands)
BankAtlantic Bancorp, Inc.	$2,186

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Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal years are as follows (fiscal years ended):

	November 30, 2005	November 30, 2004
DWS Large Cap Value Fund	56%	39%
DWS Dreman Concentrated Value Fund*	5%	—
DWS Dreman High Return Equity Fund	9%	10%
DWS Dreman Mid Cap Value Fund*	10%	—
DWS Dreman Small Cap Value Fund	67%	64%

DWS Dreman Concentrated Value Fund commenced operations on June 1, 2005. DWS Dreman Mid Cap Value Fund commenced operations on August 2, 2005.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund (including applicable sales charge) next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

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Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent, DWS Scudder Investments Service Company ( “DWS-SISC”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell (not applicable to Class R shares). QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

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To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Funds’ prospectuses.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the prospectus, DWS-SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the four compensation schedules up to the following amounts:

Compensation Schedule #1:		Compensation Schedule #2: DWS			Compensation Schedule #3: DWS			Compensation Schedule #4:
Retail Sales and DWS Scudder Flex Plan(1)		Scudder Premium Plan(2)			Scudder Mid- Market Plan(2)			DWS Scudder Choice Plan(3)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value
$1 million to $3 million	1.00%	Under $	15 million	0.50%	Over $	15 million	0.00% - 0.50%	All amounts	1.00%
Over $3 million to $50 million	0.50%		—	—		—	—
Over $50 million	0.25%		—	—		—	—

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For purposes of determining the appropriate commission percentage to be applied to a particular sale under

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the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Special Features — Class A Shares — Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below.

(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.
(3)	DWS-SDI compensates UBS Financial in accordance with Premium Plan Compensation Schedule #2.

DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DWS-SDI is compensated by a Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DWS-SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates, DWS-SDI does not advance the first year distribution fee and for periods after the date of sale, DWS-SDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DWS-SDI is compensated by a Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*		As a Percentage of Net Asset Value**		Allowed to Dealers as a Percentage of Offering Price
Less than $50,000	5.75%		6.10%		5.20%
$50,000 but less than $100,000	4.50		4.71		4.00
$100,000 but less than $250,000	3.50		3.63		3.00
$250,000 but less than $500,000	2.60		2.67		2.25
$500,000 but less than $1 million	2.00		2.04		1.75
$1 million and over	.00	***	.00	***	*	***

*	The Offering Price includes the sales charge.
**	Rounded to the nearest one-hundredth percent.
***	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
****	Commission is payable by DWS-SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or DWS mutual funds;

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(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c)	certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i)	employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”) made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j)	investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(l)	in connection with a direct “roll over” of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates into a DWS Scudder IRA.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case

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No. 93 C 5231 (N.D.IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25%of net assets attributable to such shares maintained and serviced by the firm. Affirm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DWS-SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. A Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by DWS-SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as “DWS Funds,” (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class B Purchases. Class B shares of a Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor’s purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00%

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that declines (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Funds’ Prospectuses and SAI. Class B shares automatically convert to Class A shares after six years.

Class C Shares. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Funds’ Prospectuses.

Multi-Class Suitability. DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for DWS-branded plans under an alliance with DWS-SDI and its affiliates (“DWS Scudder Flex Plans” and “DWS Scudder Choice Plans”).

The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice Plans.

a.	Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Purchase of Class I Shares. (DWS Dreman High Equity Return Fund and DWS Dreman Small Cap Value Fund only) Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution/services fee. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment value, will typically be higher for Class I shares than for Class A, Class B or Class C shares.

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Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of the Advisor and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; and (5) investment companies managed by the Advisor that invest primarily in other investment companies. Class I shares currently are available for purchase only from DWS-SDI, principal underwriter for the Fund, and, in the case of category (4) above, selected dealers authorized by DWS-SDI.

Purchase of Institutional Class and Class R Shares. Class R shares are not available for DWS Dreman Concentrated Value Fund and DWS Dreman Mid Cap Value Fund. Information on how to buy Institutional Class and Class R shares is set forth in the section entitled “Buying and Selling Shares” in the relevant Fund’s prospectus. The following supplements that information. Investors may invest in Institutional Class shares by setting up an account directly with a Fund’s transfer agent or through an authorized service agent. The minimum initial investment for Institutional Class Shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. These minimum amounts may be changed at any time in management’s discretion.

Investors may invest in Class R shares through certain retirement and other plans. There are no minimum investments for Class R shares. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25% distribution fee and 0.25% shareholder service fee). Employer-sponsored retirement plans include: all Section 401(a) and 457 plans, certain Section 403(b)(7) plans; 401 (k) profit sharing, money purchase pension and defined benefit plans; and non-qualified deferred compensation plans.

Investors who establish shareholder accounts directly with the Fund’s transfer agent should submit purchase and redemption orders as described in the prospectus. Additionally, the Funds have authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B, C and R shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Funds’ transfer agent.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Funds may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.

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Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS mutual funds, employees, their spouses or life partners and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

The Funds may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (the “Exchange”) is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the

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designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from their account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Fund’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year’s charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

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(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s DWS Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with DWS-SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct “roll over” distributions from a Flex Plan into a DWS Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund (other than Class A shares of the money funds purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund. A shareholder of a Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see “Purchase, Repurchase and Redemption of Shares - Initial Sales Charge Alternative - Class A Shares”) or Class B shares or Class C shares incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B or Class C shares who has

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redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund. Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the sharing being purchased. The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Funds’ shares, the reinvestment in the same Fund may be subject to the “wash sale” rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. — Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. — Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan (not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which certain shareholders may then be able to claim a credit against their federal tax

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liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund intend to distribute dividends from their net investment income excluding short-term capital gains annually and DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund and DWS Dreman High Return Equity Fund each intend to distribute dividends from its net investment income excluding short-term capital gains quarterly in March, June, September and December each year. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, annually to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of a Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

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Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Code.

TAXES

The following is intended to be a general summary of certain US federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code so that it will not be subject to federal income tax on the income and gains that it distributes to shareholders. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends however would generally be eligible (i) to be treated as “qualified dividend income,” in the case of individual and other noncorporate shareholders, subject to reduced rates of federal income taxation for taxable years beginning on or before December 31, 2008, and (ii) for the 70% dividends received deduction in the case of corporate shareholders.).

Each Fund is subject to a nondeductible 4% federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income and/or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

For federal income tax purposes, distributions of investment company taxable income (as such is defined in the Code) are generally taxable as ordinary income, except as discussed below. Taxes on distributions of capital gains are determined by how long the applicable Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains derived from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level.

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In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from certain foreign corporations.

Dividends from domestic corporations may comprise a substantial part of each Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2008. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund shares. The term “reinvestment right” means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of total assets will consist of securities issued by foreign corporations, a Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Investments in “passive foreign investment companies” could result in fund-level US federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a “qualified electing fund.”

A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

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Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code. Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by a Fund to non-US persons. Effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-US person with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain US source interest income that would not be subject to federal withholding tax if earned directly by a non-US person, provided such amounts are properly designated by the Fund.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund’s annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them on an investment in shares of a Fund.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value

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Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an Independent Pricing Service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an Independent Pricing Service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an Independent Pricing Service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an Independent Pricing Service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by each Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

DIRECTORS AND OFFICERS

The following table presents certain information regarding the Directors and Officers of the Funds as of March 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Director’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Director and until the election and qualification of a successor, or until such Director sooner dies, retires, resigns or is removed as provided in the governing documents of the Corporation.

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The following individuals hold the same position with the Funds and the Corporation.

Independent Directors

Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson since 2004, and Director, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	71

John W. Ballantine (1946) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company)	71

Donald L. Dunaway (1937) Director, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)

James R. Edgar (1946) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71

Paul K. Freeman (1950) Director, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71

Robert B. Hoffman (1936) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	71

William McClayton (1944) Director, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71

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Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Robert H. Wadsworth (1940) Director, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)	74
__________
* Inception date of the corporation which was the predecessor to the L.L.C.

Interested Director and Officers(2)

Name, Date of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
William N. Shiebler(4) (1942) Director, 2004-present	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); formerly, Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120

Vincent J. Esposito(4) (1956) President, 2005-present	Managing Director(3), Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director(3), Deutsche Asset Management	n/a

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette(5) (1962) Secretary, 2001-present	Director(3), Deutsche Asset Management	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

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Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(5) (1962) Assistant Secretary, 1998-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh(5) (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(5) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the Funds, managed by the Advisor. For the officers of the Funds, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Directors.
(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.
(5)	Address: Two International Place, Boston, Massachusetts 02110.

Officers’ Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Vincent J. Esposito:	Director, Chairman of the Board, CEO and Vice President
Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Directors’ Responsibilities. The officers of the Corporation manage its day-to-day operations under the direction of the Corporation’s Board of Directors. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Corporation’s Board members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

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Board Committees. The Board of Directors oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Directors, makes recommendations regarding the selection of independent registered public accounting firms for the Funds, confers with the independent registered public accounting firm regarding the Funds’ financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Directors, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are James R. Edgar, Shirley D. Peterson (Chair) and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Corporation. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Directors, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler, Robert H. Wadsworth and Donald L. Dunaway (alternate). The Corporation’s Valuation Committee held one meeting during calendar year 2005 for all Funds, except DWS Dreman Small Cap Value Fund, which held two meetings.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Funds, such as reviewing each Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Director received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Director receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Directors serve as board members of various other funds advised by the Advisor.

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The Advisor supervises the Funds’ investments, pays the compensation and expenses of its personnel who serve as Directors and officers on behalf of the Funds and receives a management fee for its services.

The Board of Directors of the Corporation established a deferred compensation plan for the Independent Directors (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Directors may defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Director’s share ownership.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The Independent Directors are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Director from each Fund and aggregate compensation from the fund complex during the calendar year 2005.

Name of Director	Compensation from DWS Large Cap Value Fund	Compensation from DWS Dreman Concentrated Value Fund	Compensation from DWS Dreman High Return Equity Fund
John W. Ballantine	$7,100	$0	$10,380
Donald L. Dunaway(1)	$7,230	$0	$10,560
James R. Edgar(2)	$6,000	$0	$8,750
Paul K. Freeman	$6,840	$0	$9,970
Robert B. Hoffman	$6,450	$0	$9,430
William McClayton	$5,940	$0	$8,650
Shirley D. Peterson(6)	$6,540	$0	$9,520
Robert H. Wadsworth	$5,930	$0	$8,640

Name of Director	Compensation from DWS Dreman Mid Cap Value Fund	Compensation from DWS Dreman Small Cap Value Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Director from Fund Complex(3)(4)(5)
John W. Ballantine	$0	$5,160	$0	$215,150
Donald L. Dunaway(1)	$0	$5,260	$0	$224,660
James R. Edgar(2)	$0	$4,370	$0	$173,790
Paul K. Freeman	$0	$4,990	$0	$215,150
Robert B. Hoffman	$0	$4,680	$0	$187,940
William McClayton	$0	$6,150	$0	$181,180
Shirley D. Peterson(6)	$0	$4,740	$0	$208,580
Robert H. Wadsworth	$0	$4,330	$0	$224,510

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor.
(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of

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funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Corporation to Governor Edgar are $82,515.

(3)	For each Director, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Director, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 71 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 74 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Directors for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.
(5)	If the new Independent Director compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Directors would have been between $175,000 and $225,000.
(6)	Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Director of the Corporation, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as Directors of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Director Fund Ownership. Under the Corporation’s Governance Procedures and Guidelines, the Independent Directors have established the expectation that within three years of becoming a Director, an Independent Director will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate in excess of $150,000. Each interested Director is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Director’s share ownership of the Fund and all funds in the fund complex overseen by each Director as of December 31, 2005.

Name of Director	Dollar Range of Securities Owned in DWS Large Cap Value Fund	Dollar Range of Securities Owned in DWS Dreman Concentrated Value Fund	Dollar Range of Securities Owned in DWS Dreman High Return Equity Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Director
John W. Ballantine	$10,001 - $50,000	$0	Over $100,000	Over $100,000
Donald L. Dunaway*	$50,001 - $100,000	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
James R. Edgar*	$0	$0	$0	Over $100,000
Paul K. Freeman	$0	$0	$0	$1 - $10,000	**
Robert B. Hoffman	$0	$0	$0	Over $100,000

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Name of Director	Dollar Range of Securities Owned in DWS Large Cap Value Fund	Dollar Range of Securities Owned in DWS Dreman Concentrated Value Fund	Dollar Range of Securities Owned in DWS Dreman High Return Equity Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Director
William McClayton	$0	$0	$0	$50,001 - $100,000	***
Shirley D. Peterson	$50,001 -$100,000	$0	$0	Over $100,000
William N. Shiebler	$0	$0	$0	Over $100,000
Robert H. Wadsworth	$0	$0	$0	Over $100,000

Name of Director	Dollar Range of Securities Owned in DWS Dreman Mid Cap Value Fund	Dollar Range of Securities Owned in DWS Dreman Small Cap Value Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Director
John W. Ballantine	$0	$0	Over $100,000
Donald L. Dunaway*	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
James R. Edgar*	$0	Over $100,000	Over $100,000
Paul K. Freeman	$0	$0	$1 - $10,000	**
Robert B. Hoffman	$0	$0	Over $100,000
William McClayton	$0	$0	$50,001 - $100,000	***
Shirley D. Peterson	$0	$50,001 - $100,000	Over $100,000
William N. Shiebler	$0	$0	Over $100,000
Robert H. Wadsworth	$0	$0	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Corporation’s Deferred Compensation Plan as more fully described above under “Remuneration.”
**	Mr. Freeman owned over $100,000 in other funds within the DWS Fund Complex.
***	Mr. McClayton was appointed to the Chicago Board on December 31, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

Independent Director	Owner and Relationship to Director	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None

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Independent Director	Owner and Relationship to Director	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Shirley D. Peterson		None
Robert H. Wadsworth		None

Securities Beneficially Owned

As of February 20, 2006, all Directors and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund’s knowledge, as of February 20, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

DWS Large Cap Value Fund

As of February 20, 2006, 2,087,626.161 shares in the aggregate, or 13% of the outstanding shares of DWS Large Cap Value Fund, Class A were held in the name of Jennifer Ferrari TTEE, State Street Bank and Trust, ADP 401k Daily Valuation Prod. A, Roseland, NJ 07068-1739, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 254,085.343 shares in the aggregate, or 15% of the outstanding shares of DWS Large Cap Value Fund, Class C were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, Jersey City, NJ 07311-3907, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 10,694.623 shares in the aggregate, or 21.06% of the outstanding shares of DWS Large Cap Value Fund, Class R were held in the name of DWS Trust Company, FBO Applied Energy Solutions LLC 401k Plan, Attn: Asset Recon Dept. #XXXXXX, Salem, NH 03079-1143, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 6,849.892 shares in the aggregate, or 13.49% of the outstanding shares of DWS Large Cap Value Fund, Class R were held in the name of State Street Bank & Trust, FBO ADP/DWS Scudder Choice 401k Product, Florham Park, NJ 07932-1502, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 3,571.432 shares in the aggregate, or 7.03% of the outstanding shares of DWS Large Cap Value Fund, Class R were held in the name of Knowledge Rules, Inc., Ronald A. Rock TTEE, Omnibus Master Account, Beverly, MA 01915-6177, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 3,106.579 shares in the aggregate, or 6.12% of the outstanding shares of DWS Large Cap Value Fund, Class R were held in the name of All Island Media, Inc. 401k, Rich Magenedy TTEE, FBO All Island Media, Inc., Bohemia, NY 11716, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 209,524.967 shares in the aggregate, or 10.20% of the outstanding shares of DWS Large Cap Value Fund, Institutional Class were held in the name of State Street Bank & Trust Co., Cust FBO Scudder Pathway Series, Conservative Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 675,986.847 shares in the aggregate, or 32.91% of the outstanding shares of DWS Large Cap Value Fund, Institutional Class were held in the name of State Street Bank & Trust Co., Cust FBO Scudder Pathway Series, Balanced Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

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As of February 20, 2006, 1,045,542.533 shares in the aggregate, or 50.91% of the outstanding shares of DWS Large Cap Value Fund, Institutional Class were held in the name of State Street Bank & Trust Co., Cust FBO Scudder Pathway Series, Growth Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

DWS Dreman Concentrated Value Fund

As of February 20, 2006, 75,000.000 shares in the aggregate, or 37.75% of the outstanding shares of DWS Dreman Concentrated Value Fund, Class B were held in the name of Deutsche Investment Management Americas, Inc., New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 12,164.952 shares in the aggregate, or 6.12% of the outstanding shares of DWS Dreman Concentrated Value Fund, Class B were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Adm (97HB0), Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 75,021.531 shares in the aggregate, or 8.74% of the outstanding shares of DWS Dreman Concentrated Value Fund, Class C were held in the name of Deutsche Investment Management Americas, Inc., Attn: Enrique Cuesta, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 98,652.910 shares in the aggregate, or 11.50% of the outstanding shares of DWS Dreman Concentrated Value Fund, Class C were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Adm (97HB0), Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 75,423.445 shares in the aggregate, or 14.04% of the outstanding shares of DWS Dreman Concentrated Value Fund, Institutional Class were held in the name of Deutsche Investment Management Americas, Inc., Attn: Enrique Cuesta, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 54,016.620 shares in the aggregate, or 10.06% of the outstanding shares of DWS Dreman Concentrated Value Fund, Institutional Class were held in the name of State Street Bank & Trust, Co., Cust FBO Scudder Pathway Series, Conservative Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 151,431.210 shares in the aggregate, or 28.19% of the outstanding shares of DWS Dreman Concentrated Value Fund, Institutional Class were held in the name of State Street Bank & Trust, Co., Cust FBO Scudder Pathway Series, Balanced Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 181,902.124 shares in the aggregate, or 33.87% of the outstanding shares of DWS Dreman Concentrated Value Fund, Institutional Class were held in the name of State Street Bank & Trust, Co., Cust FBO Scudder Pathway Series, Growth Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 43,242.892 shares in the aggregate, or 8.05% of the outstanding shares of DWS Dreman Concentrated Value Fund, Institutional Class were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Adm (97HB0), Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

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DWS Dreman Mid Cap Value Fund

As of February 20, 2006, 54,942.244 shares in the aggregate, or 23.83% of the outstanding shares of DWS Dreman Mid Cap Value Fund, Class S were held in the name of Charles Schwab & Co. Inc., Reinvest Account, Attn: Mutual Fund Dept., San Francisco, CA 94104-4122, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 63,974.217 shares in the aggregate, or 27.75% of the outstanding shares of DWS Dreman Mid Cap Value Fund, Class S were held in the name of DWS Trust Company, Cust for the IRA of Paul A. Ryan, Dublin, OH 43017-8755, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 60,117.889 shares in the aggregate, or 26.08% of the outstanding shares of DWS Dreman Mid Cap Value Fund, Class S were held in the name of Deutsche Investment Management Americas, Inc., New York, NY 10005, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 60,029.297 shares in the aggregate, or 8% of the outstanding shares of DWS Dreman Mid Cap Value Fund, Class A were held in the name of Deutsche Investment Management Americas, Inc., Attn: Enrique Cuesta, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 69,078.708 shares in the aggregate, or 9% of the outstanding shares of DWS Dreman Mid Cap Value Fund, Class A were held in the name of Edward D. Jones & Co. F/A/O William M. Malloy, Jr. TTEE, U/W Edwin Malloy, Jr., EDJ#XXX-XXXXX-X-X, Maryland Heights, MO 63043-8500, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 60,000.00 shares in the aggregate, or 43.04% of the outstanding shares of DWS Dreman Mid Cap Value Fund, Class B were held in the name of Deutsche Investment Management Americas, Inc., Attn: Enrique Cuesta, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 60,000.000 shares in the aggregate, or 24.43% of the outstanding shares of DWS Dreman Mid Cap Value Fund, Class C were held in the name of Deutsche Investment Management Americas, Inc., Attn: Enrique Cuesta, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 60,117.773 shares in the aggregate, or 97.06% of the outstanding shares of DWS Dreman Mid Cap Value Fund, Institutional Class were held in the name of Deutsche Investment Management Americas, Inc., Attn: Enrique Cuesta, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

DWS Dreman Small Cap Value Fund

As of February 20, 2006, 1,118,848.931 shares in the aggregate, or 5% of the outstanding shares of DWS Dreman Small Cap Value Fund, Class A were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Adm. (97HB0), Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 886,184.415 shares in the aggregate, or 17% of the outstanding shares of DWS Dreman Small Cap Value Fund, Class C were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Adm. (97HB0), Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 116,708.808 shares in the aggregate, or 58.15% of the outstanding shares of DWS Dreman Small Cap Value Fund, Class S were held in the name of Charles Schwab & Co. Inc., Reinvest Account, Attn: Mutual Fund Dept., San Francisco, CA 94104-4122, who may be deemed as the beneficial owner of certain of these shares.

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As of February 20, 2006, 13,662.321 shares in the aggregate, or 6.81% of the outstanding shares of DWS Dreman Small Cap Value Fund, Class S were held in the name of DWS Trust Company TTEE, FBO Fort Worth Carrier Corp., SEC 401k Salary Reduction Pl & TR, Attn: Asset Recon., Salem, NH 03079-1143, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 74,677.904 shares in the aggregate, or 5.12% of the outstanding shares of DWS Dreman Small Cap Value Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO South Dakota Higher Education Savings Trust (Ages 5-8), Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 96,649.859 shares in the aggregate, or 6.63% of the outstanding shares of DWS Dreman Small Cap Value Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO South Dakota Higher Education Savings Trust (Diversified Equity), Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 139,602.825 shares in the aggregate, or 9.57% of the outstanding shares of DWS Dreman Small Cap Value Fund, Institutional Class were held in the name of Virginia Holdings LLC, Hunt Valley, MD 21030-1366, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 864,995.798 shares in the aggregate, or 59.31% of the outstanding shares of DWS Dreman Small Cap Value Fund, Institutional Class were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Adm. (97HB0), Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 2,208.688 shares in the aggregate, or 6.07% of the outstanding shares of DWS Dreman Small Cap Value Fund, Class I were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series, Conservative Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 2,316.516 shares in the aggregate, or 6.37% of the outstanding shares of DWS Dreman Small Cap Value Fund, Class I were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series, Balanced Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 18,255.006 shares in the aggregate, or 50.17% of the outstanding shares of DWS Dreman Small Cap Value Fund, Class I were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series, Growth Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 2,151.491 shares in the aggregate, or 5.91% of the outstanding shares of DWS Dreman Small Cap Value Fund, Class I were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series, Growth Plus Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 25,647.076 shares in the aggregate, or 22.32% of the outstanding shares of DWS Dreman Small Cap Value Fund, Class R were held in the name of State Street Bank & Trust Co. FBO ADP/DWS Scudder Choice 401k Product, Florham Park, NJ 07932-1502, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 6,467.318 shares in the aggregate, or 5.63% of the outstanding shares of DWS Dreman Small Cap Value Fund, Class R were held in the name of MG Trust Company AGT, Frontier Trust Co. TTEE, FBO SBWV Architects, Inc. 401k Plan, Fargo, ND 58106-0699, who may be deemed as the beneficial owner of certain of these shares.

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As of February 20, 2006, 7,847.527 shares in the aggregate, or 6.83% of the outstanding shares of DWS Dreman Small Cap Value Fund, Class R were held in the name of S&S Manufacturing 401k Plan, Steven E. Silverman TTEE, FBO S&S Manufacturing, E. Brunswick, NJ 08816-1143, who may be deemed as the beneficial owner of certain of these shares.

DWS Dreman High Return Equity Fund

As of February 20, 2006, 12,465,274.508 shares in the aggregate, or 11% of the outstanding shares of DWS Dreman High Return Equity Fund, Class A were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, Jersey City, NJ 07311-3907, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 1,265,376.987 shares in the aggregate, or 8% of the outstanding shares of DWS Dreman High Return Equity Fund, Class B were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, Jersey City, NJ 07311-3907, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 1,003,775.907 shares in the aggregate, or 6% of the outstanding shares of DWS Dreman High Return Equity Fund, Class B were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Adm. (97HB0), Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 677,176.382 shares in the aggregate, or 39.45% of the outstanding shares of DWS Dreman High Return Equity Fund, Class S were held in the name of Charles Schwab & Co. Inc., Reinvest Account, Attn: Mutual Fund Dept., San Francisco, CA 94104-4122, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 1,019,989.920 shares in the aggregate, or 5% of the outstanding shares of DWS Dreman High Return Equity Fund, Class C were held in the name of Citigroup Global Markets, Inc., XXXXXXXX Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 13,118,156.073 shares in the aggregate, or 16% of the outstanding shares of DWS Dreman High Return Equity Fund, Class C were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Adm. (97HB0), Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 317,295.260 shares in the aggregate, or 61.87% of the outstanding shares of DWS Dreman High Return Equity Fund, Class I were held in the name of AIG Federal Savings Bank Cust. FBO North Carolina Baptist Hospitals, Inc. 403B Retirement Savings Plan, Houston, TX 77019-7104, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 51,327.200 shares in the aggregate, or 10.01% of the outstanding shares of DWS Dreman High Return Equity Fund, Class I were held in the name of State Street Bank & Trust Co., Cust FBO Scudder Pathway Series, Balanced Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 64,578.422 shares in the aggregate, or 12.59% of the outstanding shares of DWS Dreman High Return Equity Fund, Class I were held in the name of State Street Bank & Trust Co., Cust FBO Scudder Pathway Series, Growth Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 32,806.655 shares in the aggregate, or 7.78% of the outstanding shares of DWS Dreman High Return Equity Fund, Class R were held in the name of Mitra & Co. EXP. c/o M&I Trust, Milwaukee, WI 53202-6648, who may be deemed as the beneficial owner of certain of these shares.

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As of February 20, 2006, 85,369.656 shares in the aggregate, or 20.23% of the outstanding shares of DWS Dreman High Return Equity Fund, Class R were held in the name of Hartford Life Insurance, Hartford, CT 06104-2999, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 61,959.625 shares in the aggregate, or 14.68% of the outstanding shares of DWS Dreman High Return Equity Fund, Class R were held in the name of State Street Bank & Trust Co., FBO ADP/DWS Scudder Choice 401k Product, Florham Park, NJ 07932-1502, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 67,063.388 shares in the aggregate, or 15.89% of the outstanding shares of DWS Dreman High Return Equity Fund, Class R were held in the name of MF Trust Co., Agt. Frontier Trust Co. TTEE, FBO Pinehurst Surgical Clinic PA, 401k Plan A/C XXXXXXXX, Fargo, ND 58106-0699, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Directors for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, DeIM has agreed to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed, subject to applicable law and regulation, to indemnify the Funds’ Independent Directors against certain liabilities the Independent Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Funds’ Board determines that the Independent Directors ultimately would not be entitled to indemnification or (2) for any liability of the Independent Directors to the Funds or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director’s duties as a director of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Directors or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Funds.

FUND ORGANIZATION

DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, Scudder Mid Cap Value Fund and DWS Dreman Small Cap Value Fund are each a series of Scudder Value Series, Inc. (“SVL” or “the Corporation”). SVL was organized as a Maryland corporation in October, 1987 and has an authorized capitalization of 3,500,000,000 shares of $0.01 par value common stock (with 40,000,000 designated for a class of shares not sold herein). In April 1998, SVL changed its name from Kemper Value Fund, Inc. to Kemper Value Series, Inc. On May 29, 2001, Kemper Value Series, Inc. changed its name to Scudder Value Series, Inc. Currently, Class A, Class B, Class C, Class R, Class I, Class S and Institutional Class shares are offered by the DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value Fund. Class A, Class B, Class C, Class R, Institutional Class, Class S and Class AARP are offered by DWS Large Cap Value Fund. Currently, Class A, Class B, Class C, Class S and Institutional Class shares are offered by DWS Dreman Concentrated Value Fund. Currently, Class A, Class B, Class C and Institutional Class shares are offered by DWS Dreman Mid Cap Value Fund.

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Organizational Description

The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in a Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval.

Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed.

Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of a majority of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Director or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund in this Statement of Additional Information. The Directors of each Fund have considered this and approved the use of a combined SAI for the Funds.

PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to their investment advisor, subject to the Board’s general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds’ best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds’ principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors.

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The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Funds’ best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at dws-scudder.com (type “proxy voting” in the search field).

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FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, and notes to the financial statements, of DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund, together with the Reports of Independent Registered Public Accounting Firm, all of which appear in the Annual Report to the Shareholders of each Fund dated November 30, 2005 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP numbers for each class of DWS Large Cap Value Fund discussed in this Statement of Additional Information are:

Class A: 23338F 101

Class B: 23338F 200

Class C: 23338F 309

Institutional Class: 23338F 705

Class R: 23338F 507

DWS Large Cap Value Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman Concentrated Value Fund discussed in this Statement of Additional Information are:

Class A: 23338F 689

Class B: 23338F 671

Class C: 23338F 663

Institutional Class: 23338F 655

DWS Dreman Concentrated Value Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman High Return Equity Fund discussed in this Statement of Additional Information are:

Class A: 23338F 804

Class B: 23338F 887

Class C: 23338F 879

Class I: 23338F 853

Institutional Class: 23338F 838

Class R: 23338F 861

DWS Dreman High Return Equity Fund has a fiscal year ending November 30.

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The CUSIP numbers for each class of DWS Dreman Mid Cap Value Fund discussed in this Statement of Additional Information are:

Class A: 23338F 747

Class B: 23338F 739

Class C: 23338F 721

Institutional Class: 23338F 697

DWS Dreman Mid Cap Value Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman Small Cap Value Fund discussed in this Statement of Additional Information are:

Class A: 23338F 820

Class B: 23338F 812

Class C: 23338F 796

Class I: 23338F 770

Institutional Class: 23338F 754

Class R: 23338F 788

DWS Dreman Small Cap Value Fund has a fiscal year ending November 30.

The Funds’ prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC. — CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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MOODY’S INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR’S RATINGS SERVICES — CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

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B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES — SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

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A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. — BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

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FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

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DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Equity Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2014 Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS Value Builder Fund

Supplement to the currently effective Statements of Additional Information for the above listed Funds

The following disclosure is deleted from footnote #1 in the section entitled “Financial Services Firms’ Compensation” under “Purchase and Redemption of Shares — Purchases,” effective June 1, 2006:

The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-Scudder Distributors, Inc. and its affiliates.

Compensation Schedules #2 and #3 are replaced with the following Compensation Schedule, effective June 1, 2006:

Compensation Schedule #2: DWS Scudder Retirement Plans(2)
Amount of Shares Sold	As a Percentage of Net Asset Value
Over $3 million	0.00%-0.50%

(2)	Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.

[Logo] DWS SCUDDER

Deutsche Bank Group

Compensation Schedule #4 will be renamed Compensation Schedule #3 and its corresponding footnote #3 will be revised as follows, effective June 1, 2006:

(3)	DWS-SDI compensates UBS Financial 0.50%.

The following disclosure from the section entitled “Class A Cumulative Discount” or “Cumulative Discount” under “Purchase and Redemption of Shares — Purchases” will be revised as follows, effective June 1, 2006:

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as “DWS Funds,” (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

Please retain this supplement for future reference.

June 1, 2006

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Reserve Fund

Prime Series

Tax-Free Series

Treasury Series

Daily Assets Fund Institutional

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Government & Agency Money Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Fund

DWS Money Market Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2006 Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax Free Money Fund

DWS Tax-Exempt Money Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS U.S. Treasury Money Fund

DWS Value Builder Fund

Investors Cash Trust

Government & Agency Securities Portfolio

Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Tax Exempt California Money Market Fund

The following replaces similar disclosure in the “Portfolio Holdings Information” section of each of the above-referenced fund’s Statement of Additional Information:

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each fund’s prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the fund.

Each fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a fund who require access to this information to fulfill their duties to a fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a fund has a legitimate business purpose in providing the information, subject to the requirements described below.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

Prior to any disclosure of a fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a fund’s Trustees/Directors must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a fund’s Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each fund and information derived therefrom, including, but not limited to, how each fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a fund’s Trustees/Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a fund from the potential misuse of portfolio holdings information by those in possession of that information.

Please Retain This Supplement for Future Reference

May 1, 2006

DWS MUTUAL FUNDS, INC.

(formerly SCUDDER MUTUAL FUNDS, INC.)

DWS Gold & Precious Metals Fund

(formerly Scudder Gold and Precious Metals Fund)

DWS EQUITY TRUST

(formerly SCUDDER EQUITY TRUST)

DWS Dreman Financial Services Fund

(formerly Scudder-Dreman Financial Services Fund)

Class A, Class B and Class C

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2006

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for DWS Mutual Funds, Inc. (the “Corporation”), with respect to DWS Gold & Precious Metals Fund (a “Fund”) and DWS Equity Trust (the “Trust”) with respect to DWS Dreman Financial Services Fund (a “Fund” and collectively with DWS Gold & Precious Metals Fund, the “Funds”) dated March 1, 2006, as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, or from the firm from which this Statement of Additional Information was obtained. This information is also available along with other materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders dated October 31, 2005 for DWS Gold & Precious Metals Fund and November 30, 2005 for DWS Dreman Financial Services Fund accompany this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated herein by reference and are deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

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INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a non-diversified series of an open-end management investment company.

A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the “1940 Act”), as to the proportion of its assets that it may invest in obligations of a single issuer, each Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities;

(5)	(DWS Dreman Financial Services Fund) purchase physical commodities or contracts relating to physical commodities; (DWS Gold & Precious Metals Fund) purchase or sell physical commodities or contracts relating to physical commodities, except for contracts for future delivery of gold, silver, platinum and palladium and gold, silver, platinum and palladium bullion and coins;

(6)	make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans; or

(7)	concentrate its investments in a particular industry, as the term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except DWS Dreman Financial Services Fund will concentrate its investments in the financial industry. DWS Gold & Precious Metals Fund may concentrate in securities issued by wholly owned subsidiaries of DWS Mutual Funds, Inc. and securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Directors of DWS Mutual Funds, Inc. on behalf of DWS Gold & Precious Metals Fund and the Trustees of DWS Equity Trust on behalf of DWS Dreman Financial Services Fund have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. These represent intentions of the Directors/Trustees based upon current circumstances. Non-fundamental policies may be changed by the Directors/Trustees of the Corporation/Trust without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund’s registration statement which may be deemed to be borrowings;

(b)	enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)	purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); (g) lend portfolio securities in an amount greater than 33 1/3% of its total assets;

(h)	(DWS Dreman Financial Services Fund) invest more than 15% of net assets in illiquid securities; or

(i)	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

Neither Fund will purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

DWS Gold & Precious Metals Fund

The Fund “concentrates” (for the purposes of the 1940 Act) its assets in securities issued by wholly owned subsidiaries of DWS Mutual Funds, Inc. and securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives. The subsidiaries will incur expenses for the storage and insurance of precious metals purchased. However, the subsidiaries may realize capital gains from the sale of metals and may pay distributions to the Fund from such gains. Currently, Scudder Precious Metals, Inc. is the Corporation’s only subsidiary. In general, in order to qualify for special tax treatment as a regulated investment company, the Fund must, among other things, derive 90% of its gross income from certain specified

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sources (“good income”). The Fund’s investment in a wholly-owned Cayman subsidiary is expected to generate good income. However, there is a risk that the Internal Revenue Service could recharacterize this investment in such a manner that it could generate bad income. If this were to occur, the Fund could be subject to federal income tax at regular corporate rates, reducing the yield to you. The Fund believes that the risk of such a recharacterization is remote. Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, precious metals values can be affected by changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals. In addition, when market conditions warrant, the Fund reserves the freedom to concentrate its assets in securities related to other precious metals and in those metals directly. The means by which the Fund seeks exposure to commodities, both directly and indirectly, including through derivatives, may be limited by the Fund’s intention to qualify as a regulated investment company under the Code.

The Fund has adopted an operating policy of limiting to 10% the portion of the Fund’s total assets that may be invested directly in gold, silver, platinum and palladium bullion and in gold and silver coins. In addition, the Fund’s assets may be invested in wholly-owned subsidiaries of the Corporation that invest in gold, silver, platinum and palladium bullion and in gold and silver coins.

With respect to 30% of its assets, the Fund may make short sales of common stocks if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The Fund may engage in short sales against-the-box, although it is the Fund’s current intention that no more than 5% of its net assets will be at risk.

DWS Dreman Financial Services Fund

The Fund may invest up to 5% of its assets in debt securities which are rated below investment-grade or which are unrated, but deemed equivalent to those rated below investment-grade by Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) or the subadvisor.

The Fund may engage in short sales against-the-box, although it is the Fund’s current intention that no more than 5% of its net assets will be at risk.

General

Temporary Defensive Policy. For temporary defensive purposes, each Fund may vary from its investment policies during periods when the Advisor determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. For temporary purposes, each Fund may invest, without limit, in cash and cash equivalents (including foreign money market instruments, such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the US government, its agencies or instrumentalities (“Government Securities”), domestic repurchase agreements, money market instruments, high quality debt securities without equity features and, with respect to DWS Dreman Financial Services Fund, high grade debt securities.

When deemed appropriate by the Advisor, DWS Gold & Precious Metals Fund may temporarily invest up to 30% of its assets to maintain liquidity. The DWS Gold & Precious Metals Fund may also, for hedging purposes, invest up to 10% of its assets in foreign currencies in the form of bank deposits.

Master/Feeder Fund Structure. The Board of Directors/Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

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A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

Each Fund is a series of an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. DWS Gold & Precious Metals Fund is a series of DWS Mutual Funds, Inc. DWS Dreman Financial Services Fund is a series of DWS Equity Trust. DWS Gold & Precious Metals Fund offers five classes of shares: Class A, Class B, Class C, Class S and Class AARP. DWS Dreman Financial Services Fund offers three classes of shares: Class A, Class B and Class C.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as short selling, hedging, etc.) or a financial instrument which a Fund may purchase (such as options, forward currency contracts, etc.) are meant to describe the spectrum of investments that the Advisor or subadvisor, in its discretion, might, but is not required to, use in managing a Fund’s portfolio assets. The Advisor or subadvisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could, from time to time, have a material impact on a Fund’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the applicable prospectus of each Fund.

Advance Refunded Bonds. A fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase Municipal Securities that have been refunded prior to purchase by a fund.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages (mortgage-backed securities), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the

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entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. A fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). A fund may purchase asset-indexed securities to the extent permitted by law.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While a fund’s Board of Directors/Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a funds’ volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund’s borrowings will be fixed, a fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Collateralized Mortgage Obligations (“CMOs”). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

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The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Concentration. Each Fund “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry or group of industries which means that at least 25% of its net assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”(TM)).

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Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Correlation of Gold and Gold Securities. The Advisor believes that the value of the securities of firms that deal in gold will correspond generally, over time, with the prices of the underlying metal. At any given time, however, changes in the price of gold may not strongly correlate with changes in the value of securities related to gold, which are expected to constitute the principal part of the DWS Gold & Precious Metals Fund’s assets. In fact, there may be periods in which the price of gold stocks and gold will move in different directions. The reason for this potential disparity is that political and economic factors, including behaviors of stock markets, may have differing impacts on gold versus gold stocks.

Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund’s investment policies, a fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the counterparty) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund’s borrowing.

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The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund’s investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

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Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. While a fund that invests in foreign countries offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of US equity securities. A fund is designed as a long-term investment and not for short-term trading purposes. A fund should not be considered a complete investment program. A fund’s net asset value per share, or share price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a fund’s agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

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Gold or Precious Metals Custody. Gold and other precious metals held by or on behalf of the Fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives the fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives the Fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, the Fund could experience a loss if the counterparty to an unallocated deposit arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require the Fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment.

High Yield/High Risk Bonds. A fund may also purchase debt securities which are rated below investment grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s Investors Service, Inc. (Moody’s) or below BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch Investors Services (“Fitch”) and unrated securities judged to be of equivalent quality as determined by the Advisor or subadvisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by these ratings organizations and their respective characteristics.

Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or paying kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund’s ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a fund to retain or dispose of such security. Prices for below investment grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

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Prices for high-yield securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the high-yield securities acquired by a fund may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances, a fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a fund to seek to protect itself against certain risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid. A fund’s Board has approved guidelines for use by the Advisor or subadvisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the 1933 Act, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

IPO Risk. Securities issued through an initial public offering (“IPO”) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The funds may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund’s portfolio as the fund’s assets increase (and thus have a more limited effect on the fund’s performance).

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Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (“SEC”), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investing in Emerging Markets. A fund’s investments in foreign securities may be in developed countries or in countries considered by a fund’s Advisor to have developing or “emerging” markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a fund’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future. Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

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Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in a fund’s portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund’s investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a fund defaults, a fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A fund’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A fund’s net asset value may also be affected by changes in the rates or methods of taxation applicable to a fund or to entities in which a fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

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Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund’s assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment-Grade Bonds. A fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or Fitch or, if unrated, judged to be of equivalent quality as determined by the Advisor or subadvisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund’s investment policies and restrictions as set forth in its registration statement.

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Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund’s ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

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Lending of Portfolio Securities. A fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a fund at any time, and (d) a fund receives reasonable interest on the loan (which may include a fund’s investing any cash collateral in interest-bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Directors/Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan will be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Loan Participations and Assignments. A fund may invest in fixed- and floating-rate loans (“Loans”) arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions (“Lenders”). A fund’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans (“Assignments”) from third parties. Participations typically will result in a fund having a contractual relationship only with the Lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if the Lender interpositioned between a fund and the borrower is determined by the Advisor to be creditworthy.

When a fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund’s ability to dispose of particular Assignments or Participations when necessary to meet a fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund’s portfolio and calculating its net asset value.

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Mining and Exploration Risks. The business of gold mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker-dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

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It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by that fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, that fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to that fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which the fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes,

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to manage the effective maturity or duration of a fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures, swaps and other derivatives to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the fund

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against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation

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of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund’s income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The funds have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary or futures commissions merchant as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

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Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If the fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

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Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price. Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund’s obligations or to segregate cash or liquid assets equal to the amount of a fund’s obligation. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no

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requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor or subadvisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s or subadvisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, the fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

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To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will segregate cash or liquid assets at least equal in value to commitments for such securities.

Zero Coupon Securities. A fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings Information

Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). A Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a Fund.

Each Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a Fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, to shareholders in connection with in-kind redemptions, or to other entities if a Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a Fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Fund’s Directors/Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received while the information remains non-public. Periodic reports regarding these procedures will be provided to a Fund’s Directors/Trustees.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Trust’s Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

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DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG, and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for each fund. Under the supervision of the Board of Directors/Trustees, with headquarters at 345 Park Avenue, New York, New York 10154, DeIM or a subadvisor makes each Fund’s investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. DeIM or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, DeAM, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an investment management agreement (each an “Agreement”) with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

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Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

DWS Gold & Precious Metals Fund is managed by a team of investment professionals who each play an important role in the Fund’s management process. Team members work together to develop investment strategies and select securities for the Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The current Agreements, dated April 5, 2002, for each Fund were last approved by the Directors of DWS Gold & Precious Metals Fund on September 30, 2005, and by the Trustees of DWS Dreman Financial Services Fund on September 23, 2005. The Agreements continue in effect from year to year only if their continuance is approved annually by the vote of a majority of those Directors/Trustees who are not parties to such Agreements or interested persons of the Advisor or the Corporation/Trust (“Independent Trustees” or “Non-Interested Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation’s/Trust’s Directors/Trustees or of a majority of the outstanding voting securities of each Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Corporation’s/Trust’s Articles of Incorporation/Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors/Trustees of the Corporation/Trust may from time to time establish. The Advisor also advises and assists the officers of the Corporation/Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Directors/Trustees and the appropriate committees of the Directors/Trustees regarding the conduct of the business of each Fund.

Under each Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors/Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund’s federal, state and local tax returns; preparing and filing each Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund’s operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors/Trustees.

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Pursuant to a subaccounting and subadministrator agreement among the Advisor, DWS Scudder Fund Accounting Corporation (“DWS-SFAC”) and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under each Agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

DWS Gold & Precious Metals Fund pays the Advisor an advisory fee at the annual rate of 1.00% of the first $500,000,000 of average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

DWS Dreman Financial Services Fund pays the Advisor an advisory fee at the annual rate of 0.75% of the first $250,000,000 of average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the unpaid fee then accrued on the books of the Fund.

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal 2005	Fiscal 2004	Fiscal 2003
DWS Gold & Precious Metals Fund	$4,728,588	$4,898,240	$2,059,197
DWS Dreman Financial Services Fund	$807,492	$992,095	$974,092

Through May 31, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the DWS Gold & Precious Metals Fund to the extent necessary to maintain the fund’s total operating expenses at 1.50% for Class A shares and 1.38% for Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees and director and director counsel fees, and organizational and offering expenses.

Effective June 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the DWS Gold & Precious Metals Fund to the extent necessary to maintain the fund’s total operating expenses at ratios no higher than 1.648% for Class A shares and 2.398% for Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

Under its Agreement each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees/Directors, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees/Directors with respect thereto.

The Agreement for DWS Gold & Precious Metals Fund identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Corporation, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by the Advisor and its affiliates to the Scudder Mutual Funds.

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Under a separate agreement between Deutsche Bank AG and the Fund, Deutsche Bank AG has granted a license to the Fund to utilize. the trademark “DWS.”

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Directors/Trustees of the Corporation/Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Directors/Trustees of the Corporation/Trust may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of a Fund.

The term “DWS Scudder” is the designation given to the services provided by the Advisor and its affiliates to DWS Mutual Funds.

Subadvisors

DWS Gold & Precious Metals Fund. Deutsche Investments Australia Limited (“DIAL”), Level 21, 83 Clarence Street, Sydney, NSW 2000, Australia, an affiliate of the Advisor, is the subadvisor for the DWS Gold & Precious Metals Fund. DIAL serves as subadvisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor. DIAL has served as subadvisor to the Fund since March 2001. On April 5, 2002, DIAL changed its name from Scudder Investments Australia Limited.

Under the terms of the Research and Advisory Agreement, DIAL manages the investment and reinvestment of the Fund’s portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Research and Advisory Agreement provides that DIAL will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DIAL in the performance of its duties or from reckless disregard by DIAL of its obligations and duties under the Research and Advisory Agreement.

The Research and Advisory Agreement was last approved by the Directors of DWS Gold & Precious Metals Fund on September 30, 2005 and remains in effect until September 30, 2006 unless sooner terminated or not annually approved as described below. The Research and Advisory Agreement had an initial term ending September 30, 2004 and shall continue in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days’ notice by the Advisor, by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund and will terminate automatically upon assignment or upon termination of the Fund’s Agreement. In connection with their approval of the Research and Advisory Agreement with DIAL, the Directors considered substantially the same factors as those considered in approving the continuation of the investment management agreement, to the extent applicable.

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The Advisor pays DIAL for its services rendered, a subadvisory fee, payable monthly, at the annual rate of 0.50% of the net effective advisory fee paid to the Advisor by the Fund.

The table below shows the total subadvisory fees paid by the Advisor to DIAL for the last three fiscal periods.

Fund	Fiscal 2005	Fiscal 2004	Fiscal 2003
DWS Gold & Precious Metals Fund	$2,199,282	$1,855,181	$965,516

DWS Dreman-Financial Services Fund. Dreman Value Management, L.L.C. (“DVM”), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611, is the subadvisor for the DWS Dreman Financial Services Fund. DVM is controlled by David N. Dreman. DVM serves as subadvisor pursuant to the terms of a subadvisory agreement between it and the Advisor. DVM was formed in April 1997, with predecessor firms dating back to 1977 and has served as subadvisor for DWS Dreman Financial Services Fund since the Fund’s inception in March 1998.

Under the terms of the subadvisory agreement, DVM performs some of the functions of the Advisor.

The subadvisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the research and advisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the subadvisory agreement.

The subadvisory agreement had an initial term ending February 1, 2004 and continues from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Trust who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (b) by the shareholders or the Board of Trustees of the Trust. The subadvisory agreement was last approved by the Trustees of the Trust on September 23, 2005 and remains in effect until September 30, 2006. The subadvisory agreement may be terminated at any time upon 90 days’ notice by the Advisor or by the Board of Trustees of the Trust or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund’s investment management agreement.

The Advisor pays DVM for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Fund	Annual Subadvisory Fee Rate
$0 - $250 million	0.240%
$250 million - $1 billion	0.230
$1 billion - $2.5 billion	0.224
$2.5 billion - $5 billion	0.218
$5 billion - $7.5 billion	0.208
$7.5 billion - $10 billion	0.205
$10 billion - $12.5 billion	0.202
Over $12.5 billion	0.198

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The table below shows the total subadvisory fees paid by the Advisor to DVM for the last three fiscal periods.

Fund	Fiscal 2005	Fiscal 2004	Fiscal 2003
DWS Dreman Financial Services Fund	$250,762	$329,873	$307,168

Compensation of Portfolio Managers

DWS Gold & Precious Metals Fund. The Fund has been advised that the Advisor, or DIAL, as applicable, seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor or DIAL uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor or DIAL considers a number of quantitative and qualitative factors such as:

•	DWS Scudder’s performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

DWS Dreman Financial Services Fund. The Fund has been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund’s benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional’s performance measured utilizing both quantitative and qualitative factors.

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The Advisor’s investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the subadvisor’s compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund’s performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The subadvisor’s membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the subadvisor’s profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee’s total compensation, subject to various regulatory limitations, to each employee’s profit sharing account. The subadvisor’s profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the subadvisor’s profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional’s total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

(i)	Relative ranking of the Fund’s performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund’s performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager’s absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

(ii)	Relative performance of the Fund’s performance against the pre-determined indices for the product strategy against which the Fund’s performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund’s benchmark index.

(iii)	Performance of the Fund’s portfolio measured through attribution analysis models which analyses the portfolio manager’s contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client’s investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

(i)	Ability to work well with other members of the investment professional team and mentor junior members

(ii)	Contributions to the organizational overall success with new product strategies

(iii)	Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

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Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund’s portfolio management team in that Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund’s most recent fiscal year end.

DWS Gold & Precious Metals Fund

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Euan Leckie	None	$1-$10,000
Greg Foulis	None	None

Because the fund’s portfolio managers are not resident in the US, they generally do no invest in US registered investment companies, such as the Fund, on account of US tax and other regulatory limitations applicable to foreign investors.

DWS Dreman Financial Services Fund

Name of Portfolio Manager	Dollar Range of Fund Shares Owned		Dollar Range of All DWS Fund Shares Owned
David N. Dreman	Over $	1,000,000	Over $	1,000,000
F. James Hutchinson		None		None

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

DWS Gold & Precious Metals Fund

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Euan Leckie	0	$0	$0	$0
Greg Foulis	0	$0	$0	$0

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DWS Dreman Financial Services Fund

Name of Portfolio Manager -	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
David N. Dreman	18	$11.4 billion	0	$0
F. James Hutchinson	1	$0.9 billion	0	$0

Other Pooled Investment Vehicles Managed:

DWS Gold & Precious Metals Fund

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Euan Leckie	0	$0	$0	$0
Greg Foulis	0	$0	$0	$0

DWS Dreman Financial Services Fund

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
David N. Dreman	2	$68 million	0	$0
F. James Hutchinson	0	$0	0	$0

Other Accounts Managed:

DWS Gold & Precious Metals Fund

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Euan Leckie	0	$0	$0	$0
Greg Foulis	0	$0	$0	$0

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DWS Dreman Financial Services Fund

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
David N. Dreman	3,632	$3.5 billion	0	$0
F. James Hutchinson	0	$0	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor and DIAL each has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

DWS Dreman Financial Services Fund. The subadvisor manages clients’ accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances clients’ accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients’ accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The subadvisor’s investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

DWS Gold & Precious Metals Funds. In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

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•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor and DIAL are owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor and DIAL are affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

AMA InvestmentLink(SM) Program

(DWS Gold & Precious Metals Fund only) Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in DWS funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833, in connection with the arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Funds, the Advisor, the subadvisors and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust/Corporation and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s/subadvisors’ Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s/subadvisors’ Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s and the subadvisors’ Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

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Administrative Agreement

Prior to March 31, 2004, for DWS Gold & Precious Metals Fund prior to September 30, 2003, for DWS Dreman Financial Services Fund each Fund operated under an administrative services agreement with the Advisor (each an “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an administrative services fee (the “Administrative Fee”) of 0.675% for Class A, 0.725% for Class B and 0.70% for Class C for DWS Gold & Precious Metals Fund and 0.35% for Class A, 0.40% for Class B and 0.375% for Class C for DWS Dreman Financial Services Fund of the average daily net assets of the applicable class.

Upon termination of their respective Administrative Agreements, the Funds now bear their fees and expenses directly, subject to the Advisor’s contractual obligation to waive fees and reimburse expenses to maintain the Funds’ operating expenses at a specified level, as disclosed in the combined Prospectus.

For DWS Gold & Precious Metals Fund, for the year ended October 31, 2003, the Administrative Fees charged to each class were as follows:

	Total Aggregated	Not Imposed
Class A	$431,452	$127,906
Class B	$86,721	$34,409
Class C	$186,398	$77,396

For DWS Gold & Precious Metals Fund, for the period November 1, 2003 to March 31, 2004, the Administrative Fees charged to each class were as follows:

	Total Aggregated	Not Imposed
Class A	$218,884	$16,707
Class B	$70,263	$3,165
Class C	$68,446	$7,858

For DWS Dreman Financial Services Fund for the period ended September 30, 2003, the Administrative Fees charged to Class A, Class B and Class C were as follows:

Class A	Class B	Class C
$164,843	$198,196	$34,552

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Principal Underwriter

Pursuant to separate Underwriting and Distribution Services Agreements (each a “Distribution Agreement”), DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class B and Class C shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. The Distribution Agreements for each Fund, dated April 5, 2002 were last approved by the Directors on September 30, 2005 for DWS Gold & Precious Metals Fund and by the Trustees on September 23, 2005 for DWS Dreman Financial Services Fund.

Each Distribution Agreement continues from year to year only if its continuance is approved for each class at least annually by a vote of the Board members of the applicable Fund, including the Directors/Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the Distribution Agreements.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by DWS-SDI upon 60 days’ notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of the Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors/Trustees in the manner described above with respect to the continuation of the Distribution Agreements. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

DWS-SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase of Shares,” DWS-SDI retains the sales charge upon the purchase of Class A shares and pays or allows concessions or discounts to firms for the sale of the Funds’ shares. DWS-SDI receives no compensation from the Funds as principal underwriter for Class A and Institutional shares. DWS-SDI receives compensation from the Funds as principal underwriter for Class B and Class C shares.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the “Services Agreement”) with DWS-SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for each Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Funds and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by DWS-SDI upon 60 days’ notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Directors/Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DWS-SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in a Fund. Typically, DWS-SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by DWS-SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

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DWS-SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under each Rule 12b-1 Plan, as defined below, DWS-SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) that provides for fees payable as an expense of the Class B shares and Class C shares that are used by DWS-SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B and C shareholders under each Fund’s Services Agreement with DWS-SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to DWS-SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by DWS-SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by DWS-SDI other than fees already payable under a Rule 12b-1 Plan if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse DWS-SDI for its expenses incurred. DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for the Fund.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Plan for Class B shares, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class B shares. DWS-SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Plan for Class C shares, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DWS-SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. Effective January 1, 2006, DWS-SDI no longer advances the first year distribution fee to firms for sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DWS-SDI or the applicable Fund. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

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Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, DWS-SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.

With respect to Class A Shares of a Fund, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of the Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, DWS-SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. Effective January 1, 2006, DWS-SDI no longer advances the first year service fee to firms for sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on a Fund’s records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

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	Compensation to Underwriter and Firms for Calendar Year 2005
	12b-1 Fees (Distribution Fee) Paid to DWS-SDI	12b-1 Fees (Shareholder Servicing Fee) Paid to DWS-SDI	Compensation Paid by DWS-SDI to Firms from Distribution Fee	Compensation Paid by DWS-SDI to Firms from Shareholder Servicing Fee
DWS Gold & Precious Metals Fund
Class A	NA	$3,708	NA	263,350
Class B	$219,686	$1,112	$272,598	$55,396
Class C	$553,752	$1,378	$449,627	$442,673
DWS Dreman Financial Services Fund
Class A	NA	$2,767	NA	$169,571
Class B	$160,617	$140	$45,858	$50,628
Class C	$77,324	$238	$71,375	$87,812

	Other Distribution Expenses Paid by Underwriter for Calendar Year 2005
	Advertising, Sales, Literature and Promotional Materials	Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing	Interest Expenses
DWS Gold & Precious Metals Fund
Class A	NA	NA	NA	NA	NA
Class B	$34,348	$2,373	$5,184	$2,568	$67,550
Class C	$86,425	$6,204	$13,245	$6,634	$0
DWS Dreman Financial Services Fund
Class A	NA	NA	NA	NA	NA
Class B	$5,165	$343	$681	$311	$97,547
Class C	$4,144	$280	$539	$260	$0

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The following table shows, for Class A shares, the aggregate amount of underwriting commissions paid to DWS-SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DWS-SDI.

Fund	Fiscal Year	Aggregate Sales Commissions		Aggregate Commissions Paid to Firms		Aggregate Commissions Paid to Affiliated Firms		Aggregate Commissions Retained by DWS-SDI
DWS Gold & Precious Metals Fund	2005 2004 2003	$ $ $	143,000 269,000 114,000	$ $ $	53,000 73,000 26,000	$ $ $	15,000 49,000 31,000	$ $ $	75,000 147,000 57,000

DWS Dreman Financial Services Fund	2005 2004 2003	$ $ $	25,000 42,000 37,000	$ $ $	20,000 31,000 26,000	$ $ $	0 1,000 2,000	$ $ $	5,000 8,000 9,000

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. References in this section to the “Advisor” should be read to mean the subadvisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

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The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Funds, to cause a Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Funds in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

To the extent consistent with interpretations of Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Funds making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Funds, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates (or in the case of a subadvisor, the subadvisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

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DWS Gold & Precious Metals Fund: For the fiscal years ended October 31, 2005, 2004 and 2003 the Fund paid total brokerage commissions of $1,562,977, $2,641,000 and $1,685,575, respectively. The Fund is required to identify any securities of its “regular broker or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2005, the Fund did not hold any securities of its regular brokers or dealers. Up to 100% of the Fund’s brokerage transactions may be directed to brokers on account of research services provided.

DWS Dreman Financial Services Fund: For the fiscal years ended November 30, 2005, 2004 and 2003, the Fund paid total brokerage commissions of $56,325, $25,906 and $49,683, respectively. The Fund is required to identify any securities of its “regular broker or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2005, the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of November 30, 2005
Citigroup, Inc.	$7,117,000
Bank of America Corp.	$6,262,000
Morgan Stanley	$4,085,000
KeyCorp.	$3,412,000
National Bank of Canada	$3,044,000
US Bancorp.	$2,998,000
J.P. Morgan Chase & Co.	$2,566,000
Wachovia Corp.	$2,318,000
PNC Financial Services Group	$2,136,000
National City Corp.	$2,002,000
Mellon Financial Corp.	$1,806,000
Bear Stearns & Co., Inc.	$1,565,000
Marshall & Ilsley	$1,466,000
Franklin Resources, Inc.	$1,458,000
Fifth Third Bancorp.	$1,313,000

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

The portfolio turnover rates for DWS Gold & Precious Metals Fund for the fiscal years ended October 31, 2005 and 2004 were 53% and 76%, respectively.

The portfolio turnover rates for DWS Dreman Financial Services Fund for the fiscal years ended November 30, 2005 and 2004 were 25% and 4%, respectively.

FUND SERVICE PROVIDERS

Independent Registered Accounting Firm

The financial highlights of DWS Gold & Precious Metals Fund included in the Fund’s prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, 125 High Street, Boston, MA 02110-2624, given on the authority of said firm as experts in auditing and

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accounting. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and unaudited semi-annual financial statements.

The financial highlights of DWS Dreman Financial Services Fund included in the Fund’s prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, an independent registered public accounting firm, 200 Clarendon Street, Boston, MA 02116, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as legal counsel to DWS Gold & Precious Metals Fund and its Independent Directors.

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Suite 2600, Chicago, IL 60601, serves as legal counsel to DWS Dreman Financial Services Fund and the Trust’s Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Pursuant to an Agreement between DWS-SFAC and DWS Gold & Precious Metals Fund, the Fund is obligated to pay DWS-SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the fiscal year ended October 31, 2005, the amount charged to DWS Gold & Precious Metals Fund aggregated $262,203.

Pursuant to an Agreement between DWS-SFAC and DWS Dreman Financial Services Fund, the Fund is obligated to pay DWS-SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% on the next $850 million and 0.0045% of such assets in excess of $1 billion, plus holding, multi-class surcharge and transaction charges for this service. For the fiscal year ended November 30, 2005, the amount charged to DWS Dreman Financial Services Fund aggregated $97,820.

In accordance with the Administrative Agreements, the above fees had been paid by the Advisor since June 25, 2001, but are now borne by the Funds directly upon termination of the applicable Administrative Agreement.

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Pursuant to an agreement between DWS-SFAC and SSB, DWS-SFAC has delegated certain accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Funds.

Custodian, Transfer Agent and Shareholder Service Agent

Brown Brothers Harriman & Company (“BBH”) 40 Water Street, Boston, Massachusetts 02109, serves as custodian for DWS Gold & Precious Metals Fund. DWS Dreman Financial Services Fund employs State Street Bank and Trust Company (“SSB”) 225 Franklin Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees of the Trust pursuant to Rule 17f-5 under the 1940 Act. SSB and BBH attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.

Custodians’ fees may be reduced by certain earnings credits in favor of each Fund.

DWS Scudder Investments Service Company (“DWS-SISC”), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Class A, B and C shares of DWS Gold & Precious Metals Fund. Prior to the implementation of the Administrative Agreement, DWS-SISC received as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. The Fund pays DWS-SISC an annual fee of $10.00 for each regular account (including Individual Retirement Accounts), $18.00 for each retirement account (excluding Individual Retirement Accounts), $5.00 in set-up charges for each new account (excluding Class A share accounts established in connection with a conversion from a Class B share account), $2.00 per account, as applicable, in connection with the contingent deferred sales charge (Class B and Class C shares only) and an annual asset-based fee of 0.08%.

DWS Dreman Financial Services Fund employs State Street Bank and Trust Company (“SSB”) as Custodian. SSB is also the Fund’s transfer agent and dividend-paying agent. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company (“DWS-SISC”), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as “Shareholder Service Agent” of the Fund and, as such, performs all of SSB’s duties as transfer agent and dividend paying agent. SSB receives as transfer agent, and, pays to DWS-SISC for all share classes an annual fee of $10.00 for each regular account (including Individual Retirement Accounts), $18.00 for each retirement account (excluding Individual Retirement Accounts), $5.00 in set-up charges for each new account (excluding Class A share accounts established in connection with a conversion from a Class B share account), $2.00 per account, as applicable, in connection with the contingent deferred sales charge (Class B and Class C shares only) and an annual asset-based fee of 0.08%.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Funds.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by each Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

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A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund’s transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the shareholder service agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Funds have authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for a Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the financial institution, ordinarily orders will be priced at a Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Fund. Further, if purchases or redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees/Directors and the Distributor, also each Fund’s principal underwriter, each have the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees/Directors and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

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QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Funds may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Fund’s prospectuses.

The Funds may waive the minimum for purchases by trustees, directors, officers or employees of a Fund or the Advisor and its affiliates.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the prospectus, DWS-SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by DWS-SDI.

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Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the four compensation schedules up to the following amounts:

Compensation Schedule #1: Retail Sales and DWS Scudder Flex Plan(1)		Compensation Schedule #2: DWS Scudder Premium Plan(2)		Compensation Schedule #3: DWS Scudder Mid- Market Plan(2)		Compensation Schedule #4: DWS Scudder Choice Plan(3)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value
$1 million to $3 million	1.00%	Under $15 million	0.50%	Over $15 million	0.00% - 0.50%	All amounts	1.00%
Over $3 million to $50 million	0.50%	--	—	--	—
Over $50 million	0.25%	--	—	--	—

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in a Fund and other DWS Funds including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below.
(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.
(3)	DWS-SDI compensates UBS Financial in accordance with Premium Plan Compensation Schedule #2.

DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DWS-SDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DWS-SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares

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to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates, DWS-SDI does not advance the first year distribution fee and for periods after the date of sale, DWS-SDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*		As a Percentage of Net Asset Value**		Allowed to Dealers as a Percentage of Offering Price
Less than $50,000	5.75%		6.10%		5.20%
$50,000 but less than $100,000	4.50		4.71		4.00
$100,000 but less than $250,000	3.50		3.63		3.00
$250,000 but less than $500,000	2.60		2.67		2.25
$500,000 but less than $1 million	2.00		2.04		1.75
$1 million and over	.00	***	.00	***	*	***

*	The Offering Price includes the sales charge.
**	Rounded to the nearest one-hundredth percent.
***	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
****	Commission is payable by DWS-SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or DWS mutual funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c)	certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

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(g)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i)	employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”) made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j)	investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(l)	in connection with a direct “roll over” of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates into a DWS Scudder IRA.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DWS-SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

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Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by DWS-SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor’s spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as “DWS Funds”, (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Combined Purchases. The Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Class B Purchases. Class B shares of the fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor’s purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Fund’s prospectus and SAI. Class B shares automatically convert to Class A shares after six years.

Class C Purchases. Class C shares of a Fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Funds’ Prospectus and this Statement of Additional Information.

Multi-Class Suitability. DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for DWS-branded plans under an alliance with DWS-SDI and its affiliates (“DWS Scudder Flex Plans” and “DWS Scudder Choice Plans”).

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The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice Plans.

a.	Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Automatic Investment Plan. A shareholder may purchase shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. Each Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 15 days (30 days for DWS Gold & Precious Metals Fund) of buying them (either by purchase or exchange). The redemption fee is paid directly to a Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as

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being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a Fund. For this reason, each Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each Fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds’.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Funds’ agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of a Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

A Fund may suspend the right of redemption or delay payment on a redemption for more than seven days (a) during any period when the New York Stock Exchange (the “Exchange”) is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI; firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

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Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Fund’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year’s charge if redeemed in or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

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(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s DWS Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with DWS-SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct “roll over” distributions from a Flex Plan into a DWS Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

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Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax-Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund - Class Institutional, Cash Reserve Fund, Inc. — Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. — Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Such exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. After 6 years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

DIVIDENDS

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

DWS Gold & Precious Metals Funds intends to pay dividends and distributions to shareholders in December. DWS Dreman Financial Services Fund declares and pays income in June and December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent the application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

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Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain distributions, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.	To receive income and capital gain distributions in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS funds with multiple classes of shares or DWS funds as provided in the prospectus. To use this privilege of investing dividends of a Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Taxation of the Funds. The Funds intend to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

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(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) is now treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

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Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2009, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2009.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of each Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of such fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

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Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Transactions in Fund Shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of a Fund’s assets at year end consist of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion the qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Taxation of Certain Investments. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

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A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors. The means by which the Fund seeks exposure to commodities, both directly and indirectly, including through derivatives, may be limited by the Fund’s intention to qualify as a regulated investment company under the Code.

A Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

A portion of the difference between the issue price of zero coupon securities and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund’s level.

In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund’s corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Withholding and Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

In general, dividends (other than Capital Gain Dividends) paid by the funds to a shareholder that is not a “US person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, until January 1, 2008, the funds will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US-source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the funds, and (ii) with respect to

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distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the funds. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of US federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

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Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an Independent Pricing Service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an Independent Pricing Service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an Independent Pricing Service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an Independent Pricing Service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m. Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Trust’s Board and overseen primarily by the Fund’s Pricing Committee.

DIRECTORS/TRUSTEES AND OFFICERS

DWS Mutual Funds, Inc.

The following table presents certain information regarding the Directors and Officers of the Corporation as of March 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Director has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the Corporation. Because the Fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the Corporation may also serve in similar capacities with other funds in the fund complex.

The following individuals hold the same position with the Fund and the Corporation.

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Independent Directors

Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005)	43

Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	43

Keith R. Fox (1954) Director, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43

Kenneth C. Froewiss (1945) Director 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46

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Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	43

Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43

Officers(2)

Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen

Vincent J. Esposito(4) (1956) President, 2005-present	Managing Director(3), Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director(3), Deutsche Asset Management	n/a

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

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Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

A. Thomas Smith(4) (1956) Chief Legal Officer, 2005-present	Managing Director(3), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

(1)	Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the officers of the Corporation, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Directors.
(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Vincent J. Esposito:	Director, Chairman of the Board, CEO and Vice President
Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

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Directors’ Responsibilities. The primary responsibility of the Board of Directors is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, six of the Board’s members are “Independent Directors;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Corporation or the Advisor.

The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2005, the Directors conducted over 55 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 17 different days. In addition, various Directors participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Jean Gleason Stromberg. The Audit Committee held six meetings during the calendar year 2005.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Directors*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair) and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five meetings during the calendar year 2005.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Henry P. Becton, Jr. (alternate). The Valuation Committee held 10 meetings during the calendar year 2005.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair) and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held six meetings during the calendar year 2005.

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Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt (Chair) and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six meetings during the calendar year 2005.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Carl Vogt (Chair). This committee met six times in 2005.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Chair) and Kenneth C. Froewiss. The Expense/Operations Committee held six meetings during the calendar year 2005.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Director receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2005.

Name of Director	Compensation from DWS Gold & Precious Metals Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Director from the Fund Complex (2)(3)(4)
Henry P. Becton, Jr.	$1,986	$0	$164,000
Dawn-Marie Driscoll(1)	$2,392	$0	$203,829
Keith R. Fox	$2,195	$0	$184,829
Kenneth C. Froewiss(5)	$504	$0	$129,687
Jean Gleason Stromberg	$2,115	$0	$178,549
Carl W. Vogt	$1,954	$0	$162,049

(1)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.

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(2)	For each Director, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. Each Director, except Mr. Froewiss, currently serves on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.
(3)	Aggregate compensation reflects amounts paid to the Trustees, except Mr. Froewiss, for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various DWS Fund Boards and Funds, meetings for considering Fund expense simplification, and with respect to legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the Funds.
(4)	Aggregate compensation also reflects amounts paid to the Trustees for special meetings of the Boston Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. These meeting fees were borne by the Advisor.
(5)	Mr. Froewiss was appointed to the Boston Board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the Board.

Director Fund Ownership of Independent and Interested Directors

The following sets forth ranges of Director beneficial share ownership as of December 31, 2005.

Name of Director	Dollar Range of Securities Owned in DWS Gold & Precious Metals Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Director
Henry P. Becton, Jr.	$1-$10,000	Over $100,000
Dawn-Marie Driscoll	$1-$10,000	Over $100,000
Keith R. Fox	None	Over $100,000
Kenneth C. Froewiss	None	Over $100,000
Jean Gleason Stromberg	$10,001-$50,000	Over $100,000
Carl W. Vogt	$1-$10,000	Over $100,000

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Director	Owner and Relationship to Director	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Kenneth C. Froewiss		None
Jean Gleason Stromberg		None
Carl W. Vogt		None

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Securities Beneficially Owned

As of February 20, 2006, all Directors and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund’s knowledge, as of February 20, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of February 20, 2006, 80,303.96 shares in the aggregate, or 5.49% of the outstanding shares of DWS Gold & Precious Metals Fund, Class AARP were held in the name of Ameritrade Inc. Attn: Rep. Hse., Omaha, NE 68103-2226, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 78,659.18 shares in the aggregate, or 5.37% of the outstanding shares of DWS Gold & Precious Metals Fund, Class AARP were held in the name of National Investor Services Corp., New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 1,489,072.75 shares in the aggregate, or 12.02% of the outstanding shares of DWS Gold & Precious Metals Fund, Class S were held in the name of Charles Schwab & Co. Inc., San Francisco, CA 94104-4122, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 584,321.82 shares in the aggregate, or 6.88% of the outstanding shares of DWS Gold & Precious Metals Fund, Class A were held in the name of Charles Schwab & Co. Inc., Special Custody Account for the Exclusive Benefit of Customers, Attn: Mutual Funds, San Francisco, CA 94104-4122, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 512,769.10 shares in the aggregate, or 6.04% of the outstanding shares of DWS Gold & Precious Metals Fund, Class A were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, Jersey City, NJ 07311-3907, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 276,441.91 shares in the aggregate, or 14.05% of the outstanding shares of DWS Gold & Precious Metals Fund, Class B were held in the name of Citigroup Global Markets, Inc., XXXXXXXXXX, Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 187,322.58 shares in the aggregate, or 9.52% of the outstanding shares of DWS Gold & Precious Metals Fund, Class B were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, Jersey City, NJ 07311-3907, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 123,948.37 shares in the aggregate, or 6.30% of the outstanding shares of DWS Gold & Precious Metals Fund, Class B were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration 97851, Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 911,514.81 shares in the aggregate, or 20.16% of the outstanding shares of DWS Gold & Precious Metals Fund, Class C were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, Jersey City, NJ 17311-3907, who may be deemed as the beneficial owner of certain of these shares.

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As of February 20, 2006, 528,542.89 shares in the aggregate, or 11.69% of the outstanding shares of DWS Gold & Precious Metals Fund, Class C were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration, SEC#97JS4, Jacksonville, FL 32246, who may be deemed as the beneficial owner of certain of these shares.

DWS Equity Trust

The following table presents certain information regarding the Trustees and Officers of DWS Dreman Financial Services Fund as of March 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

The following individuals hold the same position with the Fund and the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson since 2004, and Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	71

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company)	71

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	71

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71

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Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	71

William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71

Robert H. Wadsworth (1940) Trustee, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)	74

*	Inception date of the corporation which was the predecessor to the L.L.C.

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Interested Trustee and Officers(2)

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
William N. Shiebler(4) (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); formerly, Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120

Vincent J. Esposito(4) (1956) President, 2005-present	Managing Director(3), Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director(3), Deutsche Asset Management	n/a

Paul H. Schubert(4) (1963 Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette(5) (1962) Secretary, 2001-present	Director(3), Deutsche Asset Management	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(5) (1962) Assistant Secretary, 1998-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh(5) (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(5) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

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(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.
(5)	Address: Two International Place, Boston, Massachusetts 02110.

Officers’ Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Vincent J. Esposito:	Director, Chairman of the Board, CEO and Vice President
Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust’s Board members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

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Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler, Robert H. Wadsworth and Donald L. Dunaway (alternate). The Trust’s Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Trustee received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Trustee receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2005.

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Name of Trustee	Compensation from DWS Dreman Financial Services Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex(3)(4)(5)
John W. Ballantine	$2,540	$0	$215,150
Donald L. Dunaway(1)	$2,600	$0	$224,660
James R. Edgar(2)	$2,150	$0	$173,790
Paul K. Freeman	$2,590	$0	$215,150
Robert B. Hoffman	$2,300	$0	$187,940
William McClayton	$2,230	$0	$181,180
Shirley D. Peterson(6)	$2,490	$0	$208,580
Robert H. Wadsworth	$2,110	$0	$224,510

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor.
(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $12,631.
(3)	For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 71 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 74 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.
(5)	If the new Independent Trustee compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.
(6)	Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

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Trustee Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Trustee, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate in excess of $150,000. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee’s share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2005.

Name of Trustee	Dollar Range of Securities Owned in DWS Dreman Financial Services Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
John W. Ballantine	None	Over $100,000
Donald L. Dunaway*	$10,001-$50,000	Over $100,000
James R. Edgar*	None	Over $100,000
Paul K. Freeman	None	$1-$10,000**
Robert B. Hoffman	None	Over $100,000
William McClayton	None	$50,001-$100,000***
Shirley D. Peterson	None	Over $100,000
William N. Shiebler	None	Over $100,000
Robert H. Wadsworth	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”
**	Mr. Freeman owned over $100,000 in other funds within the DWS Fund Complex.
***	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None
Shirley D. Peterson		None
Robert H. Wadsworth		None

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Securities Beneficially Owned

As of February 20, 2006, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund’s knowledge, as of February 20, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of February 20, 2006, 39,391.874 shares in the aggregate, or 5% of the outstanding shares of DWS Dreman Financial Services Fund, Class C were held in the name of Citigroup Global Markets, Inc., XXXXXXXXXX, Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 41,915.209 shares in the aggregate, or 5% of the outstanding shares of DWS Dreman Financial Services Fund, Class C were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Adm (97HB0), Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees/Directors for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, the Funds’ investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors/trustees and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees/Directors against certain liabilities the Independent Trustees/Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees/Directors in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee/Director ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee/Director to the Funds or their shareholders to which the Independent Trustee/Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s/Director’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees/Directors or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

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FUND ORGANIZATION

Organizational Description

DWS Dreman Financial Services Fund is a non-diversified series of DWS Equity Trust, a registered open-end management investment company organized as a business trust under the laws of Massachusetts on January 6, 1998.

DWS Gold & Precious Metals Fund is a non-diversified series of DWS Mutual Funds, Inc. a Maryland corporation organized in March 1988 (the “Corporation”).

The Directors/Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Directors/Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Funds’ prospectuses. Each share has equal rights with each other share of the same class of a Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors/Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B and Class C shares are offered by each Fund. Class S and Class AARP shares are offered by DWS Gold & Precious Metals Fund.

A Fund generally is not required to hold meetings of its shareholders. Under the Articles of Incorporation/Agreement and Declaration of Trust of a Fund (“Articles of Incorporation”/ “Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of directors/trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of a Fund or a class to the extent and as provided in the Articles of Incorporation/Declaration of Trust and as required by applicable law; (d) any amendment of the Articles of Incorporation/Declaration of Trust to the extent and as provided in the Articles of Incorporation/Declaration of Trust and applicable law; and (e) such additional matters as may be required by law, the Articles of Incorporation/Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or any state, or as a Director/Trustee may consider necessary or desirable. The shareholders also would vote upon changes in fundamental policies or restrictions.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund’s trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

The Corporation’s Articles of Incorporation provide that the Directors of the Corporation, to the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act, shall not be liable to the Corporation or its shareholders for damages. Also, Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. Furthermore, Articles and By-laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation consistent with applicable law.

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Each Director/Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Directors/Trustees and until the election and qualification of a successor or until such Director/Trustee sooner dies, resigns, retires or is removed.

Any Trustee/Director may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees/Directors prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee/Director may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s/Corporation’s portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust/Corporation, shall apply to the Trustees/Directors in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee/Director and accompanied by a form of communication and request that they wish to transmit, the Trustees/Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

Each Fund’s Articles of Incorporation/Declaration of Trust authorizes the Board of Directors/Trustees to terminate a Fund or any class without shareholder approval.

PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to their investment advisor, subject to the applicable Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”) and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds’ principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

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Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (type “proxy voting” in the search field).

FINANCIAL STATEMENTS

DWS Gold & Precious Metals Fund

The financial statements, including the portfolio of investments, of DWS Gold & Precious Metals Fund, together with the notes to financial statements in the Annual Report to the Shareholders of the Fund dated October 31, 2005, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information.

DWS Dreman Financial Services Fund

The financial statements, including the portfolio of investments, of DWS Dreman Financial Services Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated November 30, 2005, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information.

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ADDITIONAL INFORMATION

The CUSIP number of DWS Gold & Precious Metals Fund - Class A is 23337E109.

The CUSIP number of DWS Gold & Precious Metals Fund - Class B is 23337E208.

The CUSIP number of DWS Gold & Precious Metals Fund - Class C is 23337E307.

The Fund has a fiscal year ending October 31.

The CUSIP number of DWS Dreman Financial Services Fund - Class A is 233376102.

The CUSIP number of DWS Dreman Financial Services Fund - Class B is 233376201.

The CUSIP number of DWS Dreman Financial Services Fund - Class C is 233376300

The Fund has a fiscal year ending November 30.

This Statement of Additional Information contains the information about DWS Gold & Precious Metals Fund and DWS Dreman Financial Services Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Directors/Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

Reference is hereby made to the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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APPENDIX

Standard & Poor’s Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

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B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

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Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

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Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest”. Notes issued with “overwhelming safety characteristics” will be rated “SP-1+”. The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1,” and “F-2.”

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DWS Dreman High Return Equity Fund

Semi-Annual Report to Shareholders

May 31, 2006

[To Come]

Scudder-Dreman High Return Equity Fund

Annual Report to Shareholders

November 30, 2005

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risks. Some funds have more risk than others. This fund is subject to stock market risks, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may also focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2005

Classes A, B, C, I, R and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal values fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I, Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class R shares prior to October 1, 2003 are derived from the historical performance of Class A shares of the Scudder-Dreman High Return Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class R. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/05

Scudder-Dreman High Return Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A	9.07%	15.60%	7.16%	12.06%
Class B	8.18%	14.65%	6.29%	11.11%
Class C	8.26%	14.73%	6.35%	11.16%
Class I	9.41%	16.02%	7.59%	12.53%
Class R	8.87%	15.28%	6.81%	11.63%
S&P 500 Index+	8.44%	12.10%	.64%	9.28%

Scudder-Dreman High Return Equity Fund	1-Year	3-Year	Life of Class*
Institutional Class	9.43%	15.97%	12.33%
S&P 500 Index+	8.44%	12.10%	12.03%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

+	Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐ Scudder-Dreman High Return Equity Fund — Class A

☐ S&P 500 Index+

Yearly periods ended November 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/05

Scudder-Dreman High Return Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A
Growth of $10,000	$10,280	$14,558	$13,321	$29,421
Average annual total return	2.80%	13.34%	5.90%	11.39%

Class B
Growth of $10,000	$10,518	$14,871	$13,468	$28,686
Average annual total return	5.18%	14.14%	6.14%	11.11%

Class C
Growth of $10,000	$10,826	$15,100	$13,604	$28,808
Average annual total return	8.26%	14.73%	6.35%	11.16%

Class I
Growth of $10,000	$10,941	$15,615	$14,419	$32,560
Average annual total return	9.41%	16.02%	7.59%	12.53%

Class R
Growth of $10,000	$10,887	$15,321	$13,898	$30,044
Average annual total return	8.87%	15.28%	6.81%	11.63%

S&P 500 Index+
Growth of $10,000	$10,844	$14,085	$10,322	$24,287
Average annual total return	8.44%	12.10%	.64%	9.28%

The growth of $10,000 is cumulative.

+	The Standard & Poor’s 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 11/30/05

Scudder-Dreman High Return Equity Fund	1-Year	3-Year	Life of Class*
Institutional Class
Growth of $1,000,000	$1,094,300	$1,559,600	$1,464,600
Average annual total return	9.43%	15.97%	12.33%
S&P 500 Index+
Growth of $1,000,000	$1,084,400	$1,408,500	$1,446,400
Average annual total return	8.44%	12.10%	12.03%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

*	Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

+	The Standard & Poor’s 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information

	Class A	Class B	Class C	Class I	Class R	Institutional Class
Net Asset Value:

11/30/05	$44.37	$44.20	$44.25	$44.35	$44.29	$44.38
11/30/04	$41.25	$41.08	$41.13	$41.23	$41.22	$41.25

Distribution Information:

Twelve Months:

Income Dividends as of 11/30/05	$.60	$.23	$.27	$.73	$.56	$.73

Class A Lipper Rankings — Equity Income Funds Category as of 11/30/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	69	of	225	31
3-Year	19	of	161	12
5-Year	21	of	129	17
10-Year	3	of	73	5

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com for the Fund’s most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 11/30/05

Scudder-Dreman High Return Equity Fund	Life of Class*
Class S	2.77%
S&P 500 Index+	5.28%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	Class S shares commenced operations on February 28, 2005. Index returns begin February 28, 2005.
+	The Standard & Poor’s 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information

Class S
Net Asset Value:
11/30/05	$44.38
2/28/05 (commencement of operations)	$43.74

Distribution Information:

Since inception of 2/28/05:

Income Dividends as of 11/30/05	$.56

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2005.

The tables illustrate your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment

for the six months ended November 30, 2005

Actual Fund Return	Class A	Class B	Class C	Class I	Class R	Class S	Institutional Class
Beginning Account Value 6/1/05	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/05	$1,037.70	$1,033.50	$1,033.90	$1,039.20	$1,036.40	$1,039.50	$1,039.50
Expenses Paid per $1,000*	$5.72	$9.94	$9.64	$3.99	$7.30	$4.35	$4.24

Hypothetical 5% Fund Return	Class A	Class B	Class C	Class I	Class R	Class S	Institutional Class
Beginning Account Value 6/1/05	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/05	$1,019.45	$1,015.29	$1,015.59	$1,021.16	$1,017.90	$1,020.81	$1,020.91
Expenses Paid per $1,000*	$5.67	$9.85	$9.55	$3.95	$7.23	$4.31	$4.20

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class I	Class R	Class S	Institutional Class
Scudder-Dreman High Return Equity Fund	1.12%	1.95%	1.89%	.78%	1.43%	.85%	.83%

For more information, please refer to the Fund’s prospectus.

Portfolio Management Review

Scudder-Dreman High Return Equity Fund:

A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder-Dreman High Return Equity Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management LLC (“DVM”), Aspen, Colorado, is the subadvisor for the fund. DVM was founded in 1997, with predecessor firms dating back to 1977, and currently manages over $14 billion in assets as of November 30, 2005.

Portfolio Management Team

Dreman Value Management, LLC is the subadvisor for the fund.

David N. Dreman

Lead Portfolio Manager.

Began investment career in 1957.

Joined the fund team in 1988.

Founder and Chairman, Dreman Value Management, LLC since 1977.

F. James Hutchinson

Portfolio Manager.

Began investment career in 1986.

Joined the fund team in 2001.

Prior to that, associated with The Bank of New York for over 30 years in both the corporate finance and trust/investment areas, including President of The Bank of New York (NJ).

In the following interview, Lead Portfolio Manager David N. Dreman discusses the economy, the market environment and performance of Scudder-Dreman High Return Equity Fund for the annual period ended November 30, 2005.

Q: How would you describe the economic and market environment over the last 12 months?

A: The market has behaved in line with our expectations. A year ago, our view was more conservative than most. We anticipated that rising interest rates and concerns about inflation would take a toll on equity returns, and that has been the case, as returns have generally been modest in 2005. The market has also been quite volatile over the last year as investors reacted to economic news that was often confusing.

The broad market, as measured by the S&P 500 Index, had a return of 8.44% for the 12-month period ended November 2005.1 However, more than a third of this return was achieved in the month of December 2004; the return of the S&P 500 Index between January 1 and November 30 of 2005 was just 4.88%. The performance of value stocks and growth stocks was remarkably similar: The return of the Russell 1000 Value Index was 9.98%, while the Russell 1000 Growth Index had a return of 9.73%.2 Mid-cap stocks had significantly higher returns than large-cap or small-cap stocks. The return of the Russell Midcap Index was 16.25%, compared with 9.97% for the Russell 1000 Index, which tracks large-cap stocks, and 8.14% for the Russell 2000 Index, which measures the return of small-cap stocks.3

[1]	The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
[2]	The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The economy appears to be somewhat stronger than might be expected at this stage of an expansion. Gross domestic product (GDP) has expanded for 16 consecutive quarters, beginning in the fourth quarter of 2001, and real GDP has increased at a rate of more than 3% for nearly three years.4 However, debt creation, which has been the source of much of the growth, may be a drag on the economy in the months ahead. High levels of consumer debt, together with the effect of rising energy prices on consumer sentiment, raise major questions about whether consumers can continue the level of spending that has been a major driver of the expansion.

[3]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the index had an approximate market capitalization of $13.7 billion.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13.0 billion; the median market capitalization was approximately $4.6 billion. The smallest company in the index had an approximate market capitalization of $1.8 billion.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the index had an approximate market capitalization of $1.8 billion.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

[4]	Gross domestic product (GDP) is the total market value of all final goods and services produced in a country in a given year. Real GDP is GDP adjusted for inflation.

Business trends were reasonably strong over the last year. Corporate profits increased during 2005, and business investment in capital projects and information technology continued to increase. Manufacturing activity has risen, and productivity continued to improve.

Perhaps the most puzzling aspect of the current economic environment is the relationship between interest rates and inflation. Expressing concern about inflation, the Federal Reserve (the Fed) has been raising short-term rates steadily since June 2004, but long-term rates, as measured by the yield on 10-year US Treasury notes, remain near historic lows. What this tells us is that the bond market believes that economic growth will slow before inflation becomes a serious issue. In a statement that accompanied the December rate increase, the Fed gave some indication that the period of tightening may be coming to an end, but it will likely be several months before we have a clear indication of any change in Fed policy.

Q: How has the fund performed?

A: We are pleased with the fund’s performance. For the 12 months ended November 30, 2005, Scudder-Dreman High Return Equity Fund (Class A shares) returned 9.07%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for complete performance information.) The fund outperformed the 8.44% return of its benchmark, the Standard & Poor’s 500 Index. The return of the fund’s Class A shares also surpassed the average of its Lipper peer group of Equity Income Funds, which was 8.39%.5

[5]	The Lipper Equity Income Funds category consists of funds that seek relatively high current income and growth of income through investing 60% or more of its portfolio in equities.

We consider long-term returns to be far more important than short-term returns, which can fluctuate for a variety of reasons. So, we are especially pleased to report that the fund’s return (Class A shares unadjusted for sales charges) have surpassed those of its benchmark and peer group for the three-year, five-year and 10-year periods ended November 2005.

Q: What investment decisions were most important for performance?

A: The most significant positive factor was a major overweight in energy stocks, which performed quite well.6 We initiated this overweight position approximately two years ago, and then at the end of 2004, when oil prices fell somewhat, we took advantage of the drop in oil stocks to significantly increase the overweight. At the period ended November 30, 2005, 17.2% of the portfolio was invested in energy stocks, compared with an 8.7% weight in the S&P 500 Index.

[6]	An “overweight” is a weighting in a stock or industry greater than that of the benchmark. An “underweight” is a weighting in a stock or security lower than that of the benchmark.

Within the energy group, the top contributor to performance was ConocoPhillips, a major integrated oil company that is our largest energy holding and the second-largest position in the portfolio. Other energy stocks that performed especially well were independent oil and gas exploration and production companies Devon Energy Corp., EnCana Corp. and Burlington Resources, Inc., which moved up further in December 2005, when it reached an agreement to be acquired by ConocoPhillips. Also positive was a position early in the year in Kerr-McGee Corp., which offered shareholders the opportunity to tender their shares following the announcement that an investor group had acquired significant ownership of the stock. We took advantage of the tender offer, realizing a significant gain on our holding; the portfolio retained a small position in this stock as of November 30, 2005.

Q: Other than energy, what other strategies or holdings drove performance?

A: Some of the fund’s largest holdings are in tobacco companies Altria Group, Inc., Reynolds American, Inc. and UST, Inc. UST is the leader in smokeless tobacco in the United States. Altria and Reynolds performed well, but UST had a bit of a setback following a disappointing earnings report. Tobacco stocks have risen as it has appeared increasingly likely that settlements of pending litigation may be more favorable than had been anticipated. A major favorable ruling in Illinois in December 2005 pushed Altria shares higher; this settlement removes a major barrier to the possible split of this company into three pieces, each of which would be a high-quality company with great brands and impressive financial strength.

Stock selection in health care contributed to performance, with particular strength in Medco Health Solutions, Inc., a leading pharmacy benefit manager; AmerisourceBergen Corp., a pharmaceutical service provider; and HCA, Inc., an operator of hospitals and health care systems. In the health care group, our portfolio has more emphasis on service providers than on major drug companies; however, pharmaceutical holdings such as Wyeth, Pfizer, Inc. and Merck & Co., Inc. have performed better in recent months than in prior periods. A December 2005 decision in a federal court upheld Pfizer’s patent on atorvastatin, the active ingredient in Pfizer’s widely used cholesterol-lowering medication, Lipitor, eliminating a potential drag on that stock. We believe that these companies have good growth potential based on promising products currently in development.

On the negative side, performance was hurt by an overweight in financials. Three large holdings, Freddie Mac, Fannie Mae and American International Group, Inc. (AIG), performed poorly because of accounting irregularities that required earnings restatements. AIG, now under new management, has recovered significantly from its low point last spring, and we believe this leading international insurance and financial services firm has good prospects for long-term growth.

Freddie Mac and Fannie Mae continue to be quite weak, but we believe that their financial problems have been exaggerated and that much of the criticism of these companies has been politically motivated. We consider the market’s negative reaction to the issues facing these companies to be excessive. Fannie Mae’s stock is selling below the company’s liquidation value, and we continue to feel that both of these stocks have major upside potential.

Q: Do you have other comments for shareholders?

A: The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. We have confidence in our time-tested approach of identifying companies with solid long-term earnings growth prospects, below-market price-to-earnings ratios, and above-market dividend yields. We believe this approach can help shareholders achieve their long-term investment goals by providing the potential for better risk-adjusted returns than the broader market over time. We urge investors to take a long-term view and to avoid reacting to the fluctuations that are an inevitable element of equity investing.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2005

Asset Allocation (Excludes Securities Lending Collateral)	11/30/05	11/30/04
Common Stocks	86%	90%
Cash Equivalents	13%	10%
US Treasury Obligations	1%	—

	100%	100%

Sector Diversification (As a % of Common Stocks)	11/30/05	11/30/04
Financials	28%	32%
Energy	21%	15%
Health Care	19%	18%
Consumer Staples	18%	21%
Consumer Discretionary	7%	8%
Industrials	5%	3%
Information Technology	2%	3%

	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2005 (40.8% of of Net Assets)

1. Altria Group, Inc. Parent company operating in the tobacco and food industries	8.5%

2. ConocoPhillips Producer of petroleum and other natural gases	5.8%

3. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	4.6%

4. Freddie Mac Facilitator of mortgages and issuer of mortgage-backed securities	3.8%

5. Washington Mutual, Inc. Provider of diversified financial services	3.6%

6. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	3.3%

7. UST, Inc. Manufacturer and marketer of smokeless tobacco, premium cigars and premium wines	3.2%

8. Devon Energy Corp. Explorer and producer of oil and gas	3.2%

9. Bank of America Corp. Provider of commercial banking services	2.5%

10. American International Group, Inc. Provider of insurance services	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund’s investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2005

	Shares	Value ($)
Common Stocks 86.2%
Consumer Discretionary 5.6%
Automobiles 0.3%
Ford Motor Co.	2,626,775	21,355,681

Multiline Retail 0.9%

Federated Department Stores, Inc.	982,125	63,278,313
Specialty Retail 4.4%
Borders Group, Inc. (a)	5,255,100	107,151,489
Home Depot, Inc.	2,875,335	120,131,496
Staples, Inc.	3,658,407	84,509,202

		311,792,187

Consumer Staples 15.9%
Food & Staples Retailing 0.4%
Safeway, Inc.	1,116,825	25,966,181

Tobacco 15.5%
Altria Group, Inc.	8,147,675	593,069,263
Imperial Tobacco Group PLC (ADR)	705,450	42,221,183
Reynolds American, Inc. (b)	1,601,441	142,560,278
Universal Corp. (a)	2,141,450	86,471,751
UST, Inc. (b)	5,885,800	227,074,164

		1,091,396,639

Energy 17.7%
Energy Equipment & Services 0.2%
Transocean, Inc.*	251,875	16,079,700

Oil, Gas & Consumable Fuels 17.5%
Anadarko Petroleum Corp.	347,000	31,441,670
Apache Corp.	1,069,800	69,836,544
Burlington Resources, Inc.	1,195,475	86,373,069
Chevron Corp.	4,076,634	233,631,894
ConocoPhillips	6,749,146	408,390,824
Devon Energy Corp.	3,702,200	222,872,440
El Paso Corp. (b)	6,262,925	68,829,546
EnCana Corp.	477,600	21,167,232
Kerr-McGee Corp.	21,664	1,872,853
Occidental Petroleum Corp.	1,081,300	85,747,090

		1,230,163,162

Financials 23.8%
Banks 7.4%
Bank of America Corp. (b)	3,783,468	173,623,347
KeyCorp.	2,173,500	72,073,260
PNC Financial Services Group, Inc.	1,236,400	78,845,228
Sovereign Bancorp, Inc.	3,603,300	78,768,138
US Bancorp.	1,961,150	59,383,622
Wachovia Corp.	1,047,300	55,925,820

		518,619,415

Capital Markets 0.0%
Piper Jaffray Companies, Inc.*	7,675	305,004

Diversified Financial Services 13.8%
CIT Group, Inc.	672,775	33,302,363
Citigroup, Inc.	981,700	47,661,535
Fannie Mae	6,756,850	324,666,642
Freddie Mac	4,269,550	266,633,398
JPMorgan Chase & Co.	1,025,769	39,235,664
Washington Mutual, Inc.	6,176,064	254,392,076

		965,891,678

Insurance 2.6%
American International Group, Inc.	2,428,650	163,059,561
The St. Paul Travelers Companies, Inc.	483,960	22,518,659

		185,578,220

Health Care 16.3%
Health Care Equipment & Supplies 1.4%
Becton, Dickinson & Co.	803,440	46,784,311
Fisher Scientific International, Inc.*	791,000	51,003,680

		97,787,991

Health Care Providers & Services 8.4%
AmerisourceBergen Corp.	890,300	71,535,605
Cardinal Health, Inc.	873,100	55,834,745
HCA, Inc.	2,121,500	108,175,285
Laboratory Corp. of America Holdings*	2,498,350	129,639,382
Medco Health Solutions, Inc.*	2,263,822	121,454,050
Quest Diagnostics, Inc.	2,117,400	106,060,566

		592,699,633

Pharmaceuticals 6.5%
Bristol-Myers Squibb Co.	5,639,650	121,760,043
Merck & Co., Inc.	4,006,220	117,782,868
Pfizer, Inc.	7,206,005	152,767,306
Wyeth	1,470,150	61,099,434

		453,409,651

Industrials 4.6%
Air Freight & Logistics 0.4%
FedEx Corp.	340,800	33,268,896

Industrial Conglomerates 3.1%
3M Co.	948,500	74,438,280
General Electric Co.	1,563,025	55,831,253
Tyco International Ltd.	3,083,980	87,955,110

		218,224,643

Machinery 1.1%
PACCAR, Inc.	1,057,700	76,006,322

Information Technology 2.2%
IT Consulting & Services
Electronic Data Systems Corp.	6,603,261	152,205,166

Utilities 0.1%
Multi-Utilities
NiSource, Inc.	198,520	4,274,137

Total Common Stocks (Cost $4,524,392,057)		6,058,302,619

	Principal Amount ($)	Value ($)
US Treasury Obligations 0.6%
US Treasury Bills:
3.11%**, 12/15/2005 (c)	10,000,000	9,987,905
3.46%**, 12/29/2005 (c)	20,000,000	19,946,178
4.13%**, 5/25/2006 (c)	5,000,000	4,899,618
4.569%**, 2/9/2006 (c)	10,000,000	9,928,736

Total US Treasury Obligations (Cost $44,762,437)		44,762,437

	Shares	Value ($)
Securities Lending Collateral 3.3%
Scudder Daily Assets Fund Institutional, 4.07%(d) (e) (Cost $229,213,000)	229,213,000	229,213,000

Cash Equivalents 12.9%
Scudder Cash Management QP Trust, 4.03%(f) (Cost $909,530,234)	909,530,234	909,530,234

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $ 5,707,897,728)+	103.0	7,241,808,290

Other Assets and Liabilities, Net	(3.0)	(212,347,130)

Net Assets	100.0	7,029,461,160

*	Non-income producing security.
**	Annualized yield at time of purchase; not a coupon rate.
+	The cost for federal income tax purposes was $5,718,591,877. At November 30, 2005, net unrealized appreciation for all securities based on tax cost was $1,523,216,413. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,916,645,571, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $393,429,158.
(a)	Affiliated issuers (see Notes to Financial Statements).
(b)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2005 amounted to $224,302,290, which is 3.2% of net assets.
(c)	At November 30, 2005, these securities have been pledged, in whole or part to cover, initial margin requirements for open futures contracts.
(d)	Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents collateral held in connection with securities lending.
(f)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

At November 30, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	12/15/2005	2,441	743,205,687	763,483,775	20,278,088

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2005

Assets
Investments in securities, at value:

Unaffiliated issuers (cost $4,422,237,447) — including $224,302,290 of securities loaned	$5,909,441,816
Affiliated issuers (cost $146,917,047)	193,623,240
Investment in Scudder Cash Management QP Trust (cost $909,530,234)	909,530,234
Investment in Scudder Daily Assets Fund Institutional (cost $229,213,000)*	229,213,000

Total investments in securities, at value (cost $5,707,897,728)	7,241,808,290

Cash	10,232
Receivable for investments sold	7,139,828
Dividends receivable	12,853,449
Interest receivable	2,651,329
Receivable for Fund shares sold	19,018,814
Margin deposit	590,340
Other assets	305,418

Total assets	7,284,377,700

Liabilities
Payable for Fund shares redeemed	12,108,236
Payable upon return of securities loaned	229,213,000
Payable for daily variation margin on open futures contracts	5,004,050
Accrued management fee	3,923,353
Other accrued expenses and payables	4,667,901

Total liabilities	254,916,540

Net assets, at value	$7,029,461,160

Net Assets
Net assets consist of:

Undistributed net investment income	20,841,597

Net unrealized appreciation (depreciation) on:

Investments	1,533,910,562
Futures	20,278,088
Accumulated net realized gain (loss)	(178,923,126)
Paid-in capital	5,633,354,039

Net assets, at value	$7,029,461,160

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2005 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price(a) per share ($4,767,466,605 ÷ 107,437,526 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)	$44.37

Maximum offering price per share (100 ÷ 94.25 of $44.37)	$47.08

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($761,449,542 ÷ 17,226,347 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)	$44.20

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($858,446,019 ÷ 19,401,320 shares of capital stock outstanding, $.01 par value, 140,000,000 shares authorized)	$44.25

Class I

Net Asset Value, offering and redemption price(a) per share ($19,998,019 ÷ 450,869 shares of capital stock outstanding, $.01 par value, 140,000,000 shares authorized)	$44.35

Class R

Net Asset Value, offering and redemption price(a) per share ($10,910,238 ÷ 246,330 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$44.29

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($37,627,039 ÷ 847,889 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$44.38

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($573,563,698 ÷ 12,922,809 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$44.38

(a)	Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2005

Investment Income
Income:

Dividends — Unaffiliated issuers (net of foreign taxes withheld of $165,283)	$145,408,796
Dividends — Affiliated issuers	5,447,379
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	193,479
Interest — Scudder Cash Management QP Trust	21,421,779
Interest — Unaffiliated issuers	950,636

Total Income	173,422,069

Expenses:

Management fee	44,313,671
Distribution service fees	26,873,861
Services to shareholders	11,297,464
Custodian fees	161,195
Auditing	91,885
Legal	105,770
Directors’ fees and expenses	125,949
Reports to shareholders	756,530
Registration fees	211,003
Other	341,141

Total expenses, before expense reductions	84,278,469

Expense reduction	(75,626)

Total expenses, after expense reductions	84,202,843

Net investment income (loss)	89,219,226

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments — Unaffiliated issuers	94,427,861
Futures	19,944,296

114,372,157

Net unrealized appreciation (depreciation) during the period on:

Investments	330,356,950
Futures	3,295,758
333,652,708

Net gain (loss) on investment transactions	448,024,865

Net increase (decrease) in net assets resulting from operations	$537,244,091

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended November 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$89,219,226	$70,137,682
Net realized gain (loss) on investment transactions	114,372,157	81,642,837
Net unrealized appreciation (depreciation) during the period on investment transactions	333,652,708	579,230,779
Net increase (decrease) in net assets resulting from operations	537,244,091	731,011,298
Distributions to shareholders from:

Net investment income:

Class A	(62,454,116)	(54,732,203)
Class B	(4,560,941)	(7,366,782)
Class C	(4,691,793)	(4,819,429)
Class I	(87,126)	(213,229)
Class R	(72,876)	(9,722)
Class S	(114,143)	—
Institutional Class	(5,071,808)	(1,974,719)
Fund share transactions:

Proceeds from shares sold	2,278,074,783	1,771,269,520
Reinvestment of distributions	65,851,351	60,430,374
Cost of shares redeemed	(1,670,532,520)	(1,380,408,419)
Redemption fees	47,297	—
Net increase (decrease) in net assets from Fund share transactions	673,440,911	451,291,475
Increase (decrease) in net assets	1,133,632,199	1,113,186,689
Net assets at beginning of period	5,895,828,961	4,782,642,272

Net assets at end of period (including undistributed net investment income of $20,841,597 and $8,675,174, respectively)	$7,029,461,160	$5,895,828,961

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended November 30,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$41.25		$36.44	$30.15	$36.74	$33.91

Income (loss) from investment operations:

Net investment income[a]	.67		.59	.59	.53	.41
Net realized and unrealized gain (loss) on investment transactions	3.05		4.81	6.28	(6.63)	2.94

Total from investment operations	3.72		5.40	6.87	(6.10)	3.35

Less distributions from:

Net investment income	(.60)		(.59)	(.58)	(.49)	(.52)
Redemption fees	.00	*	—	—	—	—

Net asset value, end of period	$44.37		$41.25	$36.44	$30.15	$36.74

Total Return (%)[b]	9.07		14.97	23.18	(16.77)	9.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4,767		4,170	2,983	2,056	2,101
Ratio of expenses (%)	1.12		1.14	1.27	1.27	1.27
Ratio of net investment income (loss) (%)	1.56		1.54	1.87	1.54	1.13
Portfolio turnover rate (%)	9		10	14	25	29

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
*	Amount is less than $.005.

Class B

Years Ended November 30,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$41.08		$36.29	$30.01	$36.58	$33.75

Income (loss) from investment operations:

Net investment income[a]	.32		.28	.34	.25	.12
Net realized and unrealized gain (loss) on investment transactions	3.03		4.78	6.26	(6.62)	2.93
Total from investment operations	3.35		5.06	6.60	(6.37)	3.05
Less distributions from:

Net investment income	(.23)		(.27)	(.32)	(.20)	(.22)
Redemption fees	.00	*	—	—	—	—

Net asset value, end of period	$44.20		$41.08	$36.29	$30.01	$36.58

Total Return (%)[b]	8.18		14.02	22.19	(17.43)	9.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	761		915	1,150	1,243	1,609
Ratio of expenses (%)	1.95		1.96	2.08	2.08	2.08
Ratio of net investment income (loss) (%)	.73		.72	1.06	.73	.32
Portfolio turnover rate (%)	9		10	14	25	29

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
*	Amount is less than $.005.

Class C

Years Ended November 30,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$41.13		$36.34	$30.04	$36.61	$33.78

Income (loss) from investment operations:

Net investment income[a]	.35		.30	.35	.26	.13
Net realized and unrealized gain (loss) on investment transactions	3.04		4.79	6.28	(6.62)	2.93

Total from investment operations	3.39		5.09	6.63	(6.36)	3.06

Less distributions from:

Net investment income	(.27)		(.30)	(.33)	(.21)	(.23)
Redemption fees	.00	*	—	—	—	—

Net asset value, end of period	$44.25		$41.13	$36.34	$30.04	$36.61

Total Return (%)[b]	8.26		14.08	22.27	(17.42)	9.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	858		683	549	398	398
Ratio of expenses (%)	1.88		1.92	2.02	2.05	2.05
Ratio of net investment income (loss) (%)	.80		.76	1.12	.76	.35
Portfolio turnover rate (%)	9		10	14	25	29

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
*	Amount is less than $.005.

Class I

Years Ended November 30,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$41.23		$36.45	$30.15	$36.76	$33.92

Income (loss) from investment operations:

Net investment income[a]	.82		.72	.74	.68	.58
Net realized and unrealized gain (loss) on investment transactions	3.03		4.79	6.29	(6.64)	2.94

Total from investment operations	3.85		5.51	7.03	(5.96)	3.52

Less distributions from:

Net investment income	(.73)		(.73)	(.73)	(.65)	(.68)
Redemption fees	.00	*	—	—	—	—

Net asset value, end of period	$44.35		$41.23	$36.45	$30.15	$36.76

Total Return (%)	9.41		15.32	23.76	(16.40)	10.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20		9	13	22	33
Ratio of expenses (%)	.78		.81	.81	.80	.83
Ratio of net investment income (loss) (%)	1.90		1.87	2.33	2.01	1.57
Portfolio turnover rate (%)	9		10	14	25	29

[a]	Based on average shares outstanding during the period.
*	Amount is less than $.005.

Class R

Years Ended November 30,	2005		2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$41.22		$36.43	$33.86

Income (loss) from investment operations:

Net investment income[b]	.57		.46	.02
Net realized and unrealized gain (loss) on investment transactions	3.06		4.84	2.55

Total from investment operations	3.63		5.30	2.57

Less distributions from:

Net investment income	(.56)		(.51)	—
Redemption fees	.00	***	—	—

Net asset value, end of period	$44.29		$41.22	$36.43

Total Return (%)	8.87		14.67	7.59	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11		2	.029
Ratio of expenses (%)	1.36		1.48	1.30	*
Ratio of net investment income (loss) (%)	1.32		1.20	.38	*
Portfolio turnover rate (%)	9		10	14

[a]	For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Class S

	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$43.74

Income (loss) from investment operations:

Net investment income[b]	.59
Net realized and unrealized gain (loss) on investment transactions	.61

Total from investment operations	1.20

Less distributions from:

Net investment income	(.56)
Redemption fees	.00	***

Net asset value, end of period	$44.38

Total Return (%)	2.77	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38
Ratio of expenses (%)	.84	*
Ratio of net investment income (loss) (%)	1.81	*
Portfolio turnover rate (%)	9

[a]	For the period from February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Institutional Class

Years Ended November 30,	2005		2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$41.25		$36.46	$30.14	$32.27

Income (loss) from investment operations:

Net investment income[b]	.82		.71	.69	.13
Net realized and unrealized gain (loss) on investment transactions	3.04		4.81	6.30	(2.11)

Total from investment operations	3.86		5.52	6.99	(1.98)

Less distributions from:

Net investment income	(.73)		(.73)	(.67)	(.15)
Redemption fees	.00	***	—	—	—

Net asset value, end of period	$44.38		$41.25	$36.46	$30.14

Total Return (%)	9.43		15.33	23.58	(6.09	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	574		116	88	2
Ratio of expenses (%)	.79		.83	.92	1.00	*
Ratio of net investment income (loss) (%)	1.89		1.85	2.22	(1.57	)*
Portfolio turnover rate (%)	9		10	14	25

[a]	For the period from August 19, 2002, (commencement of operations of Institutional Class shares) to November 30, 2002.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder-Dreman High Return Equity Fund (the “Fund”) is a diversified series of Scudder Value Series, Inc. (the “Corporation”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class and Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. On February 28, 2005, the Fund commenced offering Class S shares which are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended November 30, 2005 the Fund utilized approximately $117,538,000 of prior year capital loss carryforwards.

At November 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $147,951,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2010 ($79,880,000) and November 30, 2011 ($68,071,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2005, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$20,908,360
Capital loss carryforwards	147,951,000
Net unrealized appreciation (depreciation) on investments	$1,523,216,413

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2005	2004
Distributions from ordinary income*	$77,052,803	$69,116,084

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $868,489,756 and $542,256,614, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund’s average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.69% of the Fund’s average daily net assets. Dreman Value Management, LLC (“DVM”) serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Effective October 1, 2003 through February 28, 2006 (Class S commencement of operations February 28, 2005), the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.20%, 1.20%, 1.20%, 1.00%, 0.98% and 1.00% of average daily net assets for Class A, B, C, I, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s operating expenses at 1.70%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and director and director counsel fees and organizational and offering expenses.

Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class A, B, C, I, R and Institutional Class shares of the Fund. Scudder Service Corporation (“SSC”), also an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. (“DST”), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder serving fee they receive from the Fund. For the year ended November 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

	Total Aggregated	Unpaid at November 30, 2005
Class A	$5,764,576	$1,011,565
Class B	1,594,891	295,625
Class C	956,376	175,754
Class I	3,057	710
Class R	10,840	1,281
Class S	10,000	3,905
Institutional Class	187,245	41,645

	$8,526,985	$1,530,485

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares and 0.25% of average daily net assets of Class R shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended November 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2005
Class B	$6,211,560	$460,024
Class C	5,714,475	539,710
Class R	16,430	2,198

	$11,942,465	$1,001,932

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2005	Annual Effective Rate
Class A	$11,098,587		$962,835.24%
Class B	1,984,910		150,477.24%
Class C	1,834,046		165,083.24%
Class R	13,853		2,704.21%

	$14,931,396		$1,281,099

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended November 30, 2005, aggregated $800,187.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the the year ended November 30, 2005, the CDSC for Class B and C shares aggregated $1,373,346 and $67,823, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2005, SDI received $5,627.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended November 30, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $17,840, of which $5,760 is unpaid at November 30, 2005.

Directors’ Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

D. Expense Reductions

For the year ended November 30, 2005, the Advisor agreed to reimburse the Fund $75,270, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. During the year ended November 30, 2005, the custodian fee was reduced by $356 for custodian credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund’s transactions during the year ended November 30, 2005 with companies which are or were affiliates is as follows:

Affiliate	Value ($) at November 30, 2004	Purchases Cost ($)	Sales Cost ($)	Realized Gain/Loss ($)	Dividend Income ($)	Shares at November 30, 2005	Value ($) at November 30, 2005
Borders Group, Inc.	116,524,256	3,639,461	—	—	1,873,053	5,255,100	107,151,489
Universal Corp.	102,907,086	1,292,568	—	—	3,574,326	2,141,450	86,471,751

	219,431,342				5,447,379		193,623,240

F. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2005		Year Ended November 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	31,914,592	$1,382,287,413	37,144,546	$1,432,713,281
Class B	2,186,233	94,306,454	3,522,449	135,232,347
Class C	5,775,757	250,379,814	4,406,906	169,412,755
Class I	384,584	16,730,572	24,609	937,210
Class R	232,121	10,052,219	48,632	1,876,876
Class S*	873,414	38,205,384	—	—
Institutional Class	11,224,982	486,112,927	812,421	31,097,051

		$2,278,074,783		$1,771,269,520

Shares issued to shareholders in reinvestment of distributions
Class A	1,291,880	$55,680,718	1,260,970	$47,887,748
Class B	92,021	3,946,695	170,361	6,425,900
Class C	87,475	3,763,973	103,488	3,921,191
Class I	2,031	87,093	5,648	213,229
Class R	1,680	72,852	252	9,723
Class S*	2,514	110,551	—	—
Institutional Class	50,764	2,189,469	51,958	1,972,583

		$65,851,351		$60,430,374

Shares redeemed
Class A	(26,869,766)	$(1,162,881,246)	(19,163,540)	$(739,088,745)
Class B	(7,333,697)	(315,155,272)	(13,096,568)	(501,404,231)
Class C	(3,060,325)	(131,981,084	(3,020,083)	(116,237,079)
Class I	(153,056)	(6,567,729)	(162,446)	(6,258,143)
Class R	(35,648)	(1,553,207)	(1,512)	(58,681)
Class S*	(28,039)	(1,228,698)	—	—
Institutional Class	(1,175,740)	(51,165,284)	(450,963)	(17,361,540)

		$(1,670,532,520)		$(1,380,408,419)

Redemption fees		$47,297		$—

Net increase (decrease)
Class A	6,336,706	$275,119,972	19,241,976	$741,512,284
Class B	(5,055,443)	(216,900,537)	(9,403,758)	(359,745,984)
Class C	2,802,907	122,165,355	1,490,311	57,096,867
Class I	233,559	10,249,936	(132,189)	(5,107,704)
Class R	198,153	8,571,864	47,372	1,827,918
Class S*	847,889	37,088,889	—	—
Institutional Class	10,100,006	437,145,432	413,416	15,708,094

		$673,440,911		$451,291,475

*	For the period February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

G. Subsequent Event

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank’s mutual fund operations around the globe. On February 6, 2006, the funds will be listed as part of the DWS fund family under the letter “D” in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds will change to www.dws-scudder.com.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder Value Series, Inc. and Shareholders of

Scudder-Dreman High Return Equity Fund:

We have audited the accompanying statement of assets and liabilities of Scudder-Dreman High Return Equity Fund, one of a series of Scudder Value Series, Inc. (the “Corporation”), including the portfolio of investments, as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Corporation’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder-Dreman High Return Equity Fund at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 20, 2006

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund’s fiscal year ended November 30, 2005 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $163,141,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Investment Management Agreement Approval

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund’s investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Directors as a group. The Independent Directors then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank’s commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board considered the delegation of day-to-day portfolio management responsibility to Dreman Value Management, L.L.C. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with the Fund’s investment objective and policies. The Board also noted that it has put a process into place of identifying “Focus Funds” (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor’s remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund’s performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund’s management fee rate, operating expenses and total expense ratios and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. (“Lipper”). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor’s estimate of current expenses for the Fund (including the effect of the Fund’s then-current expense cap). The information provided to the Board showed that the Fund’s management fee rate was above the median but below the fourth quartile of the peer group, and that the Fund’s total expense ratios were at or below the median of the peer universe for Class A, B and C shares. The Board also considered the Fund’s management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the Scudder Funds. The Board took into account the Advisor’s commitment to cap total expenses through February 28, 2006.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the Fund’s management fee rate was above the median of the peer group, such management fee rate was within an acceptable range of the peer group and consistent with reasonable expectations in light of the nature, quality and extent of the services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprisewide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM’s methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee included seven breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund and fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor’s commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management’s representation that such actions will not materially impact the Advisor’s ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board Considerations in Connection with the Annual Review of the Subadvisory Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund’s subadvisory agreement (the “Subadvisory Agreement”) between Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) and Dreman Value Management, L.L.C. (the “Subadvisor”) in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Subadvisory Agreement. The review process followed by the Board is described in detail above. In connection with the renewal of the Subadvisory Agreement, the various Committees and the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board considered short-term and longer-term performance of the Fund (as described above).

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Subadvisor historically have been and continue to be satisfactory, and that the Fund’s performance during the tenure of the Subadvisor was satisfactory.

Fees, Profitability and Economies of Scale. The Board considered the subadvisory fee rate under the Subadvisory Agreement and how it related to the overall management fee structure of the Fund. The Board also considered the terms of a relationship agreement between the Advisor and Subadvisor. The Board considered that the subadvisory fee rate was negotiated at arm’s length between the Advisor and Subadvisor, an unaffiliated third party, and that the Advisor compensates the Subadvisor from its fees. Accordingly, the Board considered the estimated profitability of the Advisor and did not consider estimated profitability of the Subadvisor. The Board evaluated whether the overall management fees payable by the Fund were designed to share economies of scale.

As part of its review of the investment management agreement with DeIM, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board noted that the investment management agreement with DeIM included breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to the Subadvisor. The Board also considered the character and amount of other incidental benefits received by the Subadvisor and its affiliates, including benefits received by the Subadvisor in connection with executing brokerage transactions for the Fund. The Board concluded that the subadvisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Subadvisory Agreement continue to be fair and reasonable and that the continuation of the Subadvisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2005. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Director’s term of office extends until the next shareholders’ meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Directors

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Director, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	71

John W. Ballantine (1946) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71

Lewis A. Burnham (1933) Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	66

Donald L. Dunaway (1937) Director, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71

James R. Edgar (1946) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71

Paul K. Freeman (1950) Director, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71

Robert B. Hoffman (1936) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71

William McClayton (1944) Director, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71

Robert H. Wadsworth (1940) Director, 2004-present	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)	74

	* Inception date of the corporation which was the predecessor to the L.L.C.

John G. Weithers (1933) Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	66

Interested Director and Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Director, 2004-present	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120

Vincent J. Esposito[4] (1956) President, 2005-present	Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)	n/a

Elisa D. Metzger[4] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a

Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a

John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

[1]	Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
[3]	Executive title, not a board directorship
[4]	Address: 345 Park Avenue, New York, New York 10154
[5]	Address: Two International Place, Boston, Massachusetts 02110
[6]	Address: One South Street, Baltimore, Maryland 21202

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C, I and Institutional Class

Automated Information Lines	ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site	scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048

To speak with a Scudder service representative.

Written Correspondence	Scudder Investments

PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KDHAX	KDHBX	KDHCX	KDHIX
CUSIP Number	81123U-204	81123U-709	81123U-808	81123U-832
Fund Number	087	287	387	539

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411

24-hour access to your retirement plan account.

Web Site	scudder.com

Click “Retirement Plans” to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776

To speak with a Scudder service representative.

Written Correspondence	Scudder Retirement Services

222 South Riverside Plaza Chicago, IL 60606-5806

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Nasdaq Symbol	KDHRX

CUSIP Number	81123U-790

Fund Number	1506

For shareholders of Class S

Automated Information Lines	SAILTM

(800) 343-2890

Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER

To speak with a Scudder service representative.

Written Correspondence	Scudder Investments

PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Class S

Nasdaq Symbol	KDHSX

Fund Number	387

Notes

Notes

Notes

DWS Dreman Financial Services Fund

Semi-Annual Report to Shareholders

May 31, 2006

[TO COME]

Scudder-Dreman Financial Services Fund

Annual Report to Shareholders

November 30, 2005

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the Life of Fund periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/05

Scudder-Dreman Financial Services Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	1.42%	9.97%	5.18%	4.72%
Class B	.68%	9.10%	4.33%	3.86%
Class C	.68%	9.13%	4.35%	3.92%
S&P 500 Index+	8.44%	12.10%	.64%	3.22%
S&P Financial Index++	10.79%	13.47%	5.52%	5.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	The Fund commenced operations on March 9, 1998. Index returns begin March 31, 1998.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐ Scudder-Dreman Financial Services Fund — Class A ☐ S&P 500 Index+ ☐ S&P Financial Index++

Yearly periods ended November 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/05

Scudder-Dreman Financial Services Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A
Growth of $10,000	$9,559	$12,533	$12,130	$13,459
Average annual total return	-4.41%	7.82%	3.94%	3.92%
Class B
Growth of $10,000	$9,768	$12,788	$12,259	$13,402
Average annual total return	-2.32%	8.54%	4.16%	3.86%
Class C
Growth of $10,000	$10,068	$12,996	$12,375	$13,462
Average annual total return	.68%	9.13%	4.35%	3.92%
S&P 500 Index+
Growth of $10,000	$10,844	$14,085	$10,322	$12,752
Average annual total return	8.44%	12.10%	.64%	3.22%
S&P Financial Index++
Growth of $10,000	$11,079	$14,610	$13,082	$15,574
Average annual total return	10.79%	13.47%	5.52%	5.95%

The growth of $10,000 is cumulative.

*	The Fund commenced operations on March 9, 1998. Index returns begin March 31, 1998.
+	The Standard & Poor’s 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++	The Standard & Poor’s (S&P) Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information

	Class A	Class B	Class C
Net Asset Value:

11/30/05	$12.49	$12.34	$12.38
11/30/04	$12.47	$12.32	$12.36
Distribution Information

Twelve Months:

Income Dividends as of 11/30/05	$.16	$.06	$.06

Class A Lipper Rankings — Financial Services Funds Category as of 11/30/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	108	of	120	90
3-Year	101	of	103	98
5-Year	68	of	85	80

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2005.

The tables illustrate your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment

for the six months ended November 30, 2005

Actual Fund Return	Class A	Class B	Class C
Beginning Account Value 6/1/05	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/05	$1,035.60	$1,032.80	$1,032.70
Expenses Paid per $1,000*	$8.57	$12.13	$12.43

Hypothetical 5% Fund Return	Class A	Class B	Class C
Beginning Account Value 6/1/05	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/05	$1,016.65	$1,013.14	$1,012.84
Expenses Paid per $1,000*	$8.49	$12.01	$12.31

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C
Scudder-Dreman Financial Services Fund	1.68%	2.38%	2.44%

For more information, please refer to the Fund’s prospectus.

Portfolio Management Review

Scudder-Dreman Financial Services Fund:

A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder-Dreman Financial Services Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management, LLC (“DVM”), Aspen, Colorado, is the subadvisor for the fund. DVM was founded in 1997, with predecessor firms dating back to 1977, and currently manages over $14 billion in assets as of November 30, 2005.

Portfolio Manager

Dreman Value Management, LLC is the subadvisor for the fund.

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, LLC and Lead Portfolio Manager

Began investment career in 1957.

Joined the fund in 1998.

Founder, Dreman Value Management, LLC.

F. James Hutchinson

Portfolio Manager

Began investment career in 1986.

Joined the fund team in 2001.

Prior to that, President and CEO, The Bank of New York, investment management product development and portfolio manager.

In the following interview, Lead Portfolio Manager David N. Dreman discusses the economy, the market environment and performance of Scudder-Dreman Financial Services Fund for the annual period ended November 30, 2005.

Q: How would you describe the economic and market environment over the last year?

A: The market has behaved in line with our expectations. A year ago, our view was more conservative than most. We anticipated that rising interest rates and concerns about inflation would take a toll on equity returns, and that has been the case, as returns have generally been modest during 2005. The market has also been quite volatile over the last year as investors reacted to economic news that was often confusing.

The broad market, as measured by the S&P 500 Index, had a return of 8.44% for the 12-month period ended November 2005.1 However, more than a third of this return was achieved in the month of December 2004; the return of the S&P 500 Index between January 1 and November 30 of 2005 was just 4.88%. Financial services stocks in general outperformed the broad market. The return of the S&P Financial Index was 10.79%, compared with the 8.44% return of the S&P 500 Index.

[1]	The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index.
[2]	The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The performance of value stocks and growth stocks was remarkably similar. The return of the Russell 1000 Value Index was 9.98%, while the Russell 1000 Growth Index had a return of 9.73%.2 Mid-cap stocks had significantly higher returns than large-cap or small-cap issues. The return of the Russell Midcap Index was 16.25%, compared with 9.97% for the Russell 1000 Index, which tracks large-cap stocks, and 8.14% for the Russell 2000 Index, which measures the return of small-cap stocks.3

The economy appears to be somewhat stronger than might be expected at this stage of an expansion. Gross domestic product (GDP) has expanded for 16 consecutive quarters, beginning in the fourth quarter of 2001, and real GDP has increased at a rate of more than 3% for nearly three years.4 However, debt creation, which has been the source of much of the growth, may be a drag on the economy in the months ahead. High levels of consumer debt, together with the effect of rising energy prices on consumer sentiment, raise major questions about whether consumers can continue the level of spending that has been a major driver of the expansion.

[3]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the index had an approximate market capitalization of $13.7 billion.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13.0 billion; the median market capitalization was approximately $4.6 billion. The smallest company in the index had an approximate market capitalization of $1.8 billion.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the index had an approximate market capitalization of $1.8 billion.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

[4]	Gross domestic product (GDP) is the total market value of all final goods and services produced in a country in a given year. Real GDP is GDP adjusted for inflation.

Business trends were reasonably strong over the last year. Corporate profits increased during 2005, and business investment in capital projects and information technology continued to increase. Manufacturing activity has risen, and productivity continued to improve.

Perhaps the most puzzling aspect of the current economic environment is the relationship between interest rates and inflation. Expressing concern about inflation, the Federal Reserve Board (the Fed) has been raising short-term rates steadily since June 2004, but long-term rates, as measured by the yield on 10-year US Treasury notes, remain near historic lows. What this tells us is that the bond market believes that economic growth will slow before inflation becomes a serious issue. In a statement that accompanied the December rate increase, the Fed gave some indication that the period of tightening may be coming to an end, but it will likely be several months before we have a clear indication of any change in Fed policy.

Q: How did the fund perform during this period?

A: Scudder-Dreman Financial Services Fund had as bad a year as we can remember. The fund (Class A shares) returned 1.42%, underperforming its benchmarks, the S&P 500 Index and the S&P Financial Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for complete performance information.) The Lipper Financial Services Funds group had an average return of 9.85%.

Performance of our fund was disappointing mainly because of negative events specific to two of the fund’s largest holdings, Fannie Mae and Freddie Mac, which together cost us 340 basis points (equivalent to 3.4 percentage points) of return relative to the S&P Financials group.

Q: Will you explain what happened with these large holdings?

A: Fannie Mae and Freddie Mac are government-sponsored enterprises, which means that they are public companies with some sponsorship by the US government. Both companies operate mainly in the residential mortgage business, and both have been run through the Wall Street/Media/Capitol Hill scandal mill because of accounting problems. We believe that these companies’ financial problems have been exaggerated and that much of the criticism of these companies has been politically motivated.

Freddie Mac appears to have understated earnings in a changing regulatory environment with accounting rules that are difficult to interpret. Fannie Mae had to restate earnings, showing a substantial loss, because of its failure to follow generally accepted accounting principles in accounting for derivatives. Negative publicity surrounding these earnings restatements, combined with the threat of changing regulations that could limit these companies’ opportunities in the mortgage market, created significant pressure on the stocks. We think the market’s reaction to the issues facing these companies has been excessive. Shares of both Fannie Mae and Freddie Mac now trade at a substantial discount to the S&P 500. In fact, Fannie Mae’s stock is selling below the company’s liquidation value. We believe that both companies have significant growth potential and, as such, we continue to hold sizable positions in their stocks.

Q: What other decisions were important to the fund’s performance?

A: A change in the fund’s investment policy makes it possible for us to invest up to 20% of the fund’s assets outside the financial services sector. This change enables us to take advantage of attractive investment opportunities in other sectors, while achieving additional diversification. As of November 30, 9.1% of the fund was invested in energy stocks and 3% was in Altria Group, Inc., the leading US tobacco company. We are positive on both the oil stocks and Altria. The latter has risen as it appears increasingly likely that settlements of pending litigation may be more favorable than had been anticipated. A major favorable ruling in Illinois in December 2005 after period end pushed Altria shares higher; this settlement removes a major barrier to the possible split of this company into three pieces, each of which would be a high-quality company with great brands and impressive financial strength.

We believe the combination of growing world demand for energy and a lack of investment in new energy resources over the last 20 years creates a major long-term opportunity for energy companies. Our initial investment in energy stocks for this portfolio was made shortly before this group experienced a decline; however, we believe these holdings will make a positive contribution to the fund’s long-term performance.

Q: How did other financial services holdings perform?

A: Most of our bank and insurance holdings performed well. One of the biggest contributors to performance relative to the benchmark was a position in National Bank of Canada, which has performed terrifically. This is the smallest of the major Canadian banks and besides being an excellent-quality company, it may become an acquisition target if the Canadian government relaxes some of its regulations regarding bank mergers.

Other bank holdings also have been strong, especially regional banks, which we have overweighted, while underweighting money center banks because their considerable international operations subject them to additional risks from interest rates currency exchange rates, and international economic conditions.5 One of the strongest of our regional bank holdings was PNC Financial Services Group Inc.

[5]	An “underweight” means that a fund holds a lower weighting in a given sector compared with its benchmark index. An “overweight” means that a fund holds a higher weighting in a given sector.

We are pleased to report a positive return for the year for American International Group, Inc. (AIG), a leading international insurance and financial services firm with successful operations in a wide variety of insurance categories. The stock performed poorly from February 2004, when its former chief executive and chief financial officers were accused of manipulating financial statements and misleading regulators and investors, until April 2005. The stock has recovered considerably in recent months, and we continue to hold it because we regard AIG as a financially sound insurance company strongly positioned in businesses around the world.

Other stocks that contributed to performance were Chubb Corp., a leading insurance firm; Franklin Resources Inc., a global investment management firm; and investment banks Lehman Brothers Holdings, Inc., and The Goldman Sachs Group, Inc. On the negative side, Friedman, Billings, Ramsey Group, our only real estate investment trust position, performed poorly as earnings were hurt by the difficult market environment created by rising interest rates and a flattening yield curve.6 Consistent with our discipline of selling a stock when the original investment thesis has changed, we have eliminated this position, as we believe there are more attractive opportunities elsewhere.

[6]	The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Q: Do you have other comments for shareholders?

A: Despite the disappointing performance this fiscal year, because of the significant underperformance of some of our larger holdings, we believe that the portfolio is well-positioned for long-term performance, with an emphasis on areas where we see attractive risk/reward prospects, such as regional banks, Fannie Mae and Freddie Mac, and diversified international insurers such as AIG. The inclusion of a few positions outside the financial services arena offers additional opportunities for returns, while keeping the emphasis firmly on banks, insurance companies and other financial services firms.

As always, we thank our shareholders for their continued support and interest. We believe that our time-tested contrarian approach can help our shareholders achieve their long-term investment goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2005

	11/30/05	11/30/04
Asset Allocation (Excludes Securities Lending Collateral)

Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%

	11/30/05	11/30/04
Industry Diversification (As a % of Common Stocks)

Energy	9%	—
Consumer Staples	3%	—
Financials:
Banks	35%	42%
Diversified Financial Services	26%	33%
Capital Markets	13%	9%
Insurance	11%	12%
Consumer Finance	2%	4%
Real Estate	1%	—
	100%	100%

Asset allocation and industry diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2005 (53.6% of Net Assets)

1. American International Group, Inc. Provider of insurance and financial services	8.0%

2. Citigroup, Inc. Provider of diversified financial services	7.3%

3. Freddie Mac Facilitator of mortgages and issuer of mortgage-backed securities	6.7%

4. Bank of America Corp. Provider of commercial banking services	6.4%

5. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	6.4%

6. Washington Mutual, Inc. Provider of diversified financial services	4.4%

7. Morgan Stanley Provider of investment banking and brokerage services	4.2%

8. ConocoPhillips Producer of petroleum and other natural gases	3.6%

9. KeyCorp Provider of commercial banking services	3.5%

10. National Bank of Canada Provider of general banking and trust services	3.1%

Portfolio holdings are subject to change.

For more complete details about the Fund’s investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2005

	Shares	Value ($)
Common Stocks 99.7%
Consumer Staples 3.0%
Tobacco
Altria Group, Inc.	40,000	2,911,600

Energy 9.1%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	5,100	462,111
Apache Corp.	6,600	430,848
Burlington Resources, Inc.	6,500	469,625
ConocoPhillips	57,100	3,455,121
Devon Energy Corp.	7,600	457,520
EnCana Corp.	18,500	819,920
Occidental Petroleum Corp.	11,700	927,810
Tesoro Corp.	16,000	881,120
Valero Energy Corp.	9,100	875,420

		8,779,495

Financials 87.6%
Banks 34.9%
Bank of America Corp.	136,456	6,261,966
Fifth Third Bancorp.	32,600	1,312,802
Hudson City Bancorp, Inc.	25,400	302,514
Independence Community Bank Corp.	10,900	432,076
KeyCorp	102,900	3,412,164
Marshall & Ilsley Corp.	34,100	1,465,618
Mercantile Bankshares Corp.	4,000	237,640
National Bank of Canada	57,500	3,043,929
National City Corp.	59,025	2,001,538
PNC Financial Services Group, Inc.	33,500	2,136,295
Regions Financial Corp.	15,500	522,195
Sovereign Bancorp, Inc.	69,400	1,517,084
US Bancorp.	99,000	2,997,720
Wachovia Corp.	43,400	2,317,560
Washington Mutual, Inc.	103,000	4,242,570
Wells Fargo & Co.	26,900	1,690,665

		33,894,336

Capital Markets 13.0%
Ameriprise Financial, Inc.	6,580	276,689
Bear Stearns Companies, Inc.	14,100	1,564,959
Franklin Resources, Inc.	15,700	1,458,216
Lehman Brothers Holdings, Inc.	12,300	1,549,800
Mellon Financial Corp.	53,700	1,806,468
Morgan Stanley	72,900	4,084,587
The Goldman Sachs Group, Inc.	14,500	1,869,920

		12,610,639

Consumer Finance 1.6%
American Express Co.	29,800	1,532,316

Diversified Financial Services 26.3%
CIT Group, Inc.	40,300	1,994,850
Citigroup, Inc.	146,600	7,117,430
Fannie Mae	128,600	6,179,230
Freddie Mac	103,900	6,488,555
JPMorgan Chase & Co.	67,084	2,565,963
The PMI Group, Inc.	29,300	1,189,580

		25,535,608

Insurance 10.8%
Allstate Corp.	22,200	1,245,420
American International Group, Inc.	115,550	7,758,027
Chubb Corp.	15,200	1,471,964

		10,475,411

Real Estate 1.0%
Novastar Financial, Inc. (REIT) (a)	35,300	988,047

Total Common Stocks (Cost $71,067,605)		96,727,452

Securities Lending Collateral 0.9%
Scudder Daily Assets Fund Institutional, 4.07% (b) (c) (Cost $890,900)	890,900	890,900

Cash Equivalents 0.5%
Scudder Cash Management QP Trust, 4.03% (d) (Cost $486,683)	486,683	486,683

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $72,445,188)+	101.1	98,105,035

Other Assets and Liabilities, Net	(1.1)	(1,028,281)

Net Assets	100.0	97,076,754

+	The cost for federal income tax purposes was $73,415,134. At November 30, 2005, net unrealized appreciation for all securities based on tax cost was $24,689,901. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,227,344 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,537,443.
(a)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2005 amounted to $845,298, which is 0.9% of net assets.
(b)	Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending.
(d)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2005

Assets
Investments:

Investments in securities, at value (cost $71,067,605) — including $845,298 of securities loaned	$96,727,452
Investment in Scudder Cash Management QP Trust (cost $486,683)	486,683
Investment in Scudder Daily Assets Fund Institutional (cost $890,900)*	890,900

Total investments in securities, at value (cost $72,445,188)	98,105,035

Cash	10,000
Receivable for investments sold	62,990
Dividends receivable	193,161
Interest receivable	9,662
Receivable for Fund shares sold	48,432
Other assets	13,270

Total assets	98,442,550

Liabilities
Payable for Fund shares redeemed	215,556
Payable upon return of securities loaned	890,900
Accrued management fee	66,744
Other accrued expenses and payables	192,596

Total liabilities	1,365,796

Net assets, at value	$97,076,754

Net Assets
Net assets consist of:

Undistributed net investment income	756,181
Net unrealized appreciation (depreciation) on investments	25,659,847
Accumulated net realized gain (loss)	214,877
Paid-in capital	70,445,849

Net assets, at value	$97,076,754

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2005 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price(a) per share ($69,463,530 ÷ 5,560,470 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.49
Maximum offering price per share (100 ÷ 94.25 of $12.49)	$13.25

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($17,997,818 ÷ 1,458,339 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.34

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,615,406 ÷ 776,849 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.38

(a)	Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2005

Investment Income
Dividends (net of foreign taxes withheld of $21,179)	$3,173,764
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	134,341
Interest — Scudder Cash Management QP Trust	7,057

Total Income	3,315,162

Expenses:

Management fee	807,492
Services to shareholders	336,941
Custodian and accounting fees	114,020
Distribution service fees	511,257
Auditing	47,115
Legal	18,459
Trustees’ fees and expenses	22,315
Reports to shareholders	64,510
Registration fees	49,320
Other	18,966

Total expenses, before expense reductions	1,990,395

Expense reductions	(2,613)

Total expenses, after expense reductions	1,987,782

Net investment income (loss)	1,327,380

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	12,297,690
Foreign currency related transactions	78
12,297,768
Net unrealized appreciation (depreciation) during the period on investments	(12,771,315)

Net gain (loss) on investment transactions	(473,547)

Net increase (decrease) in net assets resulting from operations	$853,833

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended November 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$1,327,380	$1,158,204
Net realized gain (loss) on investment transactions	12,297,768	6,340,394
Net unrealized appreciation (depreciation) during the period on investment transactions	(12,771,315)	5,371,938
Net increase (decrease) in net assets resulting from operations	853,833	12,870,536
Distributions to shareholders from:

Net investment income:

Class A	(963,291)	(1,200,985)
Class B	(109,690)	(460,710)
Class C	(53,501)	(115,455)
Fund share transactions:

Proceeds from shares sold	15,971,472	41,980,537
Reinvestment of distributions	1,036,597	1,616,202
Cost of shares redeemed	(42,231,483)	(69,127,646)
Redemption fees	752	—
Net increase (decrease) in net assets from Fund share transactions	(25,222,662)	(25,530,907)
Increase (decrease) in net assets	(25,495,311)	(14,437,521)
Net assets at beginning of period	122,572,065	137,009,586

Net assets at end of period (including undistributed net investment income of $756,181 and $555,205, respectively)	$97,076,754	$122,572,065

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended November 30,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$12.47		$11.46	$9.79	$10.36	$10.27

Income (loss) from investment operations:

Net investment income[a]	.18		.14	.14	.09	.06
Net realized and unrealized gain (loss) on investment transactions	.00	*	1.07	1.65	(.62)	.16

Total from investment operations	.18		1.21	1.79	(.53)	.22

Less distributions from:

Net investment income	(.16)		(.20)	(.12)	(.04)	(.13)
Redemption fees	.00	*	—	—	—	—

Net asset value, end of period	$12.49		$12.47	$11.46	$9.79	$10.36

Total Return (%)[b]	1.42		10.70	18.44	(5.19)	2.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69		82	63	59	75
Ratio of expenses (%)	1.61		1.45	1.36	1.36	1.45
Ratio of net investment income (%)	1.47		1.21	1.36	.94	.58
Portfolio turnover rate (%)	25		4	5	16	17

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
*	Amount is less than $.005.

Class B

Years Ended November 30,	2005	2004	2003		2002	2001
Selected Per Share Data
Net asset value, beginning of period	$12.32	$11.33	$9.64		$10.26	$10.19

Income (loss) from investment operations:

Net investment income (loss)[a]	.09	.05	.06		.02	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.01)	1.05	1.63		(.64)	.15

Total from investment operations	.08	1.10	1.69		(.62)	.13

Less distributions from:

Net investment income	(.06)	(.11)	(.00	)*	—	(.06)
Redemption fees	.00 *	—	—		—	—

Net asset value, end of period	$12.34	$12.32	$11.33		$9.64	$10.26

Total Return (%)[b]	.68	9.73	17.55		(6.04)	1.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	29	62		64	82
Ratio of expenses (%)	2.39	2.22	2.15		2.16	2.23
Ratio of net investment income (loss) (%)	.69	.44	.57		.14	(.20)
Portfolio turnover rate (%)	25	4	5		16	17

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
*	Amount is less than $.005.

Class C

Years Ended November 30,	2005	2004	2003		2002	2001
Selected Per Share Data
Net asset value, beginning of period	$12.36	$11.36	$9.67		$10.28	$10.22

Income (loss) from investment operations:

Net investment income (loss)[a]	.09	.05	.06		.02	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.01)	1.06	1.63		(.63)	.15

Total from investment operations	.08	1.11	1.69		(.61)	.13

Less distributions from:

Net investment income	(.06)	(.11)	(.00	)*	—	(.07)
Redemption fees	.00 *	—	—		—	—

Net asset value, end of period	$12.38	$12.36	$11.36		$9.67	$10.28

Total Return (%)[b]	.68	9.84	17.52		(5.93)	1.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	12	12		12	18
Ratio of expenses (%)	2.39	2.22	2.11		2.13	2.19
Ratio of net investment income (loss) (%)	.69	.44	.61		.16	(.16)
Portfolio turnover rate (%)	25	4	5		16	17

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
*	Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder-Dreman Financial Services Fund (the “Fund”) is a nondiversified series of Scudder Equity Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended November 30, 2005, the Fund utilized $11,283,000 of prior year capital loss carryforwards.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2005, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$757,943
Undistributed net long-term capital gains	$1,184,823
Net unrealized appreciation (depreciation) on investments	$24,689,901

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2005	2004
Distributions from ordinary income*	$1,126,482	$1,777,150

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $27,396,622 and $52,442,647, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equivalent to an annual rate of 0.75% of the first $250,000,000 of the Fund’s average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund’s average daily net assets. Dreman Value Management, L.L.C. (“DVM”) serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. DVM is paid by the Advisor for its services.

Effective October 1, 2003 through February 28, 2006, the Advisor agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.40% average daily net assets for Class A, B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2005, the amounts charged to the Fund by SISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at November 30, 2005
Class A	$164,400	$29,635
Class B	56,460	10,506
Class C	24,790	4,375

	$245,650	$44,516

Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended November 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $97,820, of which $9,496 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2005
Class B	$168,086	$13,957
Class C	78,708	6,753

	$246,794	$20,710

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2005	Annual Effective Rate
Class A	$182,511		$11,993.24%
Class B	55,905		2,772.25%
Class C	26,047		1,739.25%

	$264,463		$16,504

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended November 30, 2005 aggregated $5,661.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended November 30, 2005, the CDSC for Class B and C shares aggregated $62,873 and $715, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended November 30, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $12,600, of which $4,680 is unpaid at November 30, 2005.

Trustees’ Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

D. Expense Reductions

For the year ended November 30, 2005, the Advisor agreed to reimburse the Fund $2,578, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. During the year ended November 30, 2005, the custodian fee was reduced by $35 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2005		Year Ended November 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,038,861	$12,768,403	3,034,204	$36,516,393
Class B	148,523	1,805,157	223,753	2,676,472
Class C	114,919	1,397,912	232,599	2,787,672

		$15,971,472		$41,980,537

Shares issued to shareholders in reinvestment of distributions
Class A	71,821	$885,336	93,127	$1,089,268
Class B	8,376	101,009	36,648	421,586
Class C	4,152	50,252	9,076	105,348

		$1,036,597		$1,616,202

Shares redeemed
Class A	(2,096,195)	$(25,669,070)	(2,059,543)	$(24,781,620)
Class B	(1,066,610)	(12,979,230)	(3,372,737)	(40,091,792)
Class C	(294,079)	(3,583,183)	(358,613)	(4,254,234)

		$(42,231,483)		$(69,127,646)

Redemption fees		$752		$—

Net increase (decrease)
Class A	(985,513)	$(12,014,609)	1,067,788	$12,824,041
Class B	(909,711)	(11,073,063)	(3,112,336)	(36,993,734)
Class C	(175,008)	(2,134,990)	(116,938)	(1,361,214)

		$(25,222,662)		$(25,530,907)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Subsequent Events

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank’s mutual fund operations around the globe. On February 6, 2006, the funds will be listed as part of the DWS fund family under the letter “D” in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds will change to www.dws-scudder.com.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Scudder Equity Trust and

Shareholders of Scudder-Dreman Financial Services Fund:

We have audited the accompanying statement of assets and liabilities of Scudder-Dreman Financial Services Fund, one of a series of Scudder Equity Trust (the “Trust”), including the portfolio of investments, as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder-Dreman Financial Services Fund at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 20, 2006

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,303,300 as capital gain dividends for its year ended November 30, 2005, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund’s fiscal year ended November 30, 2005, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $3,515,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Investment Management Agreement Approval

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund’s investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank’s commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board considered the delegation of day-to-day portfolio management responsibility to Dreman Value Management, L.L.C. (“DVM”). The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with the Fund’s investment objective and policies. The Board also noted that it has put a process into place of identifying “Focus Funds” (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor’s remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory. The Board noted the short-term relative underperformance of the Fund, and took into account the factors contributing to such performance, steps being taken by the Advisor and DVM to improve performance, as well as the performance of all funds managed by DVM.

Fees and Expenses. The Board considered the Fund’s management fee rate, operating expenses and total expense ratios and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. (“Lipper”). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor’s estimate of current expenses for the Fund. The information provided to the Board showed that the Fund’s management fee rate was at the median of the peer group and that the Fund’s total expense ratios were above the median of the peer universe, but below the fourth quartile for Class A and C shares, and in the fourth quartile for Class B shares. The Board examined the total expense ratio for Class B shares less 12b-1 plan expenses and noted that the expense ratio less 12b-1 plan expenses for Class B shares was in the third quartile. The Board also considered the Fund’s management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the Scudder Funds.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that although the Fund’s total expense ratios for Class A, B and C shares were above the median for the peer universe, such expenses were within an acceptable range of expenses and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprisewide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM’s methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee included seven breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund and fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor’s commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management’s representation that such actions will not materially impact the Advisor’s ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board Considerations In Connection with the Annual Review of the Subadvisory Agreement

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund’s subadvisory agreement (the “Subadvisory Agreement”) between Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) and Dreman Value Management, L.L.C. (the “Subadvisor”) in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Subadvisory Agreement. The review process followed by the Board is described in detail above. In connection with the renewal of the Subadvisory Agreement, the various Committees and the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board considered short-term and long-term performance of the Fund (as described above).

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Subadvisor historically have been and continue to be satisfactory. The Board noted the disappointing short-term performance of the Fund, and took into account the factors contributing to such underperformance, the Fund’s long-term performance, and steps being taken to improve performance.

Fees, Profitability and Economies of Scale. The Board considered the subadvisory fee rate under the Subadvisory Agreement and how it related to the overall management fee structure of the Fund. The Board also considered the terms of a relationship agreement between the Advisor and Subadvisor. The Board considered that the subadvisory fee rate was negotiated at arm’s length between the Advisor and Subadvisor, an unaffiliated third party, and that the Advisor compensates the Subadvisor from its fees. Accordingly, the Board considered the estimated profitability to the Advisor and did not consider estimated profitability of the Subadvisor. The Board evaluated whether the overall management fees payable by the Fund were designed to share economies of scale.

As part of its review of the investment management agreement with DeIM, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board noted that the investment management agreement with DeIM included breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to the Subadvisor. The Board also considered the character and amount of other incidental benefits received by the Subadvisor and its affiliates, including benefits received by the Subadvisor in connection with executing brokerage transactions for the Fund. The Board concluded that the subadvisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Subadvisory Agreement continue to be fair and reasonable and that the continuation of the Subadvisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2005. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee’s term of office extends until the next shareholders’ meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	71

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71

Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	66

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71

William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71

Robert H. Wadsworth (1940) Trustee, 2004-present	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)	74

	* Inception date of the corporation which was the predecessor to the L.L.C.

John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	66

Interested Trustee and Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120

Vincent J. Esposito[4] (1956) President, 2005-present	Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)	n/a

Elisa D. Metzger[4] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a

Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a

John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
[3]	Executive title, not a board directorship
[4]	Address: 345 Park Avenue, New York, New York 10154
[5]	Address: Two International Place, Boston, Massachusetts 02110
[6]	Address: One South Street, Baltimore, Maryland 21202

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KDFAX	KDFBX	KDFCX
CUSIP Number	81114P-107	81114P-206	81114P-305
Fund Number	084	284	384

Notes

Notes

Notes

Notes

DWS VALUE SERIES, INC.

PART C – OTHER INFORMATION

Item 15. Indemnification.

Article VIII of the Registrant’s Agreement and Declaration of Trust (Exhibit (1)(a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each of the trustees who is not an “interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Trustee”) has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment adviser, now known as Deutsche Investment Management Americas Inc. (“DeIM”), was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”). In connection with the Trustees’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not “interested persons” of Scudder, Deutsche Bank or Registrant (the “Independent Trustees”) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

DeIM, the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions.”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided; however, if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

1.	all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Non-interested Trustee or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliates thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DeIM will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DeIM and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

5.	all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DeIM.

Item 16. Exhibits.

Exhibit 1	(a)	Articles of Incorporation of Registrant, dated October 14, 1987. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

(b)	Articles Supplementary to Articles of Incorporation of Registrant, dated January 25, 1988. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

(c)	Articles Supplementary to Articles of Incorporation of Registrant, dated February 26, 1988. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

(d)	Articles Supplementary to Articles of Incorporation of Registrant, dated December 28, 1990. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

(e)	Articles Supplementary to Articles of Incorporation of Registrant, dated March 24, 1992. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

(f)	Articles Supplementary to Articles of Incorporation of Registrant, dated September 8, 1995. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

(g)	Articles of Amendment to Articles of Incorporation of Registrant, dated September 8, 1995. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

(h)	Articles of Amendment to Articles of Incorporation of Registrant, dated December 2, 1996. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(i)	Articles of Amendment to Articles of Incorporation of Registrant, dated July 18, 1997. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

(j)	Articles Supplementary to Articles of Incorporation of Registrant, dated July 18, 1997. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(k)	Articles Supplementary to Articles of Incorporation of Registrant, dated January 1, 1998. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

(l)	Articles Supplementary to Articles of Incorporation of Registrant, dated March 19, 1998. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(m)	Articles of Amendment to Articles of Incorporation of Registrant, dated March 30, 1998. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(n)	Articles of Amendment to the Charter of the Corporation, dated January 15, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(o)	Articles Supplementary to Articles of Incorporation of Registrant, dated January 23, 2001. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.)

	(p)	Articles of Amendment to Articles of Incorporation of Registrant, dated May 23, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

	(q)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)

	(r)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)

	(s)	Articles of Amendment and Restatement, dated July 12, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)

	(t)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 14, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)

	(u)	Articles of Amendment to Articles of Incorporation of Registrant, dated March 17, 2004. (Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.)

	(v)	Articles of Amendment to Articles of Incorporation of Registrant, dated August 13, 2004. (Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.)

	(w)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 26, 2005. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.)

	(x)	Articles Supplementary to Articles of Incorporation of Registrant, dated July 21, 2005. (Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement.)

Exhibit 2	(a)	By-laws. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

	(b)	Amended By-laws, dated July 17, 1998. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.) Amendment to the By-laws, dated November 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.)

	(c)	Amendment to the By-laws, dated November 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.)

	(d)	Amendment to By-laws, dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)

	(e)	Amendment to By-laws, dated September 24, 2004. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.)

	(f)	Amendment to By-laws, dated November 19, 2004. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.)

	(g)	Amendment to By-laws, dated November 15, 2005. (Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement.)

Exhibit 3		Not applicable.

Exhibit 4		Form of Agreement and Plan of Reorganization is filed herein as Exhibit A to Part A of this Registration Statement.

Exhibit 5		Not applicable.

Exhibit 6	(a)	Investment Management Agreement between the Registrant, on behalf of Scudder Contrarian Fund and Deutsche Asset Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

	(b)	Investment Management Agreement between the Registrant, on behalf of Scudder-Dreman High Return Equity Fund and Deutsche Asset Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

	(c)	Investment Management Agreement between the Registrant, on behalf of Scudder-Dreman Small Cap Value Fund and Deutsche Asset Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

	(d)	Investment Management Agreement between the Registrant, on behalf of Scudder-Dreman Concentrated Value Fund and Deutsche Asset Management Americas Inc., dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

	(e)	Investment Management Agreement between Registrant, on behalf of Scudder-Dreman Mid Cap Value Fund and Deutsche Asset Management Americas Inc., dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

	(f)	Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. dated April 5, 2002 (Scudder-Dreman Small Cap Value Fund). (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

	(g)	Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. dated April 5, 2002 (Scudder-Dreman High Return Equity Fund). (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

	(h)	Amendment to Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. dated April 23, 2003 (Scudder-Dreman Small Cap Value Fund). (Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement which was filed on March 29, 2004.)

	(i)	Amendment to Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. dated April 23, 2003 (Scudder-Dreman High Return Equity Fund). (Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement which was filed on March 29, 2004.)

	(j)	Sub-Advisory Agreement between Deutsche Investment Management Americas, Inc. and Dreman Value Management, L.L.C. dated June 1, 2005 (Scudder-Dreman Concentrated Value Fund). (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

	(k)	Sub-Advisory Agreement between Deutsche Investment Management Americas, Inc. and Dreman Value Management, L.L.C. dated August 1, 2005 (Scudder-Dreman Mid Cap Value Fund). (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

	(l)	Investment Management Agreement between Registrant, on behalf of Scudder Large Cap Value Fund and Deutsche Asset Management Americas Inc., dated December 6, 2004. (Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement.)

Exhibit 7	(a)	Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

	(b)	Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc. on behalf of Scudder Large Cap Value Fund and its Class AARP shares and Class S shares, to be filed by amendment.

Exhibit 8		Selling Group Agreement. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.)

Exhibit 9	(a)	Custodian Agreement between the Registrant and State Street Bank and Trust Company dated February 22, 1999. (Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.)

	(b)	Amendment to Custody Contract between the Registrant and State Street Bank dated March 31, 1999. (Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.)

	(c)	Amendment to Custody Contract between the Registrant and State Street Bank, dated January 5, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

	(d)	Amendment to Custody Contract between the Registrant and State Street Bank, dated July 2, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

	(e)	Amendment to Custody Contract between the Registrant and State Street Bank, dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

	(f)	Amendment to Custody Contract between Registrant and State Street Bank, dated July 30, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

	(g)	Master Custodian Agreement, dated March 17, 2004, between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement.)

Exhibit 10	(a)	Rule 12b-1 Plan between Scudder Contrarian Fund (Class A) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

	(b)	Amended and Restated Rule 12b-1 Plan between Scudder Contrarian Fund (Class B) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(c)	Amended and Restated Rule 12b-1 Plan between Scudder Contrarian Fund (Class C) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(d)	Rule 12b-1 Plan between Scudder Dreman-High Return Equity Fund (Class A) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(e)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman High Return Equity Fund (Class B) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(f)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman High Return Equity Fund (Class C) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(g)	Rule 12b-1 Plan between Scudder-Dreman Small Cap Value Fund (Class A) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(h)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Small Cap Value Fund (Class B) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(i)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Small Cap Value Fund (Class C) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(j)	Shareholder Services Agreement between the Registrant and Scudder Distributors, Inc., dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.)

(k)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Small Cap Value Fund (Class R) and Scudder Distributors, Inc., dated October 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)

(l)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman High Return Equity Fund (Class R) and Scudder Distributors, Inc., dated October 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)

(m)	Amended and Restated Rule 12b-1 Plan between Scudder Contrarian Fund (Class R) and Scudder Distributors, Inc., dated October 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)

(n)	Rule 12b-1 Plan between Scudder-Dreman Concentrated Value Fund (Class A) and Scudder Distributors, Inc., dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.)

(o)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Concentrated Value Fund (Class B) and Scudder Distributors, Inc., dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement).

(p)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Concentrated Value Fund (Class C) and Scudder Distribution, Inc., dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.)

	(q)	Rule 12b-1 Plan between Scudder-Dreman Mid Cap Value Fund (Class A) and Scudder Distributors, Inc. dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

	(r)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Mid Cap Value Fund (Class B) and Scudder Distributors, Inc., dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

	(s)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Mid Cap Value Fund (Class C) and Scudder Distributors, Inc., dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

	(t)	Amended and Restated Multi-Distribution System Plan (Rule 18f-3 Plan), dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement.)

Exhibit 11	(a)	Opinions and Consents of Counsel of Vedder, Price, Kaufman & Kammholz, P.C. to be filed by amendment.

Exhibit 12	(a)	Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP filed herein.

Exhibit 13	(a)	Agency Agreement. (Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement.)

	(b)	Supplement to Agency Agreement between Registrant and Investors Fiduciary Trust Company dated June 1, 1997. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

	(c)	Supplement to Agency Agreement dated January 1, 2000. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.)

	(d)	Fund Accounting Agreement between Registrant and Scudder Fund Accounting Corporation dated December 31, 1997 (Scudder Contrarian Fund). (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

	(e)	Fund Accounting Agreement between Registrant and Scudder Fund Accounting Corporation dated December 31, 1997 (Scudder-Dreman High Return Equity Fund). (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

	(f)	Fund Accounting Agreement between Registrant and Scudder Fund Accounting Corporation dated December 31, 1997 (Scudder Small Cap Value Fund). (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

	(g)	Fund Accounting Agreement between Registrant and Scudder Fund Accounting Corporation (Scudder-Dreman Mid Cap Value Fund) dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

	(h)	Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation dated February 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.)

	(i)	Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation dated September 24, 2004 to be filed by amendment.

	(j)	Amended and Restated Administrative Services Agreement between the Registrant and Deutsche Investment Management Americas Inc., dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration statement.)

	(k)	First Amendment to Fund Accounting Services Agreement dated March 19, 2003. (Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.)

	(l)	Letters of Indemnity to the Scudder Funds and Independent Directors/Trustees dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.)

Exhibit 14		Consent of Ernst & Young LLP to be filed by Amendment.

Exhibit 15		Not applicable.

Exhibit 16		Powers of Attorney are filed herein.

Exhibit 17		Form of Proxy is filed herein and appears following Part A of this Registration Statement.

Item 17. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of Chicago, and State of Illinois, on the 5th day of July, 2006.

DWS HIGH INCOME SERIES

By:	/s/ Michael Colon
Michael Colon
Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Michael Colon Michael Colon	Chief Executive Officer	July 5, 2006

/s/ Paul Schubert Paul Schubert	Chief Financial Officer and Treasurer	July 5, 2006

/s/ Shirley D. Peterson* Shirley D. Peterson	Chairperson and Director

/s/ John W. Ballantine * John W. Ballantine	Director

/s/ Donald L. Dunaway * Donald L. Dunaway	Director

/s/ James R. Edgar * James R. Edgar	Director

/s/ Paul K. Freeman * Paul K. Freeman	Director

/s/ Robert B. Hoffman * Robert B. Hoffman	Director

/s/ William McClayton * William McClayton	Director

/s/ Robert H. Wadsworth* Robert H. Wadsworth	Director

* By	/s/ John Millette	July 5, 2006
John Millette**

**	Attorney-in-fact pursuant to the powers of attorney filed herein.

INDEX OF EXHIBITS

EXHIBIT NUMBER	EXHIBIT TITLE
16	Powers of Attorney